UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-01597

Steward Funds, Inc.

(Exact name of registrant as specified in charter)

15375 Memorial Drive

Suite 200

Houston, Texas 77079

(Address of principal executive offices) (Zip code)

John Marten

Vedder Price P.C.

222 North LaSalle Street

Chicago, Illinois 60601

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 260-9000

Date of fiscal year end: April 30

Date of reporting period: April 30, 2022

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1):

CROSSMARKGLOBAL.COM April 30, 2022 STEWARD FUNDS ANNUAL REPORT

Dear Shareholder:
It is our pleasure to present you with the 2022 Steward Funds, Inc. Annual Report. Within the pages of this report, you will see detailed information regarding the Funds, including performance, specific holdings within each Fund, and a summary of the key factors that have affected the Funds’ performance for the most recent fiscal year.
Dedicated to widely-held traditional values, our Steward Funds use a proprietary screening methodology that seeks to screen out companies recognized for their material business involvement, through direct participation and/or percentage of revenue, in abortion and abortifacients, adult entertainment, alcohol, embryonic stem cell research, gambling, recreational cannabis, and tobacco. We believe that investors do not need to sacrifice investment returns to align their investments with their values.
In that vein, we are excited to announce that for the eighth consecutive year our Steward Global Equity Income Fund (ticker SGISX) has received multiple Lipper Fund Awards for its performance. Specifically, the Steward Global Equity Income Fund was named the Best Global Equity Income Fund in the ten-year performance category for the period ended November 30, 2021, by Refinitiv. We are proud of this impressive track record.
In addition to receiving recognition for our investment product performance, we are also extremely proud of the recognition we have received related to the corporate culture at Crossmark Global Investments (the investment advisory firm that manages the Funds). As a faith-based firm, we are committed to operating according to the highest levels of excellence within our industry. Our commitment to our core values of integrity, courage, commitment, proficiency, and professionalism is unwavering. We believe that a vibrant, healthy corporate culture contributes substantially to the success of our clients.
During this last year we were honored to receive Houston’s Best and Brightest Companies to Work for Award given by the National Association for Business Resources (the fifth year in a row Crossmark has received this recognition), as well as being named one of the Best Companies to Work for in Texas by the joint efforts of the Texas Association of Business and the Texas Society of Human Resource Management. These awards demonstrate our commitment to creating a positive work environment for our employees where our core philosophy of serving our clients with excellence can thrive.
On behalf of all of the professionals at the Steward Funds and Crossmark Global Investments, we sincerely thank you for the trust you have placed in us. We invite you to learn more about the Steward Funds, Crossmark Global Investments, and the various investment options available by visiting our website at crossmarkglobal.com. Additionally, if you are ever in the Houston, Texas area, we would love to meet you personally. Feel free to stop by our office at any time.
Again, thank you for choosing to invest in the Steward Funds.
Sincerely,
Michael L. Kern, III, CFA
President – Steward Funds, Inc.
President & CEO – Crossmark Global Investments, Inc.
15375 Memorial Drive, Suite 200, Houston, TX 77079 800-262-6631	crossmarkglobal.com/stewardfund s

STEWARD COVERED CALL INCOME FUND
Paul Townsen, Managing Director, Portfolio Manager and Ryan Caylor, CFA, Head of Research, Portfolio Manager

Fund and Market Performance
(Institutional Class Shares)
For the fiscal year ended April 30, 2022, the Steward Covered Call Income Fund returned -0.04%.  Over the same period, the Fund’s primary benchmark—the S&P 500 Index—returned 0.21%, while the Fund’s secondary benchmark—the Cboe S&P 500 BuyWrite Index (BXM)—returned 8.57%.
Positive and Negative Contributors to Performance
With regard to performance attribution for the Fund during the fiscal year ended April 30, 2022, there are several sectors and individual stocks worth highlighting.  From a sector allocation standpoint for the stock portfolio, the sectors contributing the most to relative performance against the S&P 500 were Consumer Discretionary, Consumer Staples, and Utilities (each overweight relative to the sector weights of the S&P 500).  Detracting the most from relative performance were Communication Services (overweight), Information Technology (underweight), and Financials (overweight). Stocks that contributed the most to relative performance were ConocoPhillips (0.52% of total average net assets), Eli Lilly (0.85% of total average net assets) and Exxon Mobil (1.2% of total average net assets).  Stocks detracting the most from relative performance were Adobe (1.9% of total average net assets), Apple (4.6% of total average net assets), and PayPal (1.1% of total average net assets).  When considering the values based screens we apply, the net impact for the Fund of not owning the screened-out companies was -95 bp, with almost all of the negative net impact coming from our Embryonic Stem Cell research screens and Abortion-related screens.
Looking Ahead
As we look to the rest of the 2022 calendar year, volatility will likely remain front and center for markets driven by a tightening Federal Reserve, concerns over inflation, an unsettled war in Ukraine, high global commodity prices, Covid lockdowns in China, and cracks in global supply chains, to name a few factors.  How this continues to play out from an implied volatility vs. realized volatility standpoint (otherwise known as the volatility premium realized by writing covered calls) is yet to be determined. However, we do believe we’ve entered a new regime characterized by higher implied volatility compared to the historically low volatility regime bookended between the Great Financial Crisis of '08/'09 and the start of Covid lockdowns in early 2020.
Principal Investment Strategy
The Fund’s principal investment strategy is to invest in a portfolio of large-cap, dividend-paying, equity securities that are listed on U.S. exchanges and to write (sell) covered call options on those securities with the overall goal of providing options premium income and lowering volatility of the Fund’s portfolio when compared to the broader uncovered large-cap securities market, subject to the limitations of the Fund’s values-based screening policies.
Under normal market circumstances, the Fund will:
•  write (sell) call options on at least 80% of its equity securities
•  invest at least 80% of its assets in the securities of companies included in the Fund’s benchmark
Covered call options may be written on the Fund’s equity securities. A call option gives the purchaser of the option the right to buy, and the writer, in this case, the Fund, the obligation to sell, the underlying security at a specified exercise price at any time prior and up to the expiration of the contract.
The covered call strategy used by the Fund is designed to earn extra premium income to moderate the impact of market declines and to reduce the volatility of the Fund’s portfolio. This strategy means that the Fund may be expected to underperform equity markets during periods of sharply rising prices; conversely, by using this strategy, the Fund would tend to outperform equity markets during periods of flat or declining prices due to the Fund’s receipt of premiums from selling the call options.

STEWARD EQUITY MARKET NEUTRAL FUND
Robert C. Doll, CFA, Chief Investment Officer, Portfolio Manager and Ryan Caylor, CFA, Head of Research, Portfolio Manager

Fund and Market Performance
(Institutional Class Shares)
From inception (November 15, 2021) to the fiscal year-end of April 30, 2022, the Steward Equity Market Neutral Fund returned 6.08%.  For comparison purposes, the total return of the ICE BofA 3 Month U.S. Treasury Bill Index was 0.06% over the same period.
Positive and Negative Contributors to Performance
Our long positions returned  -12.92% during this period, while our short positions returned 19.67%.  Biggest positive contributors were communication services (+206bp), healthcare (+185bp), industrials (+151bp), information technology (+143bp); biggest detractors were utilities (-112bp) and energy (-106bp).  The largest individual stock contributors were shorts (Wayfair +123bp, Shoals Technologies +103bp, Novavax +102bp, GoHealth +93bp, Unity Software +77bp, and Roku +75bp).  Biggest detractors were also shorts: New Fortress Energy -88bp and GameStop -52bp).  The Fund was hurt by 98bp due to values-based screens with the majority of that coming from our inability to own certain healthcare companies (United Healthcare -25bp, Johnson and Johnson -24bp, Bristol Myers Squibb -12bp, and Merck -10bp).
Looking Ahead
Our view is that the equity market is in a tug of war between a good earnings tailwind and a modest valuation headwind.  Despite a positive earnings picture, the overall macro backdrop has become less favorable for the equity market in 2022.  The combination of elevated market valuations, revenue and earnings growth losing steam, a war and higher oil prices, and rising bond yields point to a more difficult year with more frequent pullbacks and higher volatility.  Valuation will be of paramount importance in positioning equity portfolios in our view.  We believe that it makes sense to lean modestly in favor of value/cyclicals.  2022 is shaping up to be more challenging for investors, as central banks progressively unwind unprecedented monetary accommodation in response to ongoing economic recovery and expansion and elevated inflation pressures.  While we expect decent economic and earnings growth will be a tailwind for equities, rising interest rates and stubborn inflation will be headwinds. This is likely to create volatility and, at times, turbulent churning.
We expect a pause in the cyclical rise in bond yields, as growth concerns have increased and there should be less alarming inflation data ahead, at a point when government bond markets are extremely oversold.  A pause, in turn, should allow the recent risk-off phase to diminish once investors realize that the economic progress remains positive. The foundations under the global economic expansion are still solid in our view, but the liquidity boom is unwinding, and we expect financial market returns will be far less than in recent years, as bond yields move higher over time.
In the near-term, there is room for both stocks and bonds to rebound from an oversold starting point, during which expected ongoing growth worries may favor bonds over stocks.  However, on a 6-12 month horizon, our constructive economic outlook and sticky inflation imply another upleg for global bond yields and therefore that equities will resume outperforming bonds.  Barring a sharper decline in inflation than we anticipate, we believe multi-asset portfolios will struggle to generate positive real returns in the year ahead.
Principal Investment Strategy
The Fund pursues its investment objective utilizing a market neutral strategy, the goal of which is to generate absolute returns that are due primarily to stock selection, rather than the returns and direction of the stock market. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities. The Fund implements its market neutral strategy by establishing long and short positions in a diversified portfolio of equity securities, subject to the limitations of the Fund’s values-based screening policies on long positions.  Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Russell 1000 Index at the time of purchase.  As a result, the Fund will invest significantly in large-capitalization companies.  When the Fund takes a long position in a security, it purchases the security outright.  When the Fund takes a short position, it sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed.  The Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.  The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions.

Portfolio management will invest in long positions that are expected to deliver the overall returns of the stock market, plus additional performance unique to the specific stocks purchased by portfolio management.  The short positions selected by portfolio management are expected to deliver the inverse of the overall returns of the stock market, plus additional performance unique to the specific stocks sold short by portfolio management. At any time, the Fund's net long exposure to the stock market (long market value minus short market value) could range between -20% and 40%.
Portfolio management will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management.  Securities generally are added to the portfolio as long or short positions based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities.  In addition, portfolio management will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors.  Portfolio management generally will decrease or eliminate a short or long position in a security if the security’s model ranking changes significantly or research reveals a significant change in the company’s fundamentals.
Portfolio management may consider among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. With respect to security rankings provided by the multi-factor quantitative models, the models include a component for ranking companies using values-based characteristics.
STEWARD GLOBAL EQUITY INCOME FUND
John R. Wolf, Managing Director, Portfolio Manager, Brent Lium, CFA, Managing Director, Portfolio Manager and Ryan Caylor, CFA, Head of Research, Portfolio Manager

Fund and Market Performance
(Institutional Class Shares)
For the fiscal year ended April 30, 2022, the Steward Global Equity Income Fund returned 0.02%. The return for the global market as represented by the S&P Global 1200 index was -3.10% for the same period. For dividend income comparison purposes, the MSCI World High Dividend Yield Index returned 3.51%.
Positive and Negative Contributors to Performance
The Fund’s allocation at the end of the period was 63% U.S. and 37% international with domestic stocks outperforming their international counterparts during the year.
Positive relative performance for the fiscal year was led by the energy sector as U.S. policy on fossil fuels curtailed new oil exploration and development reducing global supply. This combined with the geopolitical instability of Russia invading Ukraine has created further volatility and pressure on energy prices. Russia is the third largest oil and gas producer and the global backlash to the Ukraine invasion has created an aversion to Russian imports.  Shares of holdings Canadian Natural Resources Ltd. (1.91% of total net assets) and Petroleo Brasileiro SA (1.98% of total net assets) jumped 45.00% and 55.06% respectively for the period held. Shares of Cigna Corp. (2.49% of total net assets) rose 14.22% for the period held as revenues have been increasing consistently for the past several years. The health insurance provider has been growing its membership over many quarters and it is expected to continue. Management’s strategy is driven by opportunistic acquisitions and providing high quality products and services. The company has distributed over $9 billion to shareholders in 2021 though dividends and share repurchases. The last dividend payout reflected an increase of 12%.
Negative contributors to relative performance included Companhia Brasileira de Distribuicao, which dropped -41.78% before being sold out of the Fund in February. The Brazil based supermarket and department store retailer posted impressive results during the previous fiscal year that were boosted by increased demand for essentials. The pandemic had led to customers stockpiling supplies and increasing consumption at home. This trend, however, reversed during the current fiscal year as demand dropped impacting the company’s profitability. Shares of SAP SE (1.42% of total net assets), a Germany based provider of enterprise application software and software related services, dropped -26.88% during the period held. Recent weakness in software licenses and support services have weighed on company performance. SAP has also increased investment in enhancing its cloud-based offerings which has been exerting pressure on the company’s profitability. This transition to its cloud business has already been gaining strength and the company’s solid ecosystem continues to support growth across its product line.
Performance of the Fund can also be affected by the values-based investment policies. Compensating for a specific restricted industry or company whose total return deviates dramatically from the overall S&P Global 1200 Index is extremely difficult regardless of its weight within that Index. For the year ended April 30, 2022, the Fund’s values-based investment policies had a slight negative impact on performance.

Looking Ahead
With the pandemic now largely in the rear view mirror the market has become focused on geopolitical issues involving the Russian invasion of Ukraine and the corresponding impact that will have on the global economy. Inflation which has already been running hot coming into the first quarter has only gotten worse with the added pressure of rising oil prices due to embargoes on Russian crude. Company earnings continue to be strong but near future caution is warranted in our opinion. We believe this is a more favorable environment for a dividend strategy with its lower volatility profile and ability to lessen the impact of potential market gyrations.
Principal Investment Strategy
The Fund pursues its investment objective through investment in U.S. and non-U.S. dividend-paying stocks that have demonstrated above-median yield and a positive trend in dividend payouts and favorable earnings growth, subject to the limitations of the Fund’s values-based screening policies. The Fund invests primarily in common stocks of companies that represent a broad spectrum of the global economy and a range of market capitalizations, including large-cap, mid-cap and small-cap. The Fund may also invest in other investment companies and real estate investment trusts. The Fund will invest in dividend-paying securities of issuers throughout the world and the Fund will generally seek to have 30% to 50% of its net assets, and, under normal market conditions, no less than 30% of its net assets, invested in securities of non-U.S. issuers. Under normal market conditions, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in dividend-paying securities. The Fund will also, under normal market conditions, invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in equity securities. (Any such other investment company will also have similar policies to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in (a) dividend-paying securities and (b) equity securities.) The Fund will provide shareholders with at least 60 days’ prior notice of any change in these policies. The Fund may invest up to 80% of its total assets in securities of non-U.S. issuers and no more than 40% of its total assets in securities of companies in emerging market countries.
STEWARD INTERNATIONAL ENHANCED INDEX FUND
John R. Wolf, Managing Director, Portfolio Manager, Brent Lium, CFA, Managing Director, Portfolio Manager and Ryan Caylor, CFA, Head of Research, Portfolio Manager

Fund and Market Performance
(Institutional Class Shares)
For the fiscal year ended April 30, 2022, the total return for the Steward International Enhanced Index Fund was -7.67%.  When compared against the -1.63% total return of the S&P ADR Index (the Fund’s primary benchmark), the Fund underperformed by 604 bp.  The Fund’s dual market strategy – which allocates to both non-U.S. developed market (DM) ADR securities and to emerging market (EM) ADR securities – remained unchanged throughout the year at 85% non-US DM and 15% EM.  These allocation weights continue to represent our relatively neutral outlook between non-US DM and EM going forward.
Positive and Negative Contributors to Performance
The allocation to EM was the biggest driver of Fund underperformance (-380 bp of net impact) during the year ended April 30, 2022, as EM ADRs returned -27.1% representing 2,535 bp of underperformance relative to the primary benchmark.  Much of this underperformance in EM ADRs was due to the exposure from Chinese stocks.  Individual EM ADR stocks in the portfolio that provided the biggest detractions from relative performance versus the primary benchmark included Pinduoduo (-68% total return), Alibaba (-57% total return), Baidu (-41% total return), and NIO Inc. (-58% total return).
Another sub-component affecting the Fund’s net performance relative to the primary benchmark is the Steward Funds values-based screens. For the year ended April 30, 2022, the companies included in the Fund’s values-based screens represented an average of approximately 19% of the primary benchmark’s market capitalization.  Not owning these screened-out companies had a -275 bp net impact on the Fund’s performance relative to the primary benchmark.  Overall, the restriction on stem cell research and abortion-related securities accounted for nearly all of the net negative impact, while the Alcohol screens and Tobacco screen provided a smaller negative net impact.  The recreational cannabis screen was the only values-based screen that contributed positive performance, but the net negative impact was immaterial in comparison to the negative impact from the other screens.

Looking Ahead
Going forward, we will continue to carefully examine the rationale of a neutral tilt weighting between non-US developed markets and emerging markets. Much of what we are monitoring are the direction of global interest rates, inflation, commodity prices, Covid-19 lockdowns vs. re-openings, changes in the unprecedented fiscal and monetary responses by governments and global central banks, changing developments in potential regulatory actions by the US on Chinese ADRs, and more recently, the downstream effects of the Russian invasion of Ukraine.
Principal Investment Strategy
The Fund pursues its objective by seeking to enhance its performance over that of its primary benchmark index by 1) changing the relative weighting in the Fund’s portfolio of equity securities of developed market companies and of emerging market companies, and 2) utilizing computer-aided, quantitative analysis of valuation, growth, dividend yield, industry, and other factors to attempt to compensate for the exclusion of certain index securities due to the Fund’s values-based screening policies.
Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of companies included in the Fund’s primary benchmark and will invest at least 80% of its assets in the securities of non-U.S. companies. The Fund’s investments are allocated in an attempt to match the characteristics of a blend of the primary benchmark with varied weightings from time to time of a secondary broad-based index that includes only securities of issuers in emerging market countries.
STEWARD LARGE CAP CORE FUND
Robert C. Doll, CFA, Chief Investment Officer, Portfolio Manager and Ryan Caylor, CFA, Head of Research, Portfolio Manager

Fund and Market Performance
(Institutional Class Shares)
From inception (November 15, 2021) to the fiscal year-end of April 30, 2022, the Steward Large Cap Core Fund returned -13.67%.  For comparison purposes, the total return of the Russell 1000 Index was -13.31% over the same period.
Positive and Negative Contributors to Performance
During the stub period in question (November 18, 2021 through April 30, 2022), the Steward Large Cap Core Fund was helped by stock selection and hurt by sector allocation.  In particular, stock selection was exceptionally strong in technology (+265bp) with smaller contributions from consumer discretionary, communication services, and industrials.  The biggest positive technology contributors were HP Inc. (+28bp), underweighting Meta (+28bp), underweighting Nvidia (+28bp), Hewlett Packard Enterprise (+18bp), Western Union (+14bp), Mastercard (+13bp), and Norton LifeLock (+13bp).  Other positive contributors were AmeriSource Bergen (+31bp), Cigna (+25bp), and underweighting Amazon (+21bp).
The biggest sector detractors were underweight energy (-125bp) and consumer staples (-94bp). This was partially offset by underweighting communication services (+58bp). The biggest negative contributors to individual stock performance were Williams Sonoma (-25bp) and underweighting Berkshire Hathaway (-25bp).  The Fund was hurt by 98bp due to values-based screens with the majority of that coming from our inability to own certain healthcare companies (United Healthcare -25bp, Johnson and Johnson -24bp, Bristol Myers Squibb -12bp, and Merck -10bp).
Looking Ahead
Our view is that the equity market is in a tug of war between a good earnings tailwind and a modest valuation headwind. Despite a positive earnings picture, the overall macro backdrop has become less favorable for the equity market in 2022.  The combination of elevated market valuations, revenue and earnings growth losing steam, a war and higher oil prices, and rising bond yields point to a more difficult year with more frequent pullbacks and higher volatility. Valuation will be of paramount importance in positioning equity portfolios in our view.  We believe that it makes sense to lean modestly in favor of value/cyclicals.  2022 is shaping up to be more challenging for investors, as central banks progressively unwind unprecedented monetary accommodation in response to ongoing economic recovery and expansion and elevated inflation pressures.  While we expect decent economic and earnings growth will be a tailwind for equities, rising interest rates and stubborn inflation will be headwinds.  This is likely to create volatility and, at times, turbulent churning.

We expect a pause in the cyclical rise in bond yields, as growth concerns have increased and there should be less alarming inflation data ahead, at a point when government bond markets are extremely oversold.  A pause, in turn, should allow the recent risk-off phase to diminish once investors realize that the economic progress remains positive. The foundations under the global economic expansion are still solid in our view, but the liquidity boom is unwinding, and we expect financial market returns will be far less than in recent years, as bond yields move higher over time.
In the near-term, there is room for both stocks and bonds to rebound from an oversold starting point, during which expected ongoing growth worries may favor bonds over stocks.  However, on a 6-12 month horizon, our constructive economic outlook and sticky inflation imply another upleg for global bond yields and therefore that equities will resume outperforming bonds. Barring a sharper decline in inflation than we anticipate, we believe multi-asset portfolios will struggle to generate positive real returns in the year ahead.
Principal Investment Strategy
The Fund’s principal investment strategy is to invest in a portfolio of large-cap equity securities, subject to limitations of the Fund’s values-based screening policies. Under normal market conditions, the Fund invests at least 80% of its assets in securities of large-cap companies. The Fund’s benchmark index is the Russell 1000 Index.  Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index at the time of purchase.
Portfolio management will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management.  Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities.  In addition, portfolio management will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors.  Portfolio management will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals.
Portfolio management may consider among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.  With respect to security rankings provided by the multi-factor quantitative models, the models include a component for ranking companies using values-based characteristics.
STEWARD LARGE CAP GROWTH FUND
Robert C. Doll, CFA, Chief Investment Officer, Portfolio Manager and Ryan Caylor, CFA, Head of Research, Portfolio Manager

Fund and Market Performance
(Institutional Class Shares)
From inception (November 15, 2021) to the fiscal year-end of April 30, 2022, the Steward Large Cap Growth Fund returned -17.24%.  For comparison purposes, the total return of the Russell 1000 Growth Index was -19.57% over the same period.
Positive and Negative Contributors to Performance
During the stub period in question (November 18, 2021 through April 30, 2022), the Steward Large Cap Growth Fund while down in absolute terms, handily outperformed the Russell 1000 Growth benchmark.  The biggest positive contributors came from stock selection (+395bp), especially in information technology (+212bp).  Best performing stocks included underweighting Netflix (+59bp), McKesson (+47bp), CH Robinson (+37bp), Cardinal Health (+36bp), HP Inc. (+35bp), and Iron Mountain (+34bp).  Worst stock contributions were Abbvie (-39bp) and Bath and Body Works (-30bp).  Values-based screening cost the Fund 18bp.
Looking Ahead
Our view is that the equity market is in a tug of war between a good earnings tailwind and a modest valuation headwind.  Despite a positive earnings picture, the overall macro backdrop has become less favorable for the equity market in 2022.  The combination of elevated market valuations, revenue and earnings growth losing steam, a war and higher oil prices, and rising bond yields point to a more difficult year with more frequent pullbacks and higher volatility. Valuation will be of paramount importance in positioning equity portfolios in our view. We believe that it makes sense to lean modestly in favor of value/cyclicals.  2022 is shaping up to be more challenging for investors, as central banks progressively unwind unprecedented monetary accommodation in response to ongoing economic recovery and expansion and elevated inflation pressures. While we expect decent economic and earnings growth will be a tailwind for equities, rising interest rates and stubborn inflation will be headwinds. This is likely to create volatility and, at times, turbulent churning.
We expect a pause in the cyclical rise in bond yields, as growth concerns have increased and there should be less alarming inflation data ahead, at a point when government bond markets are extremely oversold.  A pause, in turn, should allow the recent risk-off phase to diminish once investors realize that the economic progress remains positive. The foundations under the global economic expansion are still solid in our view, but the liquidity boom is unwinding, and we expect financial market returns will be far less than in recent years, as bond yields move higher over time.
In the near-term, there is room for both stocks and bonds to rebound from an oversold starting point, during which expected ongoing growth worries may favor bonds over stocks. However, on a 6-12 month horizon, our constructive economic outlook and sticky inflation imply another upleg for global bond yields and therefore that equities will resume outperforming bonds. Barring a sharper decline in inflation than we anticipate, we believe multi-asset portfolios will struggle to generate positive real returns in the year ahead.
Principal Investment Strategy
The Fund’s principal investment strategy is to invest in a portfolio of large-cap growth securities, subject to limitations of the Fund’s values-based screening policies. Under normal market conditions, the Fund invests at least 80% of its assets in securities of large-cap companies. The Fund’s benchmark index is the Russell 1000 Growth Index. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index at the time of purchase.
The Fund invests primarily in securities that are considered by portfolio management to have potential for earnings or revenue growth. Portfolio management will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management.  Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, portfolio management will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. Portfolio management will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals.
Portfolio management may consider among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. With respect to security rankings provided by the multi-factor quantitative models, the models include a component for ranking companies using values-based characteristics.
STEWARD LARGE CAP VALUE FUND
Robert C. Doll, CFA, Chief Investment Officer, Portfolio Manager and Ryan Caylor, CFA, Head of Research, Portfolio Manager

Fund and Market Performance
(Institutional Class Shares)
From inception (November 15, 2021) to the fiscal year-end of April 30, 2022, the Steward Large Cap Value Fund returned -8.13%. For comparison purposes, the total return of the Russell 1000 Value Index was -5.43% over the same period.
Positive and Negative Contributors to Performance
During the stub period in question (November 18, 2021 through April 30, 2022), the Steward Large Cap Value Fund underperformed noticeably due to poor sector allocations by underweighting energy (-93bp), overweighting information technology (-90bp), overweighting consumer discretionary (-69bp), and underweighting utilities (-58bp). The values-based screening cost the Fund 101bp with nearly all of that coming from our inability to own certain healthcare companies (Johnson and Johnson -34bp, United Healthcare -34bp, Bristol Myers Squibb -21bp, and Merck -13bp.)
The biggest sector weight detractors were underweight energy (-125bp) and consumer staples (-94bp). This was partially offset by underweighting communication services (+58bp). Worst performing stock contributions were Bath and Body Works (-43bp), underweighting Chevron (-36bp), underweighting Exxon Mobile (-34bp), and Janus Henderson (-33bp). This was positively offset by positive stock selection in information technology (+129bp).  Best stock contributors were Marathon Petroleum (+35bp), Conoco Phillips (+27bp), and Amerisource Bergen (+25bp).

Looking Ahead
Our view is that the equity market is in a tug of war between a good earnings tailwind and a modest valuation headwind. Despite a positive earnings picture, the overall macro backdrop has become less favorable for the equity market in 2022.  The combination of elevated market valuations, revenue and earnings growth losing steam, a war and higher oil prices, and rising bond yields point to a more difficult year with more frequent pullbacks and higher volatility. Valuation will be of paramount importance in positioning equity portfolios in our view. We believe that it makes sense to lean modestly in favor of value/cyclicals.  2022 is shaping up to be more challenging for investors, as central banks progressively unwind unprecedented monetary accommodation in response to ongoing economic recovery and expansion and elevated inflation pressures.  While we expect decent economic and earnings growth will be a tailwind for equities, rising interest rates and stubborn inflation will be headwinds. This is likely to create volatility and, at times, turbulent churning.
We expect a pause in the cyclical rise in bond yields, as growth concerns have increased and there should be less alarming inflation data ahead, at a point when government bond markets are extremely oversold.  A pause, in turn, should allow the recent risk-off phase to diminish once investors realize that the economic progress remains positive. The foundations under the global economic expansion are still solid in our view, but the liquidity boom is unwinding, and we expect financial market returns will be far less than in recent years, as bond yields move higher over time.
In the near-term, there is room for both stocks and bonds to rebound from an oversold starting point, during which expected ongoing growth worries may favor bonds over stocks. However, on a 6-12 month horizon, our constructive economic outlook and sticky inflation imply another upleg for global bond yields and therefore that equities will resume outperforming bonds. Barring a sharper decline in inflation than we anticipate, we believe multi-asset portfolios will struggle to generate positive real returns in the year ahead.
Principal Investment Strategy
The Fund’s principal investment strategy is to invest in a portfolio of large-cap value securities, subject to limitations of the Fund’s values-based screening policies. Under normal market conditions, the Fund invests at least 80% of its assets in securities of large-cap companies. The Fund’s benchmark index is the Russell 1000 Value Index. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index at the time of purchase.
The Fund invests primarily in securities that are considered by portfolio management to be undervalued with good prospects for capital appreciation. Portfolio management will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management.  Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, portfolio management will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. Portfolio management will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals.
Portfolio management may consider among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. With respect to security rankings provided by the multi-factor quantitative models, the models include a component for ranking companies using values-based characteristics.
STEWARD SELECT BOND FUND
Victoria Fernandez, CFA, Chief Market Strategist, Portfolio Manager
Fund and Market Performance
(Institutional Class Shares)
For the twelve-month period ended April 30, 2022, there was tremendous volatility in the fixed income markets resulting in the Steward Select Bond Fund slightly underperforming the Bloomberg U.S Government/Credit Bond Index by 15 bp, returning -8.62% and -8.47%, respectively.  As the market began to shift its inflation outlook from mostly transitory to much more permanent, the belief that the Federal Reserve was significantly behind the curve began to take hold.  We saw yields move up across the curve, but especially in the short-end which is most affected by rate hikes from central banks.  In 2022, 2-year yields moved up by 195 bp while the 10-year yields moved higher by 131bp; this is significant movement in a short period of time. In this rising rate environment, the Steward Select Bond Fund has outperformed the Index by 120bp during the first four months of 2022.
Positive and Negative Contributors to Performance
For the Steward Select Bond Fund, the shorter duration positioning as a result of our investment process proved to be the largest positive contributor to the Fund’s performance vs. the Index contributing 372bp to performance.  As yields moved significantly higher over the past few months, a shorter duration assists in limiting the interest rate sensitivity of the Fund.  Along with the duration positioning, the income generated from an overweight to the investment-grade corporate allocation and the selection effect from our choice of corporate issuers were also positive contributors to performance.  The same overweight to the corporate sector that was positive from an income perspective was a drag on performance in regards to overall allocation as corporate spreads widened in addition to the yield curve shifting higher.  The yield curve was the largest negative contributor to performance due to the shorter treasury notes held in the fund.  Even though short duration for the portfolio overall was beneficial, the 2-year part of the curve had the largest move causing the largest price decline. We have about a 4.5% allocation to this part of the curve for treasury notes which caused yield curve placement to be the largest drag on performance for the year.  The worst performers were the longer duration corporate securities like Sherwin Williams, Starbucks and United Parcel Service.  Performance is due to the structure/maturity of the bond and not the individual issuer in this environment. The best individual performers were variable-rate mortgage-backed securities as the coupons adjust with rising rates buffering some of the price decline seen in fixed rate securities.  In addition, our preferred holdings and shorter maturity corporate bonds like CVS and Procter & Gamble were strong individual performers as well.
We have made progress in extending our duration of the Fund closer to neutral as we anticipate that yields are getting toward the top end of their expected trading range.  Inflation and central bank actions could adjust our outlook if we don’t see inflation begin to moderate and these changes would be incorporated into our investment process to help determine the strategy of the Fund which incorporates decisions on duration targets, yield curve placement, sector allocation and security selection. We maintain our focus on investment-grade securities that provide steady cash flow for the Fund which we see as a positive contribution to performance for the Fund over the coming year as volatility continues to dominate markets.
Looking Ahead
We expect the market to continue to be volatile as it deals with the myriad of issues listed earlier. Given the substantial pullback in the market during the first calendar quarter of 2022, we would expect some of the issues to be “priced in” to the market which could allow the market to move higher, albeit with swings in both directions.
Principal Investment Strategy
The Fund invests primarily in fixed-income securities, including, but not limited to, corporate bonds, mortgage-backed securities and government and agency bonds and notes, subject to the limitations of the Fund’s values-based screening policies. The Fund’s investments may include U.S. dollar-denominated instruments issued in the U.S. by foreign banks and branches and foreign corporations. Other security types may include fixed-rate preferred stock and municipal bonds. Normally, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in these types of instruments. (Any such other investment company will also have a policy to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in such instruments.)
In order to construct the most appropriate portfolio to realize the Fund’s objective, portfolio management will seek to balance three primary portfolio characteristics: duration, yield curve structure and sector allocations. When making investment decisions, portfolio management will also consider a company’s values-based characteristics.
STEWARD SMALL CAP GROWTH FUND
Brent Lium, CFA, Managing Director, Portfolio Manager
Fund and Market Performance
(Institutional Class Shares)
The Steward Small Cap Growth Fund launched on November 15, 2021.  As of April 30, 2022, the since inception return was -24.77%. The return for the benchmark, Russell 2000 Growth Index, was -29.74%.

 Positive and Negative Contributors to Performance
The reporting period was quite volatile with the rise and fall of the Covid Omicron variant, the start of the Russia-Ukraine conflict, the Fed ending its overly accommodative phase and increasing the fed funds rate, the dramatic underperformance of high growth stocks, and a slowing economy all amongst other issues.  The volatility within small caps was even more pronounced.  Our focus on high quality, growing businesses with strong balance sheets allowed us to outperform during the tough quarter.
Negative contributors to relative performance included InMode and Health Catalyst.  InMode, a manufacturer of minimally invasive aesthetic medical devices, declined 72.9% during the period.  Despite two strong earnings reports with revenue growth higher than 30% in both quarters and announcing a buyback, the stock traded off all quarter like many other high growth “long duration” stocks.  Health Catalyst, a data and analytics software provider for the healthcare industry, suffered the same fate as InMode. Despite reporting solid fundamentals, it was down 66.2% for the time period.  There is no change to our fundamental investment thesis with either company, so we expect them to recover as we move forward.  Vocera Communications and Renewable Energy were our top positive contributors.  Vocera Communications, a communications and patient monitoring technology service provider for hospitals and healthcare settings, was acquired by Stryker.  It returned 35.8% for the reporting period.  Renewable Energy, who manufactures renewable and bio-diesel, was acquired by Chevron.  It returned 23.5% for the time period.  Despite the acquisition of Renewable Energy, the Fund's long term underweight of the energy sector cost 50 bp of performance during the period.  We generally don’t like commodity investments given the high capital intensity, lack of pricing power, and cyclical nature of their industries.
Looking Ahead
We expect the market to continue to be volatile as it deals with the myriad of issues listed earlier.  Given the substantial pullback in the market during the first calendar quarter of 2022, we would expect some of the issues to be “priced in” to the market which could allow the market to move higher, albeit with swings in both directions.
Principal Investment Strategy
The Fund’s principal investment strategy is to invest in a portfolio of small-cap growth securities, subject to the limitations of the Fund’s values-based screening policies. Under normal market conditions, the Fund invests at least 80% of its assets in securities of small-cap companies. The Fund’s benchmark is the Russell 2000 Growth Index. The Fund invests primarily in equity securities. The Fund may also invest in other investment companies and up to 15% of its net assets in real estate investment trusts.
The Fund invests primarily in securities that are considered by portfolio management to have potential for earnings or revenue growth. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis. Portfolio management considers selling a security if the investment thesis for owning the security is no longer valid, the stock reaches its price target or timeliness factors indicate that the risk/return characteristics of the stock are viewed in the market as no longer attractive.
Portfolio management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. In making investment decisions, portfolio management will also consider a company’s values-based characteristics.
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND
Brent Lium, CFA, Managing Director, Portfolio Manager and Ryan Caylor, CFA, Head of Research, Portfolio Manager

Fund and Market Performance
(Institutional Class Shares)
For the fiscal year ended April 30, 2022, the Steward Values-Focused Large Cap Enhanced Index Fund returned 1.45%. For comparison purposes, the return for the S&P 500 Index for the same period was 0.21%.
Positive and Negative Contributors to Performance
On October 29, 2021, the Fund changed its blended style structure from 60% large-cap core, 30% large-cap growth stocks, and 10% large-cap value stocks to an allocation that is 100% large-cap core. At the same time, the Fund implemented a strategy to upweight companies that rank at the top of portfolio managment's values-focused composite rankings.  At year end, the Fund upweighted 72 companies by 10bp each.

Prior to October 29, 2021, the Fund utilized a tilting strategy.  During that period, growth outperformed and value underperformed the cap-weighted counterpart, contributing to the Fund’s outperformance.  Overall, the allocation towards value and growth added 292bp to performance when compared to the S&P 500. The tilt towards growth (versus the neutral scenario) added 84bp.
Performance of the Fund can also be affected by the Fund’s values-based screening policies. For the period ended April 30, 2022, the values-based screening policies had a negative performance impact on the Fund, subtracting 100bp. Not owning companies such as General Electric (embryonic stem cell research), down 28.73%, Las Vegas Sands (gambling), down 42.16%, and Penn National (gambling), down 58.97% added 14 bp to performance. Conversely, not owning companies such as Johnson & Johnson (embryonic stem cell research), up 13.73%, UnitedHealth Group (abortion), up 29.26%, and Pfizer (embryonic stem cell research), up 31.52%, negatively impacted performance by 66 bp.
Looking Ahead
While COVID-19 fears have seemed to fade into the background for the market, they have been replaced by even larger fears over rapidly increasing inflation, continued supply chain issues, the Fed raising rates, a slowing economy, and the Russia/Ukraine conflict.  Some of these issues can be resolved or reduced in the near term, in our opinion, while others might drag on for some time.  While we continue to expect the market to remain volatile as it grapples with all the issues, we do expect the market may be able to climb the wall of worry as the issues “peak” or resolve themselves.
Principal Investment Strategy
Effective October 29, 2021, the Fund’s investment strategy was changed, as described below, and the Fund was renamed from Steward Large Cap Enhanced Index Fund to Steward Values-Focused Large Cap Enhanced Index Fund.
Prior Investment Strategy
The Fund pursues its objective by seeking to enhance its performance over that of its primary benchmark index by 1) changing the relative weighting in the Fund’s portfolio of growth versus value style securities in the index (style tilt) and 2) utilizing computer-aided, quantitative analysis of valuation, growth, dividend, yield, industry and other factors to attempt to compensate for the exclusion of certain index securities due to the Fund’s values-based screening policies. Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of companies included in the Fund’s benchmark.
Current Investment Strategy
Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of large-cap companies included in the Fund’s benchmark index that pass the Fund’s values-based screens. The Fund is an actively managed fund. The Fund’s investments are allocated in an attempt to match the weightings of the benchmark index, subject to the limitations of the Fund’s values-based screening policies and the reallocation of a portion of each screened security’s weighting in the benchmark index among certain remaining securities of companies that portfolio management believes exhibit positive values-based characteristics. Such values-based characteristics include, but are not limited to, companies that support respect for life, traditional family values, fair treatment of employees, respect for the environment, positive engagement with the communities in which they operate and the promotion of justice.
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND
Brent Lium, CFA, Managing Director, Portfolio Manager and Ryan Caylor, CFA, Head of Research, Portfolio Manager

Fund and Market Performance
(Institutional Class Shares)
For the fiscal year ended April 30, 2022, the total return for the Steward Values-Focused Small-Mid Cap Enhanced Index Fund was -6.15%.  When compared against the -7.49% total return of the S&P 1000 Index (the Fund’s primary benchmark), the Fund outperformed by 134 basis points.
Positive and Negative Contributors to Performance
On October 29, 2021, the Fund changed its blended style structure from 60% small/mid-cap core, 30% small/mid-cap growth stocks, and 10% small/mid-cap value stocks to an allocation that is 100% small/mid-cap core. At the same time, the Fund implemented a strategy to upweight companies that rank at the top of portfolio management's values-focused composite rankings.  At year end, the Fund upweighted 30 companies by 10 bp each.

Prior to October 29, 2021, the Fund utilized a tilting strategy.  During that period, growth outperformed and value underperformed the cap-weighted counterpart, contributing to the Fund’s outperformance.  Overall, the allocation towards value and growth added 127 basis points to performance when compared to the S&P 1000. The tilt towards growth (versus the neutral scenario) detracted 12 basis points.
Performance of the Fund can also be affected by the Fund’s values-based screening policies. For the period ended April 30, 2022, the values-based screening policies had a positive performance impact on the Fund, adding 15 basis points. Not owning companies such as Boston Beer (alcohol), down 69.17%, Brinker International (alcohol), down 45.88%, and Cheesecake Factory (alcohol), down 41.03%, added 28 basis points to performance. Conversely, not owning companies such as Murphy USA (tobacco, alcohol), up 68.69%, Tenet Healthcare (abortion), up 22.36%, and Charles River Labs (embryonic stem cell research), up 11.27%, negatively impacted performance by 18 basis points.
Looking Ahead
The market spent the better part of the last two years focused on COVID-19 and its impacts, but looking forward, the market is focused on more issues.  Some are carryovers like supply chain issues, while others are newer such as inflation, a slowing economy, the Fed raising interest rates, and the Russia/Ukraine conflict.  Moving forward, we expect the market to be volatile as data points scare or assuage the market fears.  Despite the volatility, we believe the market can drift higher as these issues are resolved or at least perceived to peak.  Small and mid-caps have underperformed over the last year on the pullback.  Hopefully, they can recover more as the issues are resolved.
Principal Investment Strategy
Effective October 29, 2021, the Fund’s investment strategy was changed, as described below, and the Fund was renamed from Steward Small-Mid Cap Enhanced Index Fund to Steward Values-Focused Small-Mid Cap Enhanced Index Fund.
Prior Investment Strategy
The Fund pursues its objective by seeking to enhance its performance over that of its benchmark index by 1) changing the relative weighting in the Fund’s portfolio of growth versus value style securities in the index (style tilt) and 2) utilizing computer-aided, quantitative analysis of valuation, growth, dividend, yield, industry and other factors to attempt to compensate for the exclusion of certain index securities due to the Fund’s values-based screening policies. Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of companies included in the Fund’s benchmark.
Current Investment Strategy
Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of small- to mid-cap companies included in the Fund’s benchmark index that pass the Fund’s values-based screens. The Fund is an actively managed fund. The Fund’s investments are allocated in an attempt to match the weightings of the benchmark index, subject to the limitations of the Fund’s values-based screening policies and the reallocation of a portion of each screened security’s weighting in the benchmark index among certain remaining securities of companies that portfolio management believes exhibit positive values-based characteristics. Such values-based characteristics include, but are not limited to, companies that support respect for life, traditional family values, fair treatment of employees, respect for the environment, positive engagement with the communities in which they operate and the promotion of justice.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Institutional Class Shares of the Steward Covered Call Income Fund*, the S&P 500 Index**, and the Cboe S&P 500 BuyWrite Index.*** (Unaudited)
Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.
Average Annual Total Return as of April 30, 2022
	One Year	Since Inception****	Expense Ratio‡
Steward Covered Call Income Fund — Institutional Class	-0.04%	7.37%	1.00%
S&P 500 Index	0.21%	12.63%	N/A
Cboe S&P 500 BuyWrite Index	8.57%	5.14%	N/A

*  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Covered Call Income Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower.
**  The Standard and Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market of 500 stocks representing all major industries. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.
***  The Cboe Standard and Poor’s 500 BuyWrite Index (‘‘BXM’’) is a capitalization-weighted index of 500 stocks. BXM is a passive total return index based on buying an S&P 500 stock index portfolio and ‘‘writing’’ (or selling) the near-term S&P 500 Index ‘‘covered’’ call option. BXM is designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using S&P 500 index call options. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.
****  Effective date of registration and commencement of operations are the same: December 14, 2017. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions.
‡ See the October 29, 2021 prospectus for details. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through October 28, 2022. Additional information pertaining to the April 30, 2022 expense ratio can be found in the Financial Highlights.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Institutional Class Shares of the Steward Equity Market Neutral Fund* and the ICE BofA 3 Month U.S. Treasury Bill Index.** (Unaudited)
Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.
Average Annual Total Return as of April 30, 2022
	One Year	Since Inception***	Expense Ratio‡
Steward Equity Market Neutral Fund — Institutional Class	N/A	6.08%	1.55%
ICE BofA 3 Month U.S. Treasury Bill Index	N/A	0.06%	N/A

*  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Equity Market Neutral Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**  The ICE BofA 3 Month U.S. Treasury Bill Index measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date. The issue is purchased at the beginning of the month and held for a full month; at the end of the month that issue is sold and rolled into a newly selected issue. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.
***  Effective date of registration and commencement of operations are the same: November 15, 2021.
‡ See the November 15, 2021 prospectus for details.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Institutional Class Shares of the Steward Global Equity Income Fund*, the S&P Global 1200 Index** and the MSCI World High Dividend Yield Index.*** (Unaudited)
Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.
Average Annual Total Return as of April 30, 2022
	One Year	Five Year	Ten Year	Expense Ratio‡
Steward Global Equity Income Fund — Institutional Class	0.02%	9.90%	9.92%	0.98%
S&P Global 1200 Index	-3.10%	10.64%	10.53%	N/A
MSCI World High Dividend Yield Index	3.51%	7.19%	7.89%	N/A

*  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Global Equity Income Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**  The Standard & Poor’s Global 1200 Index is a global index of 1200 stocks comprised of the following seven S&P regional indices: S&P 500 Index (United States), S&P Europe 350 Index (Europe), S&P/TOPIX 150 Index (Japan), S&P/TSX 60 Index (Canada), S&P/ASX All Australia 50 Index (Australia), S&P Asia 50C Index (Asia Ex-Japan) and the S&P Latin America 40 Index (Latin America). All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.
***  The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid cap stocks across 23 Developed Markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI World High Dividend Yield Index is the Fund's secondary index. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.
‡ See the October 29, 2021 prospectus for details.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Institutional Class Shares of the Steward International Enhanced Index Fund* and the S&P ADR Index.** (Unaudited)
Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.
Average Annual Total Return as of April 30, 2022
	One Year	Five Year	Ten Year	Expense Ratio‡
Steward International Enhanced Index Fund — Institutional Class	-7.67%	4.72%	3.59%	0.75%
S&P ADR Index	-1.63%	6.06%	5.29%	N/A

*  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward International Enhanced Index Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**  The Standard & Poor’s ADR Index, the Fund’s designated broad-based index, is based on the non-U.S. stocks comprising the S&P Global 1200 Index. The index is made up of those companies from the S&P Global 1200 Index that offer either Level II or Level III ADRs, global shares or ordinary shares in the case of Canadian equities. The index was developed with a base value of 1000 on December 31, 1997. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.
‡ See the October 29, 2021 prospectus for details.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Institutional Class Shares of the Steward Large Cap Core Fund* and the Russell 1000 Index** (Unaudited)
Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.
Average Annual Total Return as of April 30, 2022
	One Year	Since Inception***	Expense Ratio‡
Steward Large Cap Core Fund — Institutional Class	N/A	-13.67%	0.75%
Russell 1000 Index	N/A	-13.31%	N/A

*  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Large Cap Core Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower.
**  The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 93% of the US market. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are included. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.
***  Effective date of registration and commencement of operations are the same: November 15, 2021.
‡ See the November 15, 2021 prospectus for details.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Institutional Class Shares of the Steward Large Cap Growth Fund* and the Russell 1000 Growth Index** (Unaudited)
Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.
Average Annual Total Return as of April 30, 2022
	One Year	Since Inception***	Expense Ratio‡
Steward Large Cap Growth Fund — Institutional Class	N/A	-17.24%	0.75%
Russell 1000 Growth Index	N/A	-19.57%	N/A

*  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Large Cap Growth Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower.
**  The Russell 1000 Growth Index measures the performance of the large cap growth segment of the US equity universe. It includes those Russell 1000 companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years). The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.
***  Effective date of registration and commencement of operations are the same: November 15, 2021.
‡ See the November 15, 2021 prospectus for details.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Institutional Class Shares of the Steward Large Cap Value Fund* and Russell 1000 Value Index** (Unaudited)
Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.
Average Annual Total Return as of April 30, 2022
	One Year	Since Inception***	Expense Ratio‡
Steward Large Cap Value Fund — Institutional Class	N/A	-8.13%	0.75%
Russell 1000 Value Index	N/A	-5.43%	N/A

*  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Large Cap Value Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower.
**  The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with relatively lower price-to-book ratios, lower I/B/E/S forecast medium term (2 year) growth and lower sales per share historical growth (5 years). The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.
***  Effective date of registration and commencement of operations are the same: November 15, 2021.
‡ See the November 15, 2021 prospectus for details.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Institutional Class Shares of the Steward Select Bond Fund* and the Bloomberg U.S. Government/Credit Bond Index.** (Unaudited)
Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.
Average Annual Total Return as of April 30, 2022
	One Year	Five Year	Ten Year	Expense Ratio‡
Steward Select Bond Fund — Institutional Class	-8.62%	0.21%	0.91%	0.70%
Bloomberg U.S. Government/Credit Bond Index	-8.47%	1.45%	1.90%	N/A

*  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Select Bond Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**  The Bloomberg U.S. Government/Credit Bond Index represents the government portion of the index, and includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements to represent the credit interests. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.
‡ See the October 29, 2021 prospectus for details.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Institutional Class Shares of the Steward Small Cap Growth Fund* and the Russell 2000 Growth Index** (Unaudited)
Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.
Average Annual Total Return as of April 30, 2022
	One Year	Since Inception***	Expense Ratio‡
Steward Small Cap Growth Fund — Institutional Class	N/A	-24.77%	1.00%
Russell 2000 Growth Index	N/A	-29.74%	N/A

*  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Small Cap Growth Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower.
**  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years). The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.
***  Effective date of registration and commencement of operations are the same: November 15, 2021.
‡ See the November 15, 2021 prospectus for details.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Institutional Class Shares of the Steward Values-Focused Large Cap Enhanced Index Fund* and the S&P 500 Index.** (Unaudited)
Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.
Average Annual Total Return as of April 30, 2022
	One Year	Five Year	Ten Year	Expense Ratio‡
Steward Values-Focused Large Cap Enhanced Index Fund — Institutional Class	1.45%	11.87%	12.56%	0.55%
S&P 500 Index	0.21%	13.66%	13.67%	N/A

*  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Values-Focused Large Cap Enhanced Index Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Prior to October 29, 2021, the Fund had a different investment strategy. Performance would have been different if the Fund's current investment strategy had been in effect.
**  The Standard and Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market of 500 stocks representing all major industries. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.
‡ See the October 29, 2021 prospectus for details.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Institutional Class Shares of the Steward Values-Focused Small-Mid Cap Enhanced Index Fund* and the S&P 1000 Index.** (Unaudited)
Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.
Average Annual Total Return as of April 30, 2022
	One Year	Five Year	Ten Year	Expense Ratio‡
Steward Values-Focused Small-Mid Cap Enhanced Index Fund — Institutional Class	-6.15%	7.83%	10.48%	0.57%
S&P 1000 Index	-7.49%	9.18%	11.53%	N/A

*  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Values-Focused Small-Mid Cap Enhanced Index Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Prior to October 29, 2021, the Fund had a different investment strategy. Performance would have been different if the Fund's current investment strategy had been in effect.
**  The Standard and Poor’s 1000 Index is a capitalization-weighted index combining the Standard and Poor’s Mid Cap 400 Index and the Standard and Poor’s Small Cap 600 Index. Both indices represent stocks chosen for market size, liquidity and industry group representation. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.
‡ See the October 29, 2021 prospectus for details.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD COVERED CALL INCOME FUND

The table below sets forth the diversification of the Steward Covered Call Income Fund investments by Industry.

Industry Diversification	Percent*
Software	7.7%
Semiconductors & Semiconductor Equipment	6.4
Interactive Media & Services	5.5
IT Services	5.2
Technology Hardware, Storage & Peripherals	4.5
Banks	4.1
Electric Utilities	4.0
Oil, Gas & Consumable Fuels	3.6
Internet & Direct Marketing Retail	3.2
Capital Markets	3.1
Aerospace & Defense	3.1
Beverages	3.1
Hotels, Restaurants & Leisure	3.1
Automobiles	2.9
Biotechnology	2.8
Household Products	2.8
Food & Staples Retailing	2.6
Specialty Retail	2.4
Health Care Equipment & Supplies	2.4
Money Market Fund	2.4
Chemicals	2.3
Diversified Financial Services	2.2
Industry Diversification	Percent*
Industrial Conglomerates	2.0%
Insurance	1.6
Entertainment	1.5
Diversified Telecommunication Services	1.4
Life Sciences Tools & Services	1.4
Equity Real Estate Investment Trusts	1.3
Road & Rail	1.2
Communications Equipment	1.2
Air Freight & Logistics	1.2
Media	1.1
Pharmaceuticals	1.1
Consumer Finance	1.0
Food Products	1.0
Textiles, Apparel & Luxury Goods	0.9
Health Care Providers & Services	0.9
Wireless Telecommunication Services	0.9
Electrical Equipment	0.8
Machinery	0.7
Multiline Retail	0.6
Total Investments	101.2%

*	Percentages indicated are based on net assets as of April 30, 2022.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD COVERED CALL INCOME FUND

	Shares	Value
COMMON STOCKS (98.8%)
AEROSPACE & DEFENSE (3.1%)
Boeing Co. (The)(a)	700	$ 104,188
General Dynamics Corp.	900	212,877
Lockheed Martin Corp.	400	172,848
Raytheon Technologies Corp.	2,399	227,689
		717,602
AIR FREIGHT & LOGISTICS (1.2%)
FedEx Corp.	500	99,370
United Parcel Service, Inc., Class B	1,000	179,980
		279,350
AUTOMOBILES (2.9%)
Ford Motor Co.	4,900	69,384
General Motors Co.(a)	2,000	75,820
Tesla, Inc.(a)	600	522,456
		667,660
BANKS (4.1%)
Bank of America Corp.	7,300	260,464
Citigroup, Inc.	1,800	86,778
JPMorgan Chase & Co.	2,500	298,400
U.S. Bancorp	3,100	150,536
Wells Fargo & Co.	3,400	148,342
		944,520
BEVERAGES (3.1%)
Coca-Cola Co. (The)	6,000	387,660
PepsiCo, Inc.	2,000	343,420
		731,080
BIOTECHNOLOGY (2.8%)
AbbVie, Inc.	2,000	293,760
Amgen, Inc.	900	209,871
Gilead Sciences, Inc.	2,300	136,482
		640,113
CAPITAL MARKETS (3.1%)
Bank of New York Mellon Corp. (The)	2,200	92,532
BlackRock, Inc.	300	187,404
Charles Schwab Corp. (The)	2,000	132,660
Goldman Sachs Group, Inc. (The)	500	152,745
Morgan Stanley	1,800	145,062
		710,403
	Shares	Value
CHEMICALS (2.3%)
Dow, Inc.	2,400	$ 159,600
DuPont de Nemours, Inc.	1,300	85,709
Linde PLC	900	280,764
		526,073
COMMUNICATIONS EQUIPMENT (1.2%)
Cisco Systems, Inc.	5,600	274,288
CONSUMER FINANCE (1.0%)
American Express Co.	800	139,768
Capital One Financial Corp.	800	99,696
		239,464
DIVERSIFIED FINANCIAL SERVICES (2.2%)
Berkshire Hathaway, Inc., Class B(a)	1,600	516,528
DIVERSIFIED TELECOMMUNICATION SERVICES (1.4%)
AT&T, Inc.	4,600	86,756
Verizon Communications, Inc.	5,100	236,130
		322,886
ELECTRIC UTILITIES (4.0%)
Constellation Energy Corp.†	38	2,250
Duke Energy Corp.	2,100	231,336
Exelon Corp.	3,800	177,764
NextEra Energy, Inc.	3,300	234,366
Southern Co. (The)	4,000	293,560
		939,276
ELECTRICAL EQUIPMENT (0.8%)
Emerson Electric Co.	2,100	189,378
ENTERTAINMENT (1.5%)
Netflix, Inc.(a)	700	133,252
Walt Disney Co. (The)(a)	1,800	200,934
Warner Bros Discovery, Inc.†(a)	1,113	20,197
		354,383
EQUITY REAL ESTATE INVESTMENT TRUSTS (1.3%)
American Tower Corp.	800	192,816
Simon Property Group, Inc.	1,000	118,000
		310,816
FOOD & STAPLES RETAILING (2.6%)
Costco Wholesale Corp.	600	319,032

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD COVERED CALL INCOME FUND

	Shares	Value
Walgreens Boots Alliance, Inc.	1,200	$ 50,880
Walmart, Inc.	1,600	244,784
		614,696
FOOD PRODUCTS (1.0%)
Kraft Heinz Co. (The)†	900	38,367
Mondelez International, Inc., Class A	3,100	199,888
		238,255
HEALTH CARE EQUIPMENT & SUPPLIES (2.4%)
Abbott Laboratories	2,600	295,100
Medtronic PLC	2,600	271,336
		566,436
HEALTH CARE PROVIDERS & SERVICES (0.9%)
CVS Health Corp.	2,100	201,873
HOTELS, RESTAURANTS & LEISURE (3.1%)
Booking Holdings, Inc.†(a)	100	221,031
McDonald's Corp.	1,200	298,992
Starbucks Corp.	2,700	201,528
		721,551
HOUSEHOLD PRODUCTS (2.8%)
Colgate-Palmolive Co.	2,900	223,445
Procter & Gamble Co. (The)	2,600	417,430
		640,875
INDUSTRIAL CONGLOMERATES (2.0%)
3M Co.	1,400	201,908
Honeywell International, Inc.	1,400	270,914
		472,822
INSURANCE (1.6%)
American International Group, Inc.	2,200	128,722
MetLife, Inc.	3,600	236,448
		365,170
INTERACTIVE MEDIA & SERVICES (5.5%)
Alphabet, Inc., Class A(a)	200	456,438
Alphabet, Inc., Class C†(a)	200	459,866
Meta Platforms, Inc., Class A(a)	1,800	360,846
		1,277,150
INTERNET & DIRECT MARKETING RETAIL (3.2%)
Amazon.com, Inc.(a)	300	745,689
IT SERVICES (5.2%)
Accenture PLC, Class A	1,000	300,360
International Business Machines Corp.	1,000	132,210
	Shares	Value
Mastercard, Inc., Class A	800	$ 290,704
PayPal Holdings, Inc.(a)	1,600	140,688
Visa, Inc., Class A	1,600	341,008
		1,204,970
LIFE SCIENCES TOOLS & SERVICES (1.4%)
Danaher Corp.	1,300	326,469
MACHINERY (0.7%)
Caterpillar, Inc.	800	168,432
MEDIA (1.1%)
Charter Communications, Inc., Class A(a)	200	85,698
Comcast Corp., Class A	4,200	166,992
		252,690
MULTILINE RETAIL (0.6%)
Target Corp.	600	137,190
OIL, GAS & CONSUMABLE FUELS (3.6%)
Chevron Corp.	1,900	297,673
ConocoPhillips	2,100	200,592
Exxon Mobil Corp.	4,100	349,525
		847,790
PHARMACEUTICALS (1.1%)
Eli Lilly & Co.	900	262,917
ROAD & RAIL (1.2%)
Union Pacific Corp.	1,200	281,148
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.4%)
Broadcom, Inc.	700	388,073
Intel Corp.	3,800	165,642
NVIDIA Corp.	2,500	463,675
QUALCOMM, Inc.	1,400	195,566
Texas Instruments, Inc.	1,600	272,400
		1,485,356
SOFTWARE (7.7%)
Adobe, Inc.(a)	800	316,760
Microsoft Corp.	4,000	1,110,080
Oracle Corp.	1,800	132,120
Salesforce, Inc.(a)	1,300	228,722
		1,787,682
SPECIALTY RETAIL (2.4%)
Home Depot, Inc. (The)	1,100	330,440
Lowe’s Cos., Inc.	1,100	217,503
		547,943

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD COVERED CALL INCOME FUND

	Shares	Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (4.5%)
Apple, Inc.	6,700	$ 1,056,255
TEXTILES, APPAREL & LUXURY GOODS (0.9%)
NIKE, Inc., Class B	1,600	199,520
WIRELESS TELECOMMUNICATION SERVICES (0.9%)
T-Mobile U.S., Inc.(a)	1,700	209,338
TOTAL COMMON STOCKS (COST $25,005,272)		22,976,037
MONEY MARKET FUND (2.4%)
Northern Institutional Treasury Portfolio (Premier Class), 0.18%(b)	546,485	546,485
TOTAL MONEY MARKET FUND (COST $546,485)		546,485
TOTAL INVESTMENTS (COST $25,551,757) 101.2%		23,522,522

Value
WRITTEN CALL OPTIONS -1.8% (PREMIUMS RECEIVED $(414,098))	$ (409,832)
OTHER ASSETS IN EXCESS OF LIABILITIES 0.6%	135,086
NET ASSETS 100.0%	$ 23,247,776
Securities in this Fund are pledged as collateral for call options written.

†	Security is not pledged as collateral for call options written.
(a)	Represents non-income producing security.
(b)	7-day current yield as of April 30, 2022 is disclosed.

PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD COVERED CALL INCOME FUND

Exchange-traded options written as of April 30, 2022 were as follows:
Description	Type	Number of Contracts	Notional Amount*	Exercise Price	Expiration Date	Value
3M Co.	Call	10	$ (150,000)	$ 150.00	7/15/22	$ (4,025)
Abbott Laboratories	Call	20	(250,000)	125.00	6/17/22	(2,280)
AbbVie, Inc.	Call	15	(255,000)	170.00	6/17/22	(660)
Accenture PLC, Class A	Call	8	(260,000)	325.00	6/17/22	(4,736)
Adobe, Inc.	Call	7	(297,500)	425.00	5/20/22	(4,228)
Alphabet, Inc., Class A	Call	1	(250,000)	2,500.00	6/17/22	(4,512)
Amazon.com, Inc.	Call	1	(315,000)	3,150.00	5/20/22	(260)
American Express Co.	Call	7	(119,000)	170.00	5/20/22	(6,720)
American International Group, Inc.	Call	15	(97,500)	65.00	9/16/22	(3,975)
American Tower Corp.	Call	5	(125,000)	250.00	6/17/22	(3,325)
Amgen, Inc.	Call	5	(125,000)	250.00	5/20/22	(370)
Apple, Inc.	Call	60	(990,000)	165.00	5/20/22	(15,180)
AT&T, Inc.	Call	45	(108,000)	24.00	7/15/22	(3,600)
Bank of America Corp.	Call	5	(2,000)	4.00	6/17/22	(400)
Bank of America Corp.	Call	65	(260,000)	40.00	7/15/22	(4,485)
Bank of New York Mellon Corp. (The)	Call	17	(76,500)	45.00	6/17/22	(1,853)
Berkshire Hathaway, Inc., Class B	Call	10	(1,000)	1.00	6/17/22	(2,800)
BlackRock, Inc.	Call	2	(138,000)	690.00	5/20/22	(500)
Boeing Co. (The)	Call	4	(70,000)	175.00	7/15/22	(1,460)
Broadcom, Inc.	Call	2	(122,000)	610.00	5/20/22	(750)
Capital One Financial Corp.	Call	5	(70,000)	140.00	6/17/22	(963)
Caterpillar, Inc.	Call	5	(115,000)	230.00	7/15/22	(2,725)
Charles Schwab Corp. (The)	Call	10	(75,000)	75.00	6/17/22	(990)
Charter Communications, Inc., Class A	Call	1	(53,000)	530.00	6/17/22	(160)
Chevron Corp.	Call	15	(255,000)	170.00	6/17/22	(4,275)
Cisco Systems, Inc.	Call	50	(262,500)	52.50	7/15/22	(6,250)
Citigroup, Inc.	Call	16	(88,000)	55.00	8/19/22	(2,016)
Coca-Cola Co. (The)	Call	40	(250,000)	62.50	6/17/22	(13,160)
Colgate-Palmolive Co.	Call	22	(170,500)	77.50	5/20/22	(3,740)
Comcast Corp., Class A	Call	35	(157,500)	45.00	7/15/22	(2,100)
ConocoPhillips	Call	15	(150,000)	100.00	7/15/22	(8,212)
Costco Wholesale Corp.	Call	5	(287,500)	575.00	5/20/22	(1,275)
CVS Health Corp.	Call	15	(157,500)	105.00	5/20/22	(915)
Danaher Corp.	Call	10	(270,000)	270.00	6/17/22	(5,200)
Dow, Inc.	Call	17	(106,250)	62.50	5/20/22	(8,313)
Duke Energy Corp.	Call	10	(110,000)	110.00	7/15/22	(4,300)
DuPont de Nemours, Inc.	Call	8	(60,000)	75.00	7/15/22	(920)
Eli Lilly & Co.	Call	5	(150,000)	300.00	6/17/22	(4,805)
Emerson Electric Co.	Call	15	(142,500)	95.00	6/17/22	(3,000)
Exelon Corp.	Call	30	(144,000)	48.00	7/15/22	(4,350)
Exxon Mobil Corp.	Call	35	(288,750)	82.50	5/20/22	(15,400)
FedEx Corp.	Call	3	(66,000)	220.00	6/17/22	(818)
Ford Motor Co.	Call	30	(48,000)	16.00	6/17/22	(1,110)
General Dynamics Corp.	Call	3	(66,000)	220.00	5/20/22	(5,460)
General Motors Co.	Call	15	(61,500)	41.00	6/17/22	(1,965)
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD COVERED CALL INCOME FUND

Description	Type	Number of Contracts	Notional Amount*	Exercise Price	Expiration Date	Value
Gilead Sciences, Inc.	Call	16	$ (100,000)	$ 62.50	6/17/22	$ (1,544)
Goldman Sachs Group, Inc. (The)	Call	2	(66,000)	330.00	5/20/22	(400)
Home Depot, Inc. (The)	Call	5	(155,000)	310.00	5/20/22	(3,565)
Honeywell International, Inc.	Call	5	(100,000)	200.00	6/17/22	(2,500)
Intel Corp.	Call	36	(189,000)	52.50	7/15/22	(1,152)
International Business Machines Corp.	Call	5	(65,000)	130.00	5/20/22	(2,090)
JPMorgan Chase & Co.	Call	18	(234,000)	130.00	6/17/22	(3,366)
Linde PLC	Call	5	(155,000)	310.00	7/15/22	(9,425)
Lockheed Martin Corp.	Call	2	(93,000)	465.00	5/20/22	(590)
Lowe’s Cos., Inc.	Call	6	(132,000)	220.00	6/17/22	(1,950)
Mastercard, Inc., Class A	Call	6	(210,000)	350.00	5/20/22	(13,635)
McDonald's Corp.	Call	4	(96,000)	240.00	6/17/22	(5,640)
Medtronic PLC	Call	19	(209,000)	110.00	5/20/22	(1,653)
Meta Platforms, Inc., Class A	Call	11	(220,000)	200.00	5/20/22	(11,165)
MetLife, Inc.	Call	30	(210,000)	70.00	6/17/22	(3,570)
Microsoft Corp.	Call	25	(775,000)	310.00	7/15/22	(11,875)
Mondelez International, Inc., Class A	Call	25	(156,250)	62.50	6/17/22	(8,875)
Morgan Stanley	Call	15	(135,000)	90.00	7/15/22	(2,933)
Netflix, Inc.	Call	3	(64,500)	215.00	5/20/22	(960)
NextEra Energy, Inc.	Call	30	(240,000)	80.00	9/16/22	(4,800)
NIKE, Inc., Class B	Call	11	(148,500)	135.00	6/17/22	(2,915)
NVIDIA Corp.	Call	15	(315,000)	210.00	5/20/22	(5,550)
Oracle Corp.	Call	13	(104,000)	80.00	6/17/22	(1,866)
PayPal Holdings, Inc.	Call	5	(52,500)	105.00	7/15/22	(1,640)
PepsiCo, Inc.	Call	15	(247,500)	165.00	6/17/22	(14,925)
Procter & Gamble Co. (The)	Call	20	(310,000)	155.00	7/15/22	(20,300)
QUALCOMM, Inc.	Call	10	(140,000)	140.00	6/17/22	(9,100)
Raytheon Technologies Corp.	Call	13	(123,500)	95.00	5/20/22	(3,289)
Salesforce, Inc.	Call	6	(111,000)	185.00	5/20/22	(2,460)
Simon Property Group, Inc.	Call	4	(54,000)	135.00	7/15/22	(840)
Southern Co. (The)	Call	10	(70,000)	70.00	6/17/22	(4,350)
Southern Co. (The)	Call	22	(148,500)	67.50	5/20/22	(13,420)
Starbucks Corp.	Call	25	(212,500)	85.00	7/15/22	(2,800)
Target Corp.	Call	5	(115,000)	230.00	7/15/22	(6,937)
Tesla, Inc.	Call	3	(261,000)	870.00	5/20/22	(18,330)
Texas Instruments, Inc.	Call	11	(198,000)	180.00	5/20/22	(1,903)
T-Mobile U.S., Inc.	Call	10	(130,000)	130.00	6/17/22	(3,400)
U.S. Bancorp	Call	20	(110,000)	55.00	9/16/22	(2,900)
Union Pacific Corp.	Call	5	(120,000)	240.00	5/20/22	(2,230)
United Parcel Service, Inc., Class B	Call	3	(60,000)	200.00	6/17/22	(471)
Verizon Communications, Inc.	Call	45	(236,250)	52.50	7/15/22	(1,125)
Visa, Inc., Class A	Call	13	(286,000)	220.00	6/17/22	(9,262)
Walmart, Inc.	Call	10	(140,000)	140.00	5/20/22	(13,450)
Walt Disney Co. (The)	Call	10	(125,000)	125.00	6/17/22	(2,240)
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD COVERED CALL INCOME FUND

Description	Type	Number of Contracts	Notional Amount*	Exercise Price	Expiration Date	Value
Wells Fargo & Co.	Call	25	$ (118,750)	$ 47.50	7/15/22	$ (3,900)
Total (Premiums received $414,098)						$ (409,832)

*	Notional amount is expressed as the number of contracts multiplied by the strike price multiplied by 100.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD EQUITY MARKET NEUTRAL FUND

The table below sets forth the diversification of the Steward Equity Market Neutral Fund investments by Industry.

Industry Diversification	Percent ^,*
Health Care Providers & Services	4.9%
Specialty Retail	4.7
Equity Real Estate Investment Trusts	4.7
Capital Markets	4.2
Technology Hardware, Storage & Peripherals	4.1
Insurance	3.4
Banks	2.9
Textiles, Apparel & Luxury Goods	2.8
Communications Equipment	2.7
Software	2.6
Air Freight & Logistics	2.4
IT Services	2.1
Real Estate Management & Development	1.8
Biotechnology	1.8
Diversified Telecommunication Services	1.4
Road & Rail	1.3
Auto Components	1.2
Food & Staples Retailing	1.2
Professional Services	1.2
Diversified Consumer Services	1.1
Automobiles	1.0
Machinery	1.0
Electronic Equipment, Instruments & Components	0.8
Household Durables	0.7
Distributors	0.7
Beverages	0.5
Consumer Finance	0.4
Food Products	0.4
Media	0.2
Trading Companies & Distributors	0.2
Multiline Retail	0.1
Industry Diversification	Percent ^,*
Containers & Packaging	0.0**%
Building Products	(0.1)
Leisure Products	(0.2)
Health Care Technology	(0.5)
Life Sciences Tools & Services	(0.7)
Industrial Conglomerates	(0.7)
Health Care Equipment & Supplies	(0.8)
Pharmaceuticals	(0.8)
Wireless Telecommunication Services	(0.9)
Construction & Engineering	(0.9)
Energy Equipment & Services	(0.9)
Commercial Services & Supplies	(0.9)
Gas Utilities	(1.0)
Oil, Gas & Consumable Fuels	(1.1)
Water Utilities	(1.1)
Electrical Equipment	(1.3)
Internet & Direct Marketing Retail	(1.4)
Entertainment	(1.5)
Electric Utilities	(1.6)
Semiconductors & Semiconductor Equipment	(1.7)
Independent Power and Renewable Electricity Producers	(1.7)
Multi-Utilities	(1.8)
Household Products	(1.9)
Airlines	(2.5)
Thrifts & Mortgage Finance	(2.8)
Chemicals	(2.9)
Interactive Media & Services	(3.2)
Aerospace & Defense	(4.7)
Hotels, Restaurants & Leisure	(4.9)
Total Investments	14.0%

^	Percentages indicated are net of Common Stocks and Common Stocks Sold Short.
*	Percentages indicated are based on net assets as of April 30, 2022.
**	Amount rounds to less than 0.1%.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD EQUITY MARKET NEUTRAL FUND

	Shares	Value
COMMON STOCKS (100.7%)
AEROSPACE & DEFENSE (0.2%)
Huntington Ingalls Industries, Inc.	200	$ 42,548
AIR FREIGHT & LOGISTICS (2.4%)
C.H. Robinson Worldwide, Inc.(a)	3,000	318,450
Expeditors International of Washington, Inc.(a)	3,100	307,117
		625,567
AUTO COMPONENTS (1.2%)
BorgWarner, Inc.(a)	8,300	305,689
AUTOMOBILES (1.0%)
Harley-Davidson, Inc.(a)	7,400	269,730
BANKS (2.9%)
Bank of America Corp.(a)	5,000	178,400
Comerica, Inc.(a)	2,500	204,750
KeyCorp (a)	9,600	185,376
Regions Financial Corp.(a)	10,100	209,272
		777,798
BEVERAGES (1.1%)
Keurig Dr Pepper, Inc.(a)	8,000	299,200
BIOTECHNOLOGY (2.2%)
Biogen, Inc.(a)(b)	1,400	290,416
Gilead Sciences, Inc.(a)	4,900	290,766
		581,182
BUILDING PRODUCTS (1.3%)
Allegion PLC(a)	100	11,424
Owens Corning(a)	3,600	327,348
		338,772
CAPITAL MARKETS (4.2%)
Ameriprise Financial, Inc.(a)	1,000	265,490
Bank of New York Mellon Corp. (The)(a)	6,000	252,360
Janus Henderson Group PLC(a)	8,100	246,888
Morgan Stanley(a)	2,400	193,416
Northern Trust Corp.(a)	1,400	144,270
		1,102,424
COMMUNICATIONS EQUIPMENT (3.0%)
Arista Networks, Inc.(a)(b)	2,600	300,482
Juniper Networks, Inc.(a)	7,500	236,400
Lumentum Holdings, Inc.(a)(b)	3,200	259,872
		796,754
	Shares	Value
CONSUMER FINANCE (0.9%)
Ally Financial, Inc.(a)	1,200	$ 47,952
American Express Co.(a)	1,100	192,181
		240,133
CONTAINERS & PACKAGING (1.0%)
Westrock Co.	5,200	257,556
DISTRIBUTORS (0.7%)
Genuine Parts Co.(a)	1,500	195,075
DIVERSIFIED CONSUMER SERVICES (1.1%)
Grand Canyon Education, Inc.(a)(b)	3,000	287,910
DIVERSIFIED TELECOMMUNICATION SERVICES (1.4%)
Lumen Technologies, Inc.(a)	25,000	251,500
Verizon Communications, Inc.(a)	2,400	111,120
		362,620
ELECTRICAL EQUIPMENT (1.1%)
Acuity Brands, Inc.(a)	1,700	293,216
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (1.6%)
Jabil, Inc.(a)	3,500	202,055
Keysight Technologies, Inc.(a)(b)	1,600	224,432
		426,487
EQUITY REAL ESTATE INVESTMENT TRUSTS (4.7%)
Brixmor Property Group, Inc.(a)	11,100	281,718
Iron Mountain, Inc.(a)	4,600	247,158
Prologis, Inc.(a)	1,800	288,522
Simon Property Group, Inc.(a)	1,000	118,000
Weyerhaeuser Co.(a)	7,300	300,906
		1,236,304
FOOD & STAPLES RETAILING (2.2%)
Kroger Co. (The)(a)	5,400	291,384
Walgreens Boots Alliance, Inc.(a)	6,700	284,080
		575,464
FOOD PRODUCTS (1.2%)
General Mills, Inc.(a)	4,400	311,212
HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
Hologic, Inc.(a)(b)	4,100	295,159
Quidel Corp.(a)(b)	2,500	251,550
		546,709

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD EQUITY MARKET NEUTRAL FUND

	Shares	Value
HEALTH CARE PROVIDERS & SERVICES (7.1%)
AmerisourceBergen Corp.(a)	1,900	$ 287,451
Cardinal Health, Inc.(a)	2,100	121,905
Cigna Corp.(a)	1,200	296,136
CVS Health Corp.(a)	2,700	259,551
Henry Schein, Inc.(a)(b)	1,700	137,870
Laboratory Corporation of America Holdings(a)(b)	1,100	264,308
McKesson Corp.(a)	700	216,727
Quest Diagnostics, Inc.(a)	2,100	281,064
		1,865,012
HEALTH CARE TECHNOLOGY (1.2%)
Cerner Corp.(a)	3,300	309,012
HOUSEHOLD DURABLES (1.1%)
Newell Brands, Inc.(a)	12,800	296,320
INSURANCE (5.2%)
Aflac, Inc.(a)	2,100	120,288
Allstate Corp. (The)(a)	2,100	265,734
First American Financial Corp.(a)	3,100	180,761
Hartford Financial Services Group, Inc. (The)(a)	4,100	286,713
Marsh & McLennan Cos., Inc.(a)	1,700	274,890
MetLife, Inc.(a)	3,900	256,152
		1,384,538
INTERACTIVE MEDIA & SERVICES (0.9%)
Alphabet, Inc., Class A(a)(b)	100	228,219
IT SERVICES (4.9%)
Gartner, Inc.(a)(b)	1,000	290,550
Genpact Ltd.(a)	2,700	108,729
Mastercard, Inc., Class A(a)	1,100	399,718
Paychex, Inc.(a)	100	12,673
Visa, Inc., Class A(a)	1,400	298,382
Western Union Co. (The)(a)	10,700	179,332
		1,289,384
MACHINERY (2.1%)
Oshkosh Corp.(a)	3,000	277,320
Otis Worldwide Corp.(a)	3,900	284,076
		561,396
MEDIA (1.0%)
Interpublic Group of Cos., Inc. (The)(a)	8,300	270,746
MULTILINE RETAIL (1.1%)
Kohl's Corp.(a)	5,200	300,976
	Shares	Value
OIL, GAS & CONSUMABLE FUELS (1.5%)
Kinder Morgan, Inc.(a)	15,000	$ 272,250
Phillips 66(a)	1,500	130,140
		402,390
PHARMACEUTICALS (1.0%)
Zoetis, Inc.(a)	1,500	265,875
PROFESSIONAL SERVICES (2.1%)
ManpowerGroup, Inc.(a)	3,100	279,620
Robert Half International, Inc.(a)	2,700	265,437
		545,057
REAL ESTATE MANAGEMENT & DEVELOPMENT (2.0%)
CBRE Group, Inc., Class A(a)(b)	3,500	290,640
Jones Lang LaSalle, Inc.(a)(b)	1,100	240,603
		531,243
ROAD & RAIL (2.9%)
CSX Corp.(a)	8,500	291,890
J.B. Hunt Transport Services, Inc.(a)	1,000	170,850
Landstar System, Inc.(a)	2,000	309,800
		772,540
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.2%)
Applied Materials, Inc.(a)	2,600	286,910
Intel Corp.(a)	6,000	261,540
Micron Technology, Inc.(a)	2,900	197,751
QUALCOMM, Inc.(a)	800	111,752
		857,953
SOFTWARE (10.0%)
Aspen Technology, Inc.(a)(b)	1,800	285,372
Cadence Design Systems, Inc.(a)(b)	2,000	301,700
Dolby Laboratories, Inc., Class A(a)	3,600	278,892
Dropbox, Inc., Class A(a)(b)	14,100	306,675
Fair Isaac Corp.(a)(b)	400	149,404
Microsoft Corp.(a)	1,100	305,272
NortonLifeLock, Inc.	2,000	50,080
Palo Alto Networks, Inc.(a)(b)	200	112,256
Synopsys, Inc.(a)(b)	1,000	286,790
Teradata Corp.(a)(b)	7,000	289,450
VMware, Inc., Class A(a)	2,600	280,904
		2,646,795
SPECIALTY RETAIL (7.0%)
AutoZone, Inc.(a)(b)	100	195,547
Dick's Sporting Goods, Inc.(a)	2,100	202,482

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD EQUITY MARKET NEUTRAL FUND

	Shares	Value
Home Depot, Inc. (The)(a)	900	$ 270,360
Lowe’s Cos., Inc.(a)	1,300	257,049
O'Reilly Automotive, Inc.(a)(b)	300	181,965
TJX Cos., Inc. (The)(a)	2,400	147,072
Tractor Supply Co.(a)	1,400	282,030
Ulta Beauty, Inc.(a)(b)	800	317,440
		1,853,945
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (4.1%)
Apple, Inc.(a)	200	31,530
Dell Technologies, Inc., Class C(a)	6,400	300,864
Hewlett Packard Enterprise Co.(a)	14,200	218,822
NetApp, Inc.(a)	4,000	293,000
Xerox Holdings Corp.(a)	13,900	241,860
		1,086,076
TEXTILES, APPAREL & LUXURY GOODS (3.8%)
Carter's, Inc.	2,200	185,328
Columbia Sportswear Co.(a)	2,900	238,264
Hanesbrands, Inc.(a)	14,800	196,248
Ralph Lauren Corp.(a)	2,800	292,152
Tapestry, Inc.(a)	2,500	82,300
		994,292
TRADING COMPANIES & DISTRIBUTORS (1.0%)
Univar Solutions, Inc.(a)(b)	9,400	273,728
TOTAL COMMON STOCKS (COST $28,637,285)		26,607,847
TOTAL INVESTMENTS (COST $28,637,285) 100.7%		26,607,847
COMMON STOCKS SOLD SHORT ((86.7)%)
AEROSPACE & DEFENSE (4.9%)
Boeing Co. (The) (b)	(1,100)	(163,724)
HEICO Corp., Class A	(1,600)	(186,624)
Howmet Aerospace, Inc.	(7,000)	(238,840)
Huntington Ingalls Industries, Inc.	(200)	(42,548)
Mercury Systems, Inc. (b)	(4,000)	(223,160)
Spirit AeroSystems Holdings, Inc., Class A	(5,100)	(214,404)
TransDigm Group, Inc. (b)	(400)	(237,924)
		(1,307,224)
AIRLINES (2.5%)
American Airlines Group, Inc. (b)	(13,100)	(245,887)
JetBlue Airways Corp. (b)	(14,900)	(164,049)
United Airlines Holdings, Inc. (b)	(5,200)	(262,600)
		(672,536)
	Shares	Value
BEVERAGES (0.6%)
Boston Beer Co., Inc. (The), Class A(b)	(400)	$ (150,000)
BIOTECHNOLOGY (0.4%)
Novavax, Inc.(b)	(2,100)	(94,647)
BUILDING PRODUCTS (1.4%)
Advanced Drainage Systems, Inc.	(2,000)	(204,920)
Hayward Holdings, Inc. (b)	(10,700)	(170,130)
		(375,050)
CHEMICALS (2.9%)
Albemarle Corp.	(1,200)	(231,396)
RPM International, Inc.	(3,200)	(265,280)
Scotts Miracle-Gro Co. (The)	(2,600)	(270,218)
		(766,894)
COMMERCIAL SERVICES & SUPPLIES (0.9%)
Stericycle, Inc.(b)	(4,900)	(245,931)
COMMUNICATIONS EQUIPMENT (0.3%)
ViaSat, Inc.(b)	(2,200)	(80,982)
CONSTRUCTION & ENGINEERING (0.9%)
Valmont Industries, Inc.	(1,000)	(248,810)
CONSUMER FINANCE (0.5%)
Upstart Holdings, Inc.(b)	(1,700)	(127,534)
CONTAINERS & PACKAGING (1.0%)
Westrock Co.	(5,200)	(257,556)
ELECTRIC UTILITIES (1.6%)
Edison International	(1,000)	(68,790)
Evergy, Inc.	(1,600)	(108,560)
OGE Energy Corp.	(6,000)	(232,080)
		(409,430)
ELECTRICAL EQUIPMENT (2.4%)
Generac Holdings, Inc. (b)	(600)	(131,628)
Plug Power, Inc. (b)	(7,900)	(166,058)
Shoals Technologies Group, Inc., Class A (b)	(17,600)	(175,648)
Vertiv Holdings Co.	(13,100)	(164,143)
		(637,477)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.8%)
Teledyne Technologies, Inc.(b)	(500)	(215,775)

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD EQUITY MARKET NEUTRAL FUND

	Shares	Value
ENERGY EQUIPMENT & SERVICES (0.9%)
NOV, Inc.	(13,100)	$ (237,503)
ENTERTAINMENT (1.5%)
Madison Square Garden Sports Corp. (b)	(1,600)	(259,376)
Roku, Inc. (b)	(1,400)	(130,060)
		(389,436)
FOOD & STAPLES RETAILING (1.0%)
Grocery Outlet Holding Corp.(b)	(8,100)	(272,727)
FOOD PRODUCTS (0.8%)
Seaboard Corp.	(50)	(211,250)
GAS UTILITIES (1.0%)
Atmos Energy Corp.	(2,300)	(260,820)
HEALTH CARE EQUIPMENT & SUPPLIES (2.9%)
Novocure Ltd. (b)	(700)	(53,606)
STERIS PLC	(1,100)	(246,455)
Stryker Corp.	(900)	(217,134)
Zimmer Holdings, Inc.	(2,100)	(253,575)
Zimvie, Inc. (b)	(10)	(225)
		(770,995)
HEALTH CARE PROVIDERS & SERVICES (2.2%)
agilon health, Inc. (b)	(6,400)	(113,728)
Guardant Health, Inc. (b)	(3,400)	(209,780)
Oak Street Health, Inc. (b)	(1,500)	(27,135)
Universal Health Services, Inc., Class B	(1,800)	(220,554)
		(571,197)
HEALTH CARE TECHNOLOGY (1.7%)
Certara, Inc. (b)	(11,900)	(218,365)
Change Healthcare, Inc. (b)	(9,300)	(219,108)
		(437,473)
HOTELS, RESTAURANTS & LEISURE (4.9%)
Aramark	(6,900)	(250,125)
DraftKings, Inc., Class A (b)	(3,800)	(51,984)
Las Vegas Sands Corp. (b)	(3,900)	(138,177)
Norwegian Cruise Line Holdings Ltd. (b)	(4,800)	(96,144)
Penn National Gaming, Inc. (b)	(7,200)	(263,304)
Royal Caribbean Cruises Ltd. (b)	(3,000)	(233,190)
Wynn Resorts Ltd. (b)	(3,600)	(253,728)
		(1,286,652)
	Shares	Value
HOUSEHOLD DURABLES (0.4%)
Leggett & Platt, Inc.	(2,700)	$ (96,201)
HOUSEHOLD PRODUCTS (1.9%)
Reynolds Consumer Products, Inc.	(8,400)	(248,556)
Spectrum Brands Holdings, Inc.	(3,100)	(263,717)
		(512,273)
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS (1.7%)
Brookfield Renewable Corp., Class A	(5,800)	(208,220)
Vistra Corp.	(10,000)	(250,200)
		(458,420)
INDUSTRIAL CONGLOMERATES (0.7%)
General Electric Co.	(2,500)	(186,375)
INSURANCE (1.8%)
GoHealth, Inc., Class A (b)	(74,400)	(55,592)
Kemper Corp.	(4,700)	(216,952)
White Mountains Insurance Group Ltd.	(200)	(209,604)
		(482,148)
INTERACTIVE MEDIA & SERVICES (4.1%)
IAC/InterActiveCorp (b)	(3,000)	(248,640)
Match Group, Inc. (b)	(1,700)	(134,555)
Pinterest, Inc., Class A (b)	(1,700)	(34,884)
TripAdvisor, Inc. (b)	(10,200)	(261,834)
Twitter, Inc. (b)	(5,000)	(245,100)
Vimeo, Inc. (b)	(16,700)	(170,173)
		(1,095,186)
INTERNET & DIRECT MARKETING RETAIL (1.4%)
Amazon.com, Inc. (b)	(50)	(124,281)
Wayfair, Inc., Class A (b)	(3,100)	(238,514)
		(362,795)
IT SERVICES (2.8%)
Cloudflare, Inc., Class A (b)	(2,100)	(180,894)
Fastly, Inc., Class A (b)	(5,800)	(92,220)
Sabre Corp. (b)	(24,600)	(257,562)
Shift4 Payments, Inc., Class A (b)	(4,000)	(209,840)
		(740,516)
LEISURE PRODUCTS (0.2%)
Peloton Interactive, Inc., Class A(b)	(2,300)	(40,388)

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD EQUITY MARKET NEUTRAL FUND

	Shares	Value
LIFE SCIENCES TOOLS & SERVICES (0.7%)
Sotera Health Co.(b)	(9,400)	$ (191,572)
MACHINERY (1.1%)
Graco, Inc.	(800)	(49,616)
ITT, Inc.	(3,600)	(252,792)
		(302,408)
MEDIA (0.8%)
Liberty Broadband Corp., Class A(b)	(1,900)	(204,554)
MULTILINE RETAIL (1.0%)
Ollie's Bargain Outlet Holdings, Inc.(b)	(5,500)	(264,275)
MULTI-UTILITIES (1.8%)
Ameren Corp.	(2,500)	(232,250)
CenterPoint Energy, Inc.	(8,100)	(247,941)
		(480,191)
OIL, GAS & CONSUMABLE FUELS (2.6%)
Coterra Energy, Inc.	(8,800)	(253,352)
Devon Energy Corp.	(600)	(34,902)
EQT Corp.	(1,900)	(75,525)
New Fortress Energy, Inc.	(5,200)	(201,656)
Pioneer Natural Resources Co.	(500)	(116,235)
		(681,670)
PHARMACEUTICALS (1.8%)
Catalent, Inc. (b)	(500)	(45,280)
Elanco Animal Health, Inc. (b)	(8,000)	(202,480)
Royalty Pharma PLC, Class A	(5,500)	(234,190)
		(481,950)
PROFESSIONAL SERVICES (0.9%)
Dun & Bradstreet Holdings, Inc.(b)	(15,800)	(249,482)
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.2%)
Zillow Group, Inc., Class A(b)	(1,700)	(65,705)
ROAD & RAIL (1.6%)
Lyft, Inc., Class A (b)	(8,000)	(260,800)
Uber Technologies, Inc. (b)	(5,000)	(157,400)
		(418,200)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.9%)
Analog Devices, Inc.	(1,600)	(247,008)
Enphase Energy, Inc. (b)	(1,200)	(193,680)
Entegris, Inc.	(2,000)	(222,780)
	Shares	Value
Microchip Technology, Inc.	(2,600)	$ (169,520)
Monolithic Power Systems, Inc.	(600)	(235,344)
Wolfspeed, Inc. (b)	(2,600)	(238,446)
		(1,306,778)
SOFTWARE (7.4%)
Alteryx, Inc., Class A (b)	(3,900)	(250,380)
C3.ai, Inc., Class A (b)	(10,700)	(181,793)
Ceridian HCM Holding, Inc. (b)	(2,100)	(117,873)
Datto Holding Corp. (b)	(7,400)	(256,780)
DoubleVerify Holdings, Inc. (b)	(6,800)	(147,900)
Everbridge, Inc. (b)	(2,500)	(107,750)
Five9, Inc. (b)	(1,600)	(176,160)
Mandiant, Inc. (b)	(12,000)	(263,760)
Palantir Technologies, Inc., Class A (b)	(12,300)	(127,920)
Pegasystems, Inc.	(2,000)	(153,180)
Unity Software, Inc. (b)	(2,400)	(159,384)
		(1,942,880)
SPECIALTY RETAIL (2.3%)
Floor & Decor Holdings, Inc. (b)	(1,700)	(135,524)
GameStop Corp., Class A (b)	(1,400)	(175,098)
Leslie's, Inc. (b)	(9,500)	(186,200)
Petco Health & Wellness Co., Inc. (b)	(5,100)	(98,226)
		(595,048)
TEXTILES, APPAREL & LUXURY GOODS (1.0%)
Skechers USA, Inc., Class A(b)	(6,700)	(256,610)
THRIFTS & MORTGAGE FINANCE (2.8%)
Rocket Cos., Inc., Class A	(30,400)	(269,040)
TFS Financial Corp.	(17,000)	(254,830)
UWM Holdings Corp.	(55,800)	(207,018)
		(730,888)
TRADING COMPANIES & DISTRIBUTORS (0.8%)
Air Lease Corp.	(5,100)	(205,428)
WATER UTILITIES (1.1%)
American Water Works Co., Inc.	(1,200)	(184,896)
Essential Utilities, Inc.	(2,400)	(107,424)
		(292,320)

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD EQUITY MARKET NEUTRAL FUND

	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES (0.9%)
T-Mobile U.S., Inc.(b)	(1,900)	$ (233,966)
TOTAL COMMON STOCKS SOLD SHORT (COST $(26,913,407))		(22,906,126)
TOTAL SECURITIES SOLD SHORT (PROCEEDS $(26,913,407)) (86.1)%		(22,906,126)
OTHER ASSETS IN EXCESS OF LIABILITIES 86.0%		22,721,750
NET ASSETS 100.0%		$ 26,423,471

(a)	All or portion of the shares have been pledged as collateral for open short positions.
(b)	Represents non-income producing security.

PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD GLOBAL EQUITY INCOME FUND

The table below sets forth the diversification of the Steward Global Equity Income Fund investments by Country.

Country Diversification	Percent*
United States	63.0%
Canada	18.3
Taiwan	3.9
Brazil	3.3
Japan	3.2
Ireland (Republic of)	1.6
Sweden	1.4
Germany	1.4
United Kingdom	1.3
China	1.2
Switzerland	1.1
Total Investments	99.7%

*	Percentages indicated are based on net assets as of April 30, 2022.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD GLOBAL EQUITY INCOME FUND

	Shares	Value
COMMON STOCKS (96.2%)
AEROSPACE & DEFENSE (1.1%)
General Dynamics Corp.	14,350	$ 3,394,205
AIR FREIGHT & LOGISTICS (1.8%)
C.H. Robinson Worldwide, Inc.	51,340	5,449,741
BANKS (9.0%)
Bank of Nova Scotia (The)	58,840	3,725,749
Canadian Imperial Bank of Commerce	37,700	4,167,735
Mitsubishi UFJ Financial Group, Inc., Sponsored ADR	899,760	5,218,608
Mizuho Financial Group, Inc., ADR	1,774,200	4,240,338
Royal Bank of Canada	38,630	3,902,789
Toronto-Dominion Bank (The)	74,710	5,397,050
		26,652,269
BEVERAGES (2.2%)
PepsiCo, Inc.	37,670	6,468,316
BIOTECHNOLOGY (1.8%)
Amgen, Inc.	22,250	5,188,477
CHEMICALS (0.9%)
Air Products and Chemicals, Inc.	12,060	2,822,884
COMMERCIAL SERVICES & SUPPLIES (1.5%)
Ritchie Bros Auctioneers, Inc.	79,900	4,401,691
COMMUNICATIONS EQUIPMENT (3.0%)
Cisco Systems, Inc.	94,970	4,651,630
Telefonaktiebolaget LM Ericsson, Sponsored ADR	529,510	4,214,900
		8,866,530
ELECTRIC UTILITIES (2.9%)
Entergy Corp.	28,150	3,345,627
Fortis, Inc.	106,780	5,194,847
		8,540,474
EQUITY REAL ESTATE INVESTMENT TRUSTS (3.1%)
Crown Castle International Corp.	26,280	4,867,319
Iron Mountain, Inc.	81,200	4,362,876
		9,230,195
FOOD PRODUCTS (1.0%)
General Mills, Inc.	43,440	3,072,511
HEALTH CARE EQUIPMENT & SUPPLIES (3.3%)
Abbott Laboratories	44,700	5,073,450
Medtronic PLC	44,880	4,683,677
		9,757,127
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES (7.4%)
Cardinal Health, Inc.	93,900	$ 5,450,895
Cigna Corp.	29,760	7,344,173
Encompass Health Corp.	50,500	3,475,915
Quest Diagnostics, Inc.	42,370	5,670,801
		21,941,784
HOTELS, RESTAURANTS & LEISURE (2.6%)
McDonald's Corp.	30,400	7,574,464
HOUSEHOLD DURABLES (2.5%)
Garmin Ltd.	30,350	3,330,609
Leggett & Platt, Inc.	50,090	1,784,707
Whirlpool Corp.	12,470	2,263,554
		7,378,870
HOUSEHOLD PRODUCTS (2.0%)
Procter & Gamble Co. (The)	36,810	5,909,845
INDUSTRIAL CONGLOMERATES (0.9%)
3M Co.	18,850	2,718,547
INSURANCE (2.7%)
China Life Insurance Co. Ltd., ADR	513,000	3,678,210
Sun Life Financial, Inc.	85,100	4,233,725
		7,911,935
IT SERVICES (5.0%)
Amdocs Ltd.	49,930	3,978,922
Cognizant Technology Solutions Corp., Class A	51,220	4,143,698
Paychex, Inc.	51,500	6,526,595
		14,649,215
MACHINERY (2.8%)
Cummins, Inc.	23,410	4,428,938
Snap-on, Inc.	17,930	3,809,946
		8,238,884
MEDIA (5.4%)
Nexstar Media Group, Inc., Class A	25,690	4,069,810
Omnicom Group, Inc.	45,480	3,462,392
TEGNA, Inc.	243,530	5,369,837
ViacomCBS, Inc., Class B	110,660	3,222,419
		16,124,458
METALS & MINING (3.9%)
Pan American Silver Corp.	174,200	4,314,934
Ternium SA, Sponsored ADR	77,420	3,321,318
Yamana Gold, Inc.	706,460	3,892,595
		11,528,847

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD GLOBAL EQUITY INCOME FUND

	Shares	Value
OIL, GAS & CONSUMABLE FUELS (3.9%)
Canadian Natural Resources, Ltd.	90,810	$ 5,618,415
Petroleo Brasileiro SA, Sponsored ADR	430,820	5,846,227
		11,464,642
PERSONAL PRODUCTS (1.3%)
Unilever PLC, Sponsored ADR	80,270	3,713,290
PROFESSIONAL SERVICES (1.6%)
Thomson Reuters Corp.	48,030	4,801,079
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (10.6%)
Analog Devices, Inc.	35,740	5,517,541
ChipMOS Technologies, Inc., ADR	75,360	2,348,971
Intel Corp.	88,520	3,858,587
Silicon Motion Technology Corp. ADR	47,510	3,607,434
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	57,970	5,387,152
Texas Instruments, Inc.	39,290	6,689,123
United Microelectronics Corp., Sponsored ADR	477,960	3,804,562
		31,213,370
SOFTWARE (4.2%)
Open Text Corp.	109,300	4,377,465
Oracle Corp.	52,170	3,829,278
SAP SE, Sponsored ADR	41,640	4,197,312
		12,404,055
SPECIALTY RETAIL (3.4%)
Advance Auto Parts, Inc.	20,900	4,172,267
Best Buy Co., Inc.	21,290	1,914,610
Home Depot, Inc. (The)	13,410	4,028,364
		10,115,241
	Shares	Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (4.4%)
HP, Inc.	186,940	$ 6,847,612
NetApp, Inc.	82,740	6,060,705
		12,908,317
TOTAL COMMON STOCKS (COST $256,291,735)		284,441,263
MONEY MARKET FUND (2.2%)
Northern Institutional Treasury Portfolio (Premier Class), 0.18%(a)	6,585,623	6,585,623
TOTAL MONEY MARKET FUND (COST $6,585,623)		6,585,623
PREFERRED STOCKS (1.3%)
ELECTRIC UTILITIES (1.3%)
Cia Energetica de Minas Gerais, Sponsored ADR, 9.65%(b)	1,250,800	3,789,924
TOTAL PREFERRED STOCKS (COST $3,085,194)		3,789,924
TOTAL INVESTMENTS (COST $265,962,552) 99.7%		294,816,810
OTHER ASSETS IN EXCESS OF LIABILITIES 0.3%		792,405
NET ASSETS 100.0%		$ 295,609,215

(a)	7-day current yield as of April 30, 2022 is disclosed.
(b)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

ADR — American Depositary Receipt
PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD INTERNATIONAL ENHANCED INDEX FUND

The table below sets forth the diversification of the Steward International Enhanced Index Fund investments by Country.

Country Diversification	Percent*
Canada	28.9%
United Kingdom	13.7
United States	11.1
Taiwan	7.3
Netherlands	6.7
Japan	5.0
Brazil	3.7
Switzerland	3.1
India	3.0
Australia	2.9
Germany	2.2
France	2.0
Mexico	1.6
Republic of Korea (South)	1.5
Spain	1.4
Ireland (Republic of)	0.9
Jersey	0.8
China	0.6
South Africa	0.6
Norway	0.6
Denmark	0.6
Chile	0.5
Italy	0.5
Sweden	0.4
Finland	0.4
Indonesia	0.4
Colombia	0.2
Total Investments	100.6%

*	Percentages indicated are based on net assets as of April 30, 2022.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
COMMON STOCKS (96.9%)
AEROSPACE & DEFENSE (0.1%)
CAE, Inc.(a)	7,590	$ 180,490
AIR FREIGHT & LOGISTICS (0.2%)
ZTO Express Cayman, Inc., ADR	14,960	411,550
AIRLINES (0.2%)
Ryanair Holdings PLC, Sponsored ADR(a)	3,928	342,993
AUTO COMPONENTS (0.3%)
Magna International, Inc., ADR	11,060	666,586
AUTOMOBILES (2.1%)
Ferrari N.V.	5,960	1,250,050
Honda Motor Co. Ltd., Sponsored ADR	55,620	1,460,025
NIO, Inc., ADR(a)	30,350	506,845
Stellantis N.V.	65,150	871,056
Tata Motors Ltd., Sponsored ADR(a)	11,270	317,927
		4,405,903
BANKS (17.2%)
Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR	165,860	860,813
Banco de Chile, ADR	9,259	185,921
Banco Santander Chile, ADR	4,084	79,393
Banco Santander SA, Sponsored ADR	411,595	1,185,394
Bank of Montreal	22,310	2,365,752
Bank of Nova Scotia (The)	41,940	2,655,641
Barclays PLC, Sponsored ADR	97,189	724,058
Canadian Imperial Bank of Commerce	16,640	1,839,552
Credicorp Ltd.	2,157	299,586
HDFC Bank Ltd., ADR	36,720	2,027,311
HSBC Holdings PLC, Sponsored ADR	117,111	3,631,612
ICICI Bank Ltd., Sponsored ADR	69,360	1,320,614
ING Groep N.V., Sponsored ADR	103,570	967,344
KB Financial Group, Inc., ADR	22,160	1,017,587
Lloyds Banking Group PLC, ADR	425,905	949,768
Mitsubishi UFJ Financial Group, Inc., Sponsored ADR	320,870	1,861,046
Mizuho Financial Group, Inc., ADR	315,100	753,089
Natwest Group PLC, Sponsored ADR	67,028	363,292
Royal Bank of Canada	48,330	4,882,780
Shinhan Financial Group Co. Ltd., ADR	29,360	960,366
Sumitomo Mitsui Financial Group, Inc., Sponsored ADR	182,750	1,094,672
	Shares	Value
Toronto-Dominion Bank (The)	57,760	$ 4,172,582
Westpac Banking Corp., Sponsored ADR	96,905	1,376,051
Woori Financial Group, Inc., Sponsored ADR	5,490	190,064
		35,764,288
BEVERAGES (0.6%)
Fomento Economico Mexicano SAB de CV, Sponsored ADR	16,190	1,210,041
BIOTECHNOLOGY (1.1%)
Argenx SE, ADR(a)	2,770	795,876
BeiGene Ltd., ADR(a)	2,000	320,000
Genmab A/S, Sponsored ADR(a)	32,930	1,158,478
		2,274,354
CAPITAL MARKETS (1.5%)
Credit Suisse Group, Sponsored ADR	60,759	407,085
Deutsche Bank AG(a)	52,930	522,948
Nomura Holdings, Inc., Sponsored ADR	85,620	323,644
UBS Group AG	109,380	1,841,959
		3,095,636
CHEMICALS (1.0%)
Nutrien Ltd.	17,043	1,674,475
Sasol Ltd., Sponsored ADR(a)	16,360	396,893
		2,071,368
COMMERCIAL SERVICES & SUPPLIES (1.3%)
Waste Connections, Inc.	19,250	2,655,922
COMMUNICATIONS EQUIPMENT (0.8%)
Nokia Oyj, Sponsored ADR	167,640	844,906
Telefonaktiebolaget LM Ericsson, Sponsored ADR	110,090	876,316
		1,721,222
CONSTRUCTION MATERIALS (0.9%)
CEMEX SAB de CV, Sponsored ADR(a)	55,045	242,198
CRH PLC, Sponsored ADR	27,110	1,073,014
James Hardie Industries PLC, Sponsored ADR	16,740	480,270
		1,795,482
DIVERSIFIED FINANCIAL SERVICES (0.4%)
ORIX Corp., Sponsored ADR	8,890	807,301
DIVERSIFIED TELECOMMUNICATION SERVICES (4.3%)
BCE, Inc.	49,085	2,609,849

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
Chunghwa Telecom Co. Ltd., Sponsored ADR	40,595	$ 1,778,873
Orange SA, Sponsored ADR	80,550	946,463
Telefonica SA, Sponsored ADR(a)	169,980	812,504
Telkom Indonesia Persero Tbk PT, ADR	23,690	753,816
TELUS Corp.	76,570	1,915,016
		8,816,521
ELECTRIC UTILITIES (1.0%)
Enel Americas SA, ADR	37,710	200,617
Fortis, Inc.	37,920	1,844,808
		2,045,425
ELECTRICAL EQUIPMENT (0.9%)
ABB Ltd., Sponsored ADR	63,290	1,890,472
ENTERTAINMENT (1.0%)
Bilibili, Inc., Sponsored ADR(a)	4,390	106,853
NetEase, Inc., ADR	20,265	1,931,862
		2,038,715
FOOD PRODUCTS (0.0%)
BRF SA, ADR(a)	30,790	86,212
HEALTH CARE EQUIPMENT & SUPPLIES (1.6%)
Alcon, Inc.	23,270	1,657,056
Koninklijke Philips N.V., Sponsored NYS	34,065	878,196
Smith & Nephew PLC, Sponsored ADR	26,130	846,612
		3,381,864
HEALTH CARE PROVIDERS & SERVICES (0.3%)
Fresenius Medical Care AG & Co. KGaA, ADR	20,720	640,870
HOTELS, RESTAURANTS & LEISURE (0.8%)
Huazhu Group Ltd. ADR	2,410	72,878
InterContinental Hotels Group PLC, ADR	7,853	508,953
Restaurant Brands International, Inc.	13,705	782,419
Trip.com Group Ltd., ADR(a)	9,500	224,675
		1,588,925
HOUSEHOLD DURABLES (1.5%)
Sony Group Corp., Sponsored ADR	36,050	3,102,102
INSURANCE (2.3%)
Aegon N.V., Sponsored NYS	40,717	209,285
China Life Insurance Co. Ltd., ADR	66,430	476,303
Manulife Financial Corp.	80,270	1,570,081
Prudential PLC, ADR	40,400	1,014,040
Sun Life Financial, Inc.	30,610	1,522,848
		4,792,557
	Shares	Value
INTERACTIVE MEDIA & SERVICES (0.8%)
Baidu, Inc., Sponsored ADR(a)	14,043	$ 1,743,719
INTERNET & DIRECT MARKETING RETAIL (5.9%)
Alibaba Group Holding Ltd., Sponsored ADR(a)	90,350	8,772,082
JD.com, Inc., ADR(a)	47,950	2,956,597
Pinduoduo, Inc., ADR(a)	10,380	447,274
		12,175,953
IT SERVICES (2.5%)
CGI, Inc.(a)	14,860	1,184,788
GDS Holdings Ltd., ADR(a)	2,050	64,411
Infosys Ltd., Sponsored ADR	103,910	2,064,692
Pagseguro Digital Ltd., Class A(a)	3,280	48,249
Shopify, Inc., Class A(a)	3,000	1,280,460
StoneCo Ltd., Class A(a)	770	7,253
Wipro Ltd., ADR	71,143	458,161
		5,108,014
LIFE SCIENCES TOOLS & SERVICES (0.5%)
QIAGEN N.V.(a)	23,114	1,048,682
MACHINERY (0.2%)
CNH Industrial N.V.	29,960	425,132
Iveco Group N.V.(a)	5,992	35,703
		460,835
MEDIA (1.0%)
Grupo Televisa SAB, Sponsored ADR	23,020	212,475
Pearson PLC, Sponsored ADR	31,390	304,169
Shaw Communications, Inc., Class B	32,290	961,596
WPP PLC, Sponsored ADR	9,660	597,954
		2,076,194
METALS & MINING (8.4%)
Agnico-Eagle Mines Ltd.	14,998	873,333
AngloGold Ashanti Ltd., Sponsored ADR	12,980	265,052
ArcelorMittal SA, Sponsored NYS	16,233	474,653
Barrick Gold Corp., ADR	61,623	1,374,809
BHP Group Ltd., Sponsored ADR	69,940	4,684,581
Franco Nevada Corp.	7,400	1,118,584
Gold Fields Ltd., Sponsored ADR	24,090	323,529
Kinross Gold Corp.	44,170	224,384
POSCO, Sponsored ADR	15,710	890,914
Rio Tinto PLC, Sponsored ADR	30,152	2,144,410
Sibanye Stillwater Ltd., ADR	17,340	238,252
Southern Copper Corp.	4,933	307,178
Teck Resources Ltd., Class B	12,873	507,968

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
Vale SA, Sponsored ADR	191,700	$ 3,237,813
Wheaton Precious Metals Corp.	19,060	855,032
		17,520,492
MULTI-UTILITIES (1.5%)
Algonquin Power & Utilities Corp.	62,170	898,357
National Grid PLC, Sponsored ADR	30,859	2,288,503
		3,186,860
OIL, GAS & CONSUMABLE FUELS (12.6%)
BP PLC, Sponsored ADR	90,282	2,592,899
Cameco Corp.	8,320	214,739
Canadian Natural Resources, Ltd.	31,870	1,971,797
Cenovus Energy, Inc.	32,150	594,132
China Petroleum & Chemical Corp., ADR	9,016	439,079
Ecopetrol SA, Sponsored ADR	10,700	173,661
Enbridge, Inc.	69,980	3,053,927
Eni S.p.A., Sponsored ADR	36,120	1,004,497
Equinor ASA, Sponsored ADR	34,797	1,185,882
Imperial Oil Ltd.	8,160	409,142
Pembina Pipeline Corp.	17,070	646,100
PetroChina Co. Ltd., ADR	7,760	367,979
Petroleo Brasileiro SA, Sponsored ADR	94,420	1,281,280
Shell PLC, ADR	105,595	5,641,941
Suncor Energy, Inc.	39,088	1,404,823
TC Energy Corp.	34,830	1,842,507
TotalEnergies SE, Sponsored ADR	66,800	3,253,828
		26,078,213
PAPER & FOREST PRODUCTS (0.1%)
Suzano SA, Sponsored ADR	23,870	241,087
PERSONAL PRODUCTS (2.0%)
Natura & Co. Holding SA, ADR	21,670	162,958
Unilever PLC, Sponsored ADR	87,904	4,066,439
		4,229,397
PHARMACEUTICALS (0.2%)
Bausch Health Cos., Inc.(a)	16,868	320,661
PROFESSIONAL SERVICES (1.7%)
RELX PLC, Sponsored ADR	73,793	2,173,204
Thomson Reuters Corp.	13,844	1,383,846
		3,557,050
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.3%)
FirstService Corp.	4,040	504,556
KE Holdings, Inc.(a)	11,590	164,346
		668,902
	Shares	Value
ROAD & RAIL (2.2%)
Canadian National Railway Co.	19,900	$ 2,340,638
Canadian Pacific Railway, Ltd.	30,640	2,243,461
		4,584,099
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (10.1%)
ASE Industrial Holding Co. Ltd., ADR	49,515	318,877
ASML Holding N.V., Sponsored NYS	11,437	6,447,837
STMicroelectronics N.V., Sponsored NYS	26,980	988,008
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	130,410	12,119,001
United Microelectronics Corp., Sponsored ADR	124,460	990,702
		20,864,425
SOFTWARE (2.1%)
Open Text Corp.	21,210	849,460
SAP SE, Sponsored ADR	34,130	3,440,304
		4,289,764
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (0.7%)
Canon, Inc., Sponsored ADR	42,400	974,352
Logitech International SA	8,420	549,826
		1,524,178
TEXTILES, APPAREL & LUXURY GOODS (0.2%)
Gildan Activewear, Inc.	9,810	332,363
TRADING COMPANIES & DISTRIBUTORS (0.5%)
Ferguson PLC	8,580	1,070,012
TRANSPORTATION INFRASTRUCTURE (0.1%)
Grupo Aeroportuario del Pacifico SAB de CV, ADR(a)	1,920	295,277
WIRELESS TELECOMMUNICATION SERVICES (1.9%)
America Movil SAB de CV, Class L, Sponsored ADR	74,410	1,445,786
Rogers Communications, Inc., Class B	21,780	1,186,139
SK Telecom Co. Ltd., Sponsored ADR	6,350	158,877
Vodafone Group PLC, Sponsored ADR	74,399	1,130,121
		3,920,923
TOTAL COMMON STOCKS (COST $201,837,751)		201,083,899
MASTER LIMITED PARTNERSHIPS (0.5%)
MULTI-UTILITIES (0.5%)
Brookfield Infrastructure Partners LP	16,380	1,022,603
TOTAL MASTER LIMITED PARTNERSHIPS (COST $836,245)		1,022,603

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
MONEY MARKET FUND (1.5%)
Northern Institutional Treasury Portfolio (Premier Class), 0.18%(b)	3,265,752	$ 3,265,752
TOTAL MONEY MARKET FUND (COST $3,265,752)		3,265,752
PREFERRED STOCKS (1.7%)
BANKS (0.6%)
Bancolombia SA, Sponsored ADR, 7.55%(c)	5,350	207,420
Itau Unibanco Holding SA, Sponsored ADR, 0.66%(c)	222,437	1,065,473
		1,272,893
CHEMICALS (0.3%)
Sociedad Quimica y Minera de Chile SA, Sponsored ADR, 0.48%(c)	8,170	602,946
METALS & MINING (0.1%)
Gerdau SA, Sponsored ADR, 2.84%(c)	36,060	204,460
OIL, GAS & CONSUMABLE FUELS (0.7%)
Petroleo Brasileiro SA, Sponsored ADR, 9.39%(c)	114,030	1,399,148
	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.0%)
Brookfield Property Preferred LP, 6.25%	448	$ 9,350
TOTAL PREFERRED STOCKS (COST $3,116,484)		3,488,797
TOTAL INVESTMENTS (COST $209,056,232) 100.6%		208,861,051
LIABILITIES IN EXCESS OF OTHER ASSETS (0.6)%		(1,326,375)
NET ASSETS 100.0%		$ 207,534,676

(a)	Represents non-income producing security.
(b)	7-day current yield as of April 30, 2022 is disclosed.
(c)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

ADR — American Depositary Receipt
LP — Limited Partnership
NYS — New York Shares
PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD LARGE CAP CORE FUND

The table below sets forth the diversification of the Steward Large Cap Core Fund investments by Industry.

Industry Diversification	Percent*
Software	14.0%
Technology Hardware, Storage & Peripherals	9.0
Capital Markets	7.0
Specialty Retail	6.4
IT Services	6.3
Health Care Providers & Services	5.6
Insurance	5.2
Banks	3.9
Semiconductors & Semiconductor Equipment	3.7
Equity Real Estate Investment Trusts	3.4
Communications Equipment	3.2
Interactive Media & Services	3.1
Textiles, Apparel & Luxury Goods	2.9
Road & Rail	2.7
Building Products	2.4
Consumer Finance	2.0
Real Estate Management & Development	1.9
Internet & Direct Marketing Retail	1.8
Beverages	1.7
Biotechnology	1.5
Industry Diversification	Percent*
Food Products	1.1%
Electronic Equipment, Instruments & Components	1.1
Health Care Equipment & Supplies	1.0
Media	0.9
Food & Staples Retailing	0.9
Electrical Equipment	0.9
Automobiles	0.9
Professional Services	0.9
Auto Components	0.8
Multiline Retail	0.8
Thrifts & Mortgage Finance	0.7
Commercial Services & Supplies	0.7
Diversified Financial Services	0.5
Pharmaceuticals	0.5
Diversified Telecommunication Services	0.5
Money Market Fund	0.1
Total Investments	100.0%

*	Percentages indicated are based on net assets as of April 30, 2022.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD LARGE CAP CORE FUND

	Shares	Value
COMMON STOCKS (99.9%)
AUTO COMPONENTS (0.8%)
BorgWarner, Inc.	14,600	$ 537,718
AUTOMOBILES (0.9%)
Tesla, Inc.(a)	700	609,532
BANKS (3.9%)
Bank of America Corp.	18,800	670,784
Comerica, Inc.	7,200	589,680
PNC Financial Services Group, Inc. (The)	5,000	830,500
Regions Financial Corp.	29,300	607,096
		2,698,060
BEVERAGES (1.7%)
Coca-Cola Co. (The)	17,900	1,156,519
BIOTECHNOLOGY (1.5%)
Biogen, Inc.(a)	1,100	228,184
Gilead Sciences, Inc.	14,100	836,694
		1,064,878
BUILDING PRODUCTS (2.4%)
Carrier Global Corp.	14,900	570,223
Johnson Controls International PLC	8,000	478,960
Owens Corning	7,100	645,603
		1,694,786
CAPITAL MARKETS (7.0%)
Ameriprise Financial, Inc.	2,500	663,725
Bank of New York Mellon Corp. (The)	15,300	643,518
BlackRock, Inc.	800	499,744
CME Group, Inc.	4,000	877,360
Intercontinental Exchange, Inc.	7,200	833,832
Janus Henderson Group PLC	19,400	591,312
Morgan Stanley	9,800	789,782
		4,899,273
COMMERCIAL SERVICES & SUPPLIES (0.7%)
Waste Management, Inc.	2,800	460,432
COMMUNICATIONS EQUIPMENT (3.2%)
Arista Networks, Inc.(a)	5,700	658,749
Cisco Systems, Inc.	19,900	974,702
Lumentum Holdings, Inc.(a)	7,400	600,954
		2,234,405
	Shares	Value
CONSUMER FINANCE (2.0%)
Ally Financial, Inc.	11,900	$ 475,524
American Express Co.	5,300	925,963
		1,401,487
DIVERSIFIED FINANCIAL SERVICES (0.5%)
Berkshire Hathaway, Inc., Class B(a)	1,200	387,396
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
Lumen Technologies, Inc.	34,000	342,040
ELECTRICAL EQUIPMENT (0.9%)
Acuity Brands, Inc.	3,800	655,424
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (1.1%)
Jabil, Inc.	9,100	525,343
Keysight Technologies, Inc.(a)	1,900	266,513
		791,856
EQUITY REAL ESTATE INVESTMENT TRUSTS (3.4%)
Prologis, Inc.	5,700	913,653
Simon Property Group, Inc.	5,400	637,200
Weyerhaeuser Co.	20,000	824,400
		2,375,253
FOOD & STAPLES RETAILING (0.9%)
Walgreens Boots Alliance, Inc.	15,500	657,200
FOOD PRODUCTS (1.1%)
General Mills, Inc.	10,500	742,665
HEALTH CARE EQUIPMENT & SUPPLIES (1.0%)
Hologic, Inc.(a)	9,300	669,507
HEALTH CARE PROVIDERS & SERVICES (5.6%)
AmerisourceBergen Corp.	4,900	741,321
Cigna Corp.	3,400	839,052
CVS Health Corp.	9,300	894,009
Laboratory Corporation of America Holdings(a)	2,800	672,784
Quest Diagnostics, Inc.	5,500	736,120
		3,883,286
INSURANCE (5.2%)
Aon PLC, Class A	500	143,995
Chubb Ltd.	4,300	887,735
First American Financial Corp.	7,600	443,156

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD LARGE CAP CORE FUND

	Shares	Value
Hartford Financial Services Group, Inc. (The)	8,700	$ 608,391
Marsh & McLennan Cos., Inc.	4,900	792,330
MetLife, Inc.	11,100	729,048
		3,604,655
INTERACTIVE MEDIA & SERVICES (3.1%)
Alphabet, Inc., Class A(a)	900	2,053,971
Meta Platforms, Inc., Class A(a)	700	140,329
		2,194,300
INTERNET & DIRECT MARKETING RETAIL (1.8%)
Amazon.com, Inc.(a)	500	1,242,815
IT SERVICES (6.3%)
Cognizant Technology Solutions Corp., Class A	3,900	315,510
Genpact Ltd.	16,700	672,509
International Business Machines Corp.	6,700	885,807
Mastercard, Inc., Class A	2,400	872,112
Visa, Inc., Class A	5,500	1,172,215
Western Union Co. (The)	30,600	512,856
		4,431,009
MEDIA (0.9%)
Interpublic Group of Cos., Inc. (The)	20,400	665,448
MULTILINE RETAIL (0.8%)
Kohl's Corp.	10,300	596,164
PHARMACEUTICALS (0.5%)
Zoetis, Inc.	1,800	319,050
PROFESSIONAL SERVICES (0.9%)
Robert Half International, Inc.	6,400	629,184
REAL ESTATE MANAGEMENT & DEVELOPMENT (1.9%)
CBRE Group, Inc., Class A(a)	8,000	664,320
Jones Lang LaSalle, Inc.(a)	2,900	634,317
		1,298,637
ROAD & RAIL (2.7%)
CSX Corp.	24,900	855,066
Landstar System, Inc.	700	108,430
Norfolk Southern Corp.	2,500	644,700
Union Pacific Corp.	1,100	257,719
		1,865,915
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.7%)
Applied Materials, Inc.	200	22,070
	Shares	Value
Cirrus Logic, Inc.(a)	8,300	$ 629,140
Intel Corp.	22,700	989,493
NVIDIA Corp.	700	129,829
QUALCOMM, Inc.	5,700	796,233
		2,566,765
SOFTWARE (14.0%)
Cadence Design Systems, Inc.(a)	5,400	814,590
Dolby Laboratories, Inc., Class A	7,800	604,266
Dropbox, Inc., Class A(a)	22,700	493,725
Microsoft Corp.	16,300	4,523,576
NortonLifeLock, Inc.	25,200	631,008
Oracle Corp.	8,100	594,540
Synopsys, Inc.(a)	2,800	803,012
Teradata Corp.(a)	12,600	521,010
VMware, Inc., Class A	7,100	767,084
		9,752,811
SPECIALTY RETAIL (6.4%)
AutoZone, Inc.(a)	400	782,188
Dick's Sporting Goods, Inc.	5,600	539,952
Home Depot, Inc. (The)	1,000	300,400
Lowe’s Cos., Inc.	4,800	949,104
O'Reilly Automotive, Inc.(a)	1,100	667,205
Tractor Supply Co.	3,200	644,640
Ulta Beauty, Inc.(a)	1,500	595,200
		4,478,689
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (9.0%)
Apple, Inc.	23,600	3,720,540
Dell Technologies, Inc., Class C	12,100	568,821
Hewlett Packard Enterprise Co.	47,600	733,516
HP, Inc.	21,000	769,230
NetApp, Inc.	6,900	505,425
		6,297,532
TEXTILES, APPAREL & LUXURY GOODS (2.9%)
Carter's, Inc.	1,500	126,360
Hanesbrands, Inc.	37,500	497,250
PVH Corp.	4,300	312,954
Ralph Lauren Corp.	6,600	688,644
Tapestry, Inc.	12,600	414,792
		2,040,000

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD LARGE CAP CORE FUND

	Shares	Value
THRIFTS & MORTGAGE FINANCE (0.7%)
MGIC Investment Corp.	38,600	$ 504,116
TOTAL COMMON STOCKS (COST $77,683,199)		69,748,807
MONEY MARKET FUND (0.1%)
Northern Institutional Treasury Portfolio (Premier Class), 0.18%(b)	37,171	37,171
TOTAL MONEY MARKET FUND (COST $37,171)		37,171
TOTAL INVESTMENTS (COST $77,720,370) 100.0%		69,785,978
	Shares	Value
OTHER ASSETS IN EXCESS OF LIABILITIES 0.0%		$ 14,307
NET ASSETS 100.0%		$ 69,800,285

(a)	Represents non-income producing security.
(b)	7-day current yield as of April 30, 2022 is disclosed.

PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD LARGE CAP GROWTH FUND

The table below sets forth the diversification of the Steward Large Cap Growth Fund investments by Industry.

Industry Diversification	Percent*
Software	21.2%
Technology Hardware, Storage & Peripherals	15.1
IT Services	8.9
Specialty Retail	8.7
Interactive Media & Services	6.8
Semiconductors & Semiconductor Equipment	5.6
Equity Real Estate Investment Trusts	5.0
Internet & Direct Marketing Retail	4.6
Textiles, Apparel & Luxury Goods	3.1
Automobiles	2.8
Air Freight & Logistics	2.4
Health Care Providers & Services	2.2
Electronic Equipment, Instruments & Components	2.1
Road & Rail	1.4
Industry Diversification	Percent*
Consumer Finance	1.1%
Capital Markets	1.1
Communications Equipment	1.1
Professional Services	1.1
Real Estate Management & Development	1.0
Insurance	1.0
Paper & Forest Products	1.0
Building Products	1.0
Biotechnology	0.5
Multiline Retail	0.4
Food & Staples Retailing	0.3
Diversified Consumer Services	0.3
Money Market Fund	0.1
Total Investments	99.9%

*	Percentages indicated are based on net assets as of April 30, 2022.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD LARGE CAP GROWTH FUND

	Shares	Value
COMMON STOCKS (99.8%)
AIR FREIGHT & LOGISTICS (2.4%)
C.H. Robinson Worldwide, Inc.	4,100	$ 435,215
Expeditors International of Washington, Inc.	5,100	505,257
GXO Logistics, Inc.(a)	1,600	94,704
		1,035,176
AUTOMOBILES (2.8%)
Tesla, Inc.(a)	1,400	1,219,064
BIOTECHNOLOGY (0.5%)
AbbVie, Inc.	1,300	190,944
BUILDING PRODUCTS (1.0%)
Carrier Global Corp.	10,600	405,662
CAPITAL MARKETS (1.1%)
Ameriprise Financial, Inc.	1,800	477,882
COMMUNICATIONS EQUIPMENT (1.1%)
Arista Networks, Inc.(a)	4,000	462,280
CONSUMER FINANCE (1.1%)
American Express Co.	200	34,942
Synchrony Financial	12,200	449,082
		484,024
DIVERSIFIED CONSUMER SERVICES (0.3%)
H&R Block, Inc.	5,600	145,992
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (2.1%)
Jabil, Inc.	8,300	479,159
Keysight Technologies, Inc.(a)	3,000	420,810
		899,969
EQUITY REAL ESTATE INVESTMENT TRUSTS (5.0%)
American Tower Corp.	2,800	674,856
Equinix, Inc.	700	503,356
Iron Mountain, Inc.	8,600	462,078
Simon Property Group, Inc.	4,300	507,400
		2,147,690
FOOD & STAPLES RETAILING (0.3%)
Costco Wholesale Corp.	200	106,344
HEALTH CARE PROVIDERS & SERVICES (2.2%)
Cardinal Health, Inc.	8,200	476,010
McKesson Corp.	1,500	464,415
		940,425
	Shares	Value
INSURANCE (1.0%)
Lincoln National Corp.	1,200	$ 72,180
Marsh & McLennan Cos., Inc.	2,300	371,910
		444,090
INTERACTIVE MEDIA & SERVICES (6.8%)
Alphabet, Inc., Class A(a)	1,000	2,282,190
Meta Platforms, Inc., Class A(a)	3,100	621,457
		2,903,647
INTERNET & DIRECT MARKETING RETAIL (4.6%)
Amazon.com, Inc.(a)	800	1,988,504
IT SERVICES (8.9%)
Gartner, Inc.(a)	1,800	522,990
Genpact Ltd.	11,100	446,997
Mastercard, Inc., Class A	3,200	1,162,816
Visa, Inc., Class A	6,000	1,278,780
Western Union Co. (The)	23,600	395,536
		3,807,119
MULTILINE RETAIL (0.4%)
Target Corp.	800	182,920
PAPER & FOREST PRODUCTS (1.0%)
Louisiana-Pacific Corp.	6,600	425,832
PROFESSIONAL SERVICES (1.1%)
Robert Half International, Inc.	4,600	452,226
REAL ESTATE MANAGEMENT & DEVELOPMENT (1.0%)
CBRE Group, Inc., Class A(a)	5,400	448,416
ROAD & RAIL (1.4%)
J.B. Hunt Transport Services, Inc.	800	136,680
Landstar System, Inc.	3,000	464,700
		601,380
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.6%)
Applied Materials, Inc.	6,000	662,100
Broadcom, Inc.	200	110,878
Micron Technology, Inc.	6,800	463,692
NVIDIA Corp.	3,300	612,051
QUALCOMM, Inc.	4,100	572,729
		2,421,450
SOFTWARE (21.2%)
Cadence Design Systems, Inc.(a)	3,700	558,145
Dropbox, Inc., Class A(a)	22,100	480,675
Fair Isaac Corp.(a)	1,100	410,861

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD LARGE CAP GROWTH FUND

	Shares	Value
Microsoft Corp.	18,700	$ 5,189,624
NortonLifeLock, Inc.	18,400	460,736
Oracle Corp.	8,400	616,560
Synopsys, Inc.(a)	1,700	487,543
Teradata Corp.(a)	10,900	450,715
VMware, Inc., Class A	4,400	475,376
		9,130,235
SPECIALTY RETAIL (8.7%)
AutoZone, Inc.(a)	200	391,094
Best Buy Co., Inc.	1,100	98,923
Home Depot, Inc. (The)	3,600	1,081,440
Lowe’s Cos., Inc.	3,800	751,374
Tractor Supply Co.	2,400	483,480
Ulta Beauty, Inc.(a)	1,200	476,160
Victoria's Secret & Co.(a)	9,900	466,488
		3,748,959
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (15.1%)
Apple, Inc.	32,300	5,092,095
Dell Technologies, Inc., Class C	10,100	474,801
HP, Inc.	12,900	472,527
NetApp, Inc.	6,300	461,475
		6,500,898
TEXTILES, APPAREL & LUXURY GOODS (3.1%)
Columbia Sportswear Co.	5,200	427,232
Hanesbrands, Inc.	32,800	434,928
Tapestry, Inc.	14,000	460,880
		1,323,040
TOTAL COMMON STOCKS (COST $48,889,343)		42,894,168
MONEY MARKET FUND (0.1%)
Northern Institutional Treasury Portfolio (Premier Class), 0.18%(b)	61,633	61,633
TOTAL MONEY MARKET FUND (COST $61,633)		61,633
TOTAL INVESTMENTS (COST $48,950,976) 99.9%		42,955,801
OTHER ASSETS IN EXCESS OF LIABILITIES 0.1%		22,501
NET ASSETS 100.0%		$ 42,978,302

(a)	Represents non-income producing security.
(b)	7-day current yield as of April 30, 2022 is disclosed.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD LARGE CAP VALUE FUND

The table below sets forth the diversification of the Steward Large Cap Value Fund investments by Industry.

Industry Diversification	Percent*
Health Care Providers & Services	10.3%
Insurance	7.9
Banks	7.8
Capital Markets	6.8
Oil, Gas & Consumable Fuels	5.7
Equity Real Estate Investment Trusts	4.8
IT Services	4.4
Diversified Telecommunication Services	4.1
Software	3.8
Biotechnology	3.4
Communications Equipment	3.4
Semiconductors & Semiconductor Equipment	3.3
Textiles, Apparel & Luxury Goods	3.3
Technology Hardware, Storage & Peripherals	3.2
Specialty Retail	2.8
Food & Staples Retailing	2.5
Diversified Financial Services	2.1
Real Estate Management & Development	2.1
Consumer Finance	1.9
Road & Rail	1.4
Pharmaceuticals	1.4
Industry Diversification	Percent*
Food Products	1.3%
Health Care Technology	1.2
Auto Components	1.1
Building Products	1.1
Beverages	1.1
Media	1.0
Household Products	1.0
Multiline Retail	1.0
Professional Services	0.9
Chemicals	0.9
Electrical Equipment	0.8
Electronic Equipment, Instruments & Components	0.8
Thrifts & Mortgage Finance	0.7
Money Market Fund	0.4
Household Durables	0.3
Health Care Equipment & Supplies	0.2
Aerospace & Defense	0.1
Entertainment	0.0**
Total Investments	100.3%

*	Percentages indicated are based on net assets as of April 30, 2022.
**	Amount rounds to less than 0.1%.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD LARGE CAP VALUE FUND

	Shares	Value
COMMON STOCKS (99.9%)
AEROSPACE & DEFENSE (0.1%)
Northrop Grumman Corp.	100	$ 43,940
AUTO COMPONENTS (1.1%)
BorgWarner, Inc.	17,700	651,891
BANKS (7.8%)
Bank of America Corp.	38,700	1,380,816
Comerica, Inc.	7,100	581,490
JPMorgan Chase & Co.	4,300	513,248
PNC Financial Services Group, Inc. (The)	4,800	797,280
Popular, Inc.	5,800	452,342
Regions Financial Corp.	26,000	538,720
Wells Fargo & Co.	10,400	453,752
		4,717,648
BEVERAGES (1.1%)
Keurig Dr Pepper, Inc.	18,400	688,160
BIOTECHNOLOGY (3.4%)
Amgen, Inc.	2,100	489,699
Biogen, Inc.(a)	3,500	726,040
Gilead Sciences, Inc.	14,100	836,694
		2,052,433
BUILDING PRODUCTS (1.1%)
Owens Corning	7,300	663,789
CAPITAL MARKETS (6.8%)
Ameriprise Financial, Inc.	2,300	610,627
Bank of New York Mellon Corp. (The)	15,200	639,312
CME Group, Inc.	3,700	811,558
Franklin Resources, Inc.	12,300	302,457
Intercontinental Exchange, Inc.	2,500	289,525
Janus Henderson Group PLC	18,300	557,784
Morgan Stanley	11,700	942,903
		4,154,166
CHEMICALS (0.9%)
Dow, Inc.	8,600	571,900
COMMUNICATIONS EQUIPMENT (3.4%)
Arista Networks, Inc.(a)	4,800	554,736
Cisco Systems, Inc.	25,500	1,248,990
Lumentum Holdings, Inc.(a)	3,100	251,751
		2,055,477
	Shares	Value
CONSUMER FINANCE (1.9%)
Ally Financial, Inc.	11,200	$ 447,552
American Express Co.	4,000	698,840
		1,146,392
DIVERSIFIED FINANCIAL SERVICES (2.1%)
Berkshire Hathaway, Inc., Class B(a)	3,900	1,259,037
DIVERSIFIED TELECOMMUNICATION SERVICES (4.1%)
AT&T, Inc.	50,300	948,658
Lumen Technologies, Inc.	39,600	398,376
Verizon Communications, Inc.	24,700	1,143,610
		2,490,644
ELECTRICAL EQUIPMENT (0.8%)
Acuity Brands, Inc.	2,900	500,192
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.8%)
Jabil, Inc.	8,000	461,840
ENTERTAINMENT (0.0%)
Warner Bros Discovery, Inc.(a)	0 (b)	5
EQUITY REAL ESTATE INVESTMENT TRUSTS (4.8%)
Iron Mountain, Inc.	11,000	591,030
Prologis, Inc.	6,200	993,798
Simon Property Group, Inc.	5,200	613,600
Weyerhaeuser Co.	17,400	717,228
		2,915,656
FOOD & STAPLES RETAILING (2.5%)
Kroger Co. (The)	13,600	733,856
Walgreens Boots Alliance, Inc.	16,800	712,320
Walmart, Inc.	400	61,196
		1,507,372
FOOD PRODUCTS (1.3%)
General Mills, Inc.	10,900	770,957
HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
Hologic, Inc.(a)	1,700	122,383
HEALTH CARE PROVIDERS & SERVICES (10.3%)
AmerisourceBergen Corp.	4,400	665,676
Anthem, Inc.	1,700	853,281
Cardinal Health, Inc.	10,400	603,720
Cigna Corp.	3,400	839,052
CVS Health Corp.	10,400	999,752

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD LARGE CAP VALUE FUND

	Shares	Value
Henry Schein, Inc.(a)	7,300	$ 592,030
Laboratory Corporation of America Holdings(a)	2,600	624,728
McKesson Corp.	1,300	402,493
Quest Diagnostics, Inc.	5,100	682,584
		6,263,316
HEALTH CARE TECHNOLOGY (1.2%)
Cerner Corp.	7,700	721,028
HOUSEHOLD DURABLES (0.3%)
Newell Brands, Inc.	7,300	168,995
HOUSEHOLD PRODUCTS (1.0%)
Procter & Gamble Co. (The)	3,600	577,980
INSURANCE (7.9%)
Aflac, Inc.	12,600	721,728
Chubb Ltd.	3,900	805,155
First American Financial Corp.	6,900	402,339
Hartford Financial Services Group, Inc. (The)	8,200	573,426
MetLife, Inc.	11,700	768,456
Prudential Financial, Inc.	6,800	737,868
Travelers Cos., Inc. (The)	4,400	752,664
		4,761,636
IT SERVICES (4.4%)
Cognizant Technology Solutions Corp., Class A	7,000	566,300
Genpact Ltd.	15,900	640,293
International Business Machines Corp.	7,300	965,133
Western Union Co. (The)	31,000	519,560
		2,691,286
MEDIA (1.0%)
Interpublic Group of Cos., Inc. (The)	17,800	580,636
MULTILINE RETAIL (1.0%)
Kohl's Corp.	10,400	601,952
OIL, GAS & CONSUMABLE FUELS (5.7%)
Chevron Corp.	2,300	360,341
ConocoPhillips	10,200	974,304
Exxon Mobil Corp.	6,000	511,500
Kinder Morgan, Inc.	100	1,815
Marathon Petroleum Corp.	9,400	820,244
Phillips 66	9,200	798,192
		3,466,396
	Shares	Value
PHARMACEUTICALS (1.4%)
Organon & Co.	5,800	$ 187,514
Zoetis, Inc.	3,600	638,100
		825,614
PROFESSIONAL SERVICES (0.9%)
Robert Half International, Inc.	5,700	560,367
REAL ESTATE MANAGEMENT & DEVELOPMENT (2.1%)
CBRE Group, Inc., Class A(a)	8,200	680,928
Jones Lang LaSalle, Inc.(a)	2,700	590,571
		1,271,499
ROAD & RAIL (1.4%)
CSX Corp.	25,400	872,236
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.3%)
Intel Corp.	26,300	1,146,417
Micron Technology, Inc.	12,300	838,737
		1,985,154
SOFTWARE (3.8%)
NortonLifeLock, Inc.	22,000	550,880
Synopsys, Inc.(a)	2,100	602,259
Teradata Corp.(a)	11,900	492,065
VMware, Inc., Class A	6,300	680,652
		2,325,856
SPECIALTY RETAIL (2.8%)
AutoZone, Inc.(a)	300	586,641
Dick's Sporting Goods, Inc.	4,800	462,816
O'Reilly Automotive, Inc.(a)	1,100	667,205
		1,716,662
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (3.2%)
Dell Technologies, Inc., Class C	13,000	611,130
Hewlett Packard Enterprise Co.	42,000	647,220
HP, Inc.	19,100	699,633
		1,957,983
TEXTILES, APPAREL & LUXURY GOODS (3.3%)
Carter's, Inc.	7,100	598,104
Hanesbrands, Inc.	31,000	411,060
Ralph Lauren Corp.	5,800	605,172
Tapestry, Inc.	11,800	388,456
		2,002,792

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD LARGE CAP VALUE FUND

	Shares	Value
THRIFTS & MORTGAGE FINANCE (0.7%)
MGIC Investment Corp.	33,600	$ 438,816
TOTAL COMMON STOCKS (COST $64,761,712)		60,564,086
MONEY MARKET FUND (0.4%)
Northern Institutional Treasury Portfolio (Premier Class), 0.18%(c)	250,469	250,469
TOTAL MONEY MARKET FUND (COST $250,469)		250,469
TOTAL INVESTMENTS (COST $65,012,181) 100.3%		60,814,555
	Shares	Value
LIABILITIES IN EXCESS OF OTHER ASSETS (0.3)%		$ (172,103)
NET ASSETS 100.0%		$ 60,642,452

(a)	Represents non-income producing security.
(b)	Amount rounds to less than 1 share.
(c)	7-day current yield as of April 30, 2022 is disclosed.

PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD SELECT BOND FUND

The table below sets forth the diversification of the Steward Select Bond Fund investments by Industry.

Industry Diversification	Percent*
U.S. Government Agencies	19.7%
Semiconductors & Semiconductor Equipment	5.3
Software	5.2
U.S. Government Agency Mortgage-Backed Obligations	5.2
IT Services	4.5
Food & Staples Retailing	3.9
Money Market Fund	3.6
Municipal Bonds	3.4
Aerospace & Defense	3.2
Hotels, Restaurants & Leisure	3.2
U.S. Treasury Obligations	3.0
Textiles, Apparel & Luxury Goods	2.9
Health Care Providers & Services	2.7
Specialty Retail	2.6
Oil, Gas & Consumable Fuels	2.6
Air Freight & Logistics	2.6
Capital Markets	2.3
Internet & Direct Marketing Retail	2.0
Media	2.0
Industry Diversification	Percent*
Technology Hardware, Storage & Peripherals	1.7%
Banks	1.6
Household Products	1.3
Health Care Equipment & Supplies	1.3
Multiline Retail	1.3
Communications Equipment	1.3
Consumer Finance	1.3
Commercial Services & Supplies	1.3
Food Products	1.3
Insurance	1.3
Machinery	1.3
Industrial Conglomerates	1.3
Entertainment	1.3
Chemicals	1.2
Biotechnology	1.0
Diversified Financial Services	0.8
Thrifts & Mortgage Finance	0.1
Total Investments	100.6%

*	Percentages indicated are based on net assets as of April 30, 2022.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD SELECT BOND FUND

	Principal Amount	Value
ASSET-BACKED SECURITIES (0.1%)
THRIFTS & MORTGAGE FINANCE (0.1%)
Opteum Mortgage Acceptance Corp., Class 2AD2, 5.85%, 12/25/35(a)	$ 65,397	$ 65,297
TOTAL ASSET-BACKED SECURITIES (COST $65,724)		65,297
CORPORATE BONDS (65.6%)
AEROSPACE & DEFENSE (3.2%)
General Dynamics Corp., 3.75%, 5/15/28, (Callable 2/15/28 @ 100)	2,000,000	1,992,131
Lockheed Martin Corp., 3.55%, 1/15/26	1,000,000	1,007,531
Raytheon Technologies Corp., 3.75%, 11/1/46	2,000,000	1,768,829
		4,768,491
AIR FREIGHT & LOGISTICS (2.6%)
United Parcel Service, Inc., 3.05%, 11/15/27, (Callable 8/15/27 @ 100)	1,000,000	971,658
United Parcel Service, Inc., 3.75%, 11/15/47, (Callable 5/15/47 @ 100)	1,000,000	914,550
United Parcel Service, Inc., 3.90%, 4/1/25, (Callable 3/1/25 @ 100)	2,000,000	2,023,954
		3,910,162
BANKS (1.6%)
U.S. Bank NA/Cincinnati OH, 2.80%, 1/27/25, (Callable 12/27/24 @ 100)	2,500,000	2,470,843
BIOTECHNOLOGY (1.0%)
AbbVie, Inc., 4.50%, 5/14/35, (Callable 11/14/34 @ 100)	1,500,000	1,481,949
CAPITAL MARKETS (2.3%)
Charles Schwab Corp. (The), 2.00%, 3/20/28, (Callable 1/20/28 @ 100)	2,000,000	1,804,980
Goldman Sachs Group, Inc. (The), 5.95%, 1/15/27	1,500,000	1,592,740
		3,397,720
CHEMICALS (1.2%)
Sherwin-Williams Co. (The), 2.95%, 8/15/29, (Callable 5/15/29 @ 100)	1,000,000	919,090
Sherwin-Williams Co. (The), 3.80%, 8/15/49, (Callable 2/15/49 @ 100)	1,000,000	855,432
		1,774,522
COMMERCIAL SERVICES & SUPPLIES (1.3%)
Waste Management, Inc., 3.15%, 11/15/27, (Callable 8/15/27 @ 100)	2,000,000	1,940,809
	Principal Amount	Value
COMMUNICATIONS EQUIPMENT (1.3%)
Cisco Systems, Inc., 2.50%, 9/20/26, (Callable 6/20/26 @ 100)	$ 2,000,000	$ 1,934,991
CONSUMER FINANCE (1.3%)
American Express Co., 3.40%, 2/22/24, (Callable 1/22/24 @ 100)	1,000,000	1,002,584
American Express Credit Corp., 3.30%, 5/3/27, (Callable 4/3/27 @ 100)	1,000,000	976,477
		1,979,061
DIVERSIFIED FINANCIAL SERVICES (0.8%)
Citigroup, Inc., 6.63%, 6/15/32	1,000,000	1,123,061
ENTERTAINMENT (1.3%)
Walt Disney Co. (The), 3.80%, 3/22/30	2,000,000	1,961,881
FOOD & STAPLES RETAILING (3.9%)
Sysco Corp., 3.25%, 7/15/27, (Callable 4/15/27 @ 100)	2,000,000	1,923,246
Walgreens Boots Alliance, Inc., 4.50%, 11/18/34, (Callable 5/18/34 @ 100)	2,000,000	1,918,866
Walmart, Inc., 3.25%, 7/8/29, (Callable 4/8/29 @ 100)	2,000,000	1,955,869
		5,797,981
FOOD PRODUCTS (1.3%)
General Mills, Inc., 4.20%, 4/17/28, (Callable 1/17/28 @ 100)	2,000,000	2,014,790
HEALTH CARE EQUIPMENT & SUPPLIES (1.3%)
Abbott Laboratories, 2.95%, 3/15/25, (Callable 12/15/24 @ 100)	2,000,000	1,989,312
HEALTH CARE PROVIDERS & SERVICES (2.7%)
CVS Health Corp., 1.75%, 8/21/30, (Callable 5/21/30 @ 100)	1,320,000	1,074,650
CVS Health Corp., 4.00%, 12/5/23, (Callable 9/5/23 @ 100)	2,000,000	2,028,060
Evernorth Health, Inc., 4.50%, 2/25/26, (Callable 11/27/25 @ 100)	1,000,000	1,017,640
		4,120,350
HOTELS, RESTAURANTS & LEISURE (3.2%)
McDonald's Corp., 3.60%, 7/1/30, (Callable 4/1/30 @ 100)	1,000,000	959,765
McDonald's Corp., 3.63%, 9/1/49	2,500,000	2,090,500
Starbucks Corp., 3.75%, 12/1/47, (Callable 6/1/47 @ 100)	2,000,000	1,689,447
		4,739,712

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD SELECT BOND FUND

	Principal Amount	Value
HOUSEHOLD PRODUCTS (1.3%)
Procter & Gamble Co. (The), 3.00%, 3/25/30	$ 1,000,000	$ 949,297
Procter & Gamble Co. (The), 3.10%, 8/15/23	1,000,000	1,008,776
		1,958,073
INDUSTRIAL CONGLOMERATES (1.3%)
3M Co., 2.88%, 10/15/27, (Callable 7/15/27 @ 100)	2,000,000	1,932,070
INSURANCE (1.3%)
Prudential Financial, Inc., 5.88% (US0003M + 418 bp), 9/15/42, (Callable 9/15/22 @ 100)(a)	2,000,000	1,995,000
INTERNET & DIRECT MARKETING RETAIL (2.0%)
Amazon.com, Inc., 3.80%, 12/5/24, (Callable 9/5/24 @ 100)	3,000,000	3,049,294
IT SERVICES (4.5%)
Fiserv, Inc., 4.20%, 10/1/28, (Callable 7/1/28 @ 100)	1,000,000	984,620
Mastercard, Inc., 3.38%, 4/1/24	2,000,000	2,017,237
PayPal Holdings, Inc., 2.85%, 10/1/29, (Callable 7/1/29 @ 100)	2,000,000	1,831,210
Visa, Inc., 4.30%, 12/14/45, (Callable 6/14/45 @ 100)	2,000,000	2,008,096
		6,841,163
MACHINERY (1.3%)
John Deere Capital Corp., 3.45%, 3/13/25	2,000,000	2,012,248
MEDIA (2.0%)
Comcast Corp., 3.70%, 4/15/24, (Callable 3/15/24 @ 100)	3,000,000	3,030,345
MULTILINE RETAIL (1.3%)
Target Corp., 3.50%, 7/1/24	2,000,000	2,021,433
OIL, GAS & CONSUMABLE FUELS (2.6%)
ConocoPhillips Co., 4.95%, 3/15/26, (Callable 12/15/25 @ 100)	1,000,000	1,051,634
Valero Energy Corp., 4.00%, 4/1/29, (Callable 1/1/29 @ 100)	3,000,000	2,913,233
		3,964,867
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.3%)
Intel Corp., 4.00%, 12/15/32	2,000,000	1,977,583
NVIDIA Corp., 2.85%, 4/1/30, (Callable 1/1/30 @ 100)	2,000,000	1,862,200
Qualcomm, Inc., 4.65%, 5/20/35, (Callable 11/20/34 @ 100)	4,000,000	4,158,318
		7,998,101
SOFTWARE (5.2%)
Adobe, Inc., 3.25%, 2/1/25, (Callable 11/1/24 @ 100)	3,000,000	3,010,306
	Principal Amount	Value
Microsoft Corp., 3.45%, 8/8/36, (Callable 2/8/36 @ 100)	$ 2,000,000	$ 1,909,185
Oracle Corp., 3.25%, 11/15/27, (Callable 8/15/27 @ 100)	2,000,000	1,860,526
Salesforce, Inc., 3.70%, 4/11/28, (Callable 1/11/28 @ 100)	1,000,000	996,961
		7,776,978
SPECIALTY RETAIL (2.6%)
Home Depot, Inc. (The), 3.75%, 2/15/24, (Callable 11/15/23 @ 100)	2,000,000	2,028,564
Lowe's Cos., Inc., 3.65%, 4/5/29, (Callable 1/5/29 @ 100)	2,000,000	1,930,380
		3,958,944
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (1.7%)
Apple, Inc., 1.65%, 5/11/30, (Callable 2/11/30 @ 100)	2,000,000	1,720,230
Apple, Inc., 3.45%, 2/9/45	1,000,000	892,885
		2,613,115
TEXTILES, APPAREL & LUXURY GOODS (2.9%)
NIKE, Inc., 2.85%, 3/27/30, (Callable 12/27/29 @ 100)	3,000,000	2,792,714
Ralph Lauren Corp., 2.95%, 6/15/30, (Callable 3/15/30 @ 100)	1,000,000	910,940
Tapestry, Inc., 4.13%, 7/15/27, (Callable 4/15/27 @ 100)	689,000	674,479
		4,378,133
TOTAL CORPORATE BONDS (COST $108,041,937)		98,935,399
MUNICIPAL BONDS (3.4%)
California State University Taxable Revenue Refunding Bonds, Series B, 1.79%, 11/1/30	500,000	423,318
Connecticut State Taxable G.O. Unlimited Bonds, Series A, 1.50%, 6/1/27	200,000	180,237
Frisco Taxable Certificates G.O. Limited Bonds, Series B, 1.75%, 2/15/30	995,000	897,522
Houston Utility System First Lien Taxable Revenue Refunding Bonds, Series B, 1.93%, 11/15/31	1,240,000	1,047,349
Leander Independent School District Taxable G.O. Unlimited Refunding Bonds, Series B (PSF, Gtd.), 1.99%, 8/15/33	895,000	752,976
Louisiana State Highway Improvement Taxable Revenue Refunding Bonds, Series A, 1.59%, 6/15/30	100,000	84,057
Metropolitan Government Nashville & Davidson County Water & Sewer Taxable Revenue Refunding Bonds, Series B, Green Bond, 2.13%, 7/1/32, (Callable 7/1/31 @ 100)	1,215,000	1,068,052
North Texas Tollway Authority Taxable Revenue Refunding Bonds, Series 2021A, 2.08%, 1/1/31	100,000	87,392

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD SELECT BOND FUND

	Principal Amount	Value
Northwest Independent School District Taxable G.O. Unlimited Refunding Bonds, Series A (PSF, Gtd.), 1.97%, 2/15/34, (Callable 2/15/30 @ 100)	$ 600,000	$ 488,349
Uptown Development Authority Contract Tax Allocation Increment Revenue Bonds, Series B (AGM Insured), 2.58%, 9/1/31	100,000	88,452
TOTAL MUNICIPAL BONDS (COST $6,007,985)		5,117,704
U.S. GOVERNMENT AGENCIES (19.7%)
Federal Farm Credit Bank, 3.00%, 11/25/30	1,000,000	987,192
Federal Home Loan Bank
0.63%, 7/29/26, (Callable 1/29/22 @ 100) (b)	1,000,000	940,012
0.65%, 9/30/26, (Callable 12/30/21 @ 100) (b)	2,000,000	1,859,498
0.70%, 3/30/26, (Callable 12/30/21 @ 100) (b)	1,000,000	940,645
0.70%, 4/13/26, (Callable 1/13/22 @ 100) (b)	1,000,000	939,847
0.75%, 8/25/28, (Callable 8/25/22 @ 100) (b)	1,350,000	1,237,565
0.75%, 9/30/27, (Callable 12/30/21 @ 100) (b)	800,000	733,776
0.80%, 3/8/27, (Callable 11/15/21 @ 100)	1,000,000	908,003
0.85%, 2/26/26, (Callable 11/26/21 @ 100)	1,000,000	929,906
0.88%, 3/23/26, (Callable 12/23/21 @ 100)	1,000,000	928,247
0.90%, 12/1/27, (Callable 11/15/21 @ 100)	2,000,000	1,796,172
1.00%, 4/29/31, (Callable 1/29/22 @ 100) (b)	730,769	670,638
1.00%, 7/29/26, (Callable 1/29/22 @ 100)	1,000,000	927,235
1.00%, 3/16/27, (Callable 3/16/22 @ 100)	2,000,000	1,824,551
1.07%, 1/25/30, (Callable 1/25/22 @ 100)	1,000,000	858,570
1.50%, 10/27/23(b)	1,000,000	998,549
1.75%, 3/10/27(b)	1,000,000	977,311
2.75%, 2/22/34	1,000,000	914,950
3.00%, 2/24/37	1,000,000	896,678
5/10/27 (c)	1,000,000	994,619
5/24/27 (b)(c)	1,000,000	998,186
		21,274,958
Federal Home Loan Mortgage Corp.
0.80%, 10/27/26, (Callable 1/27/22 @ 100)	1,000,000	904,713
1.05%, 7/21/28, (Callable 1/21/22 @ 100)	1,000,000	891,117
2.00%, 12/24/24	1,000,000	978,242
		2,774,072
Federal National Mortgage Association
	Principal Amount	Value
0.40%, 10/29/24, (Callable 4/29/22 @ 100)	$ 1,000,000	$ 940,555
0.55%, 8/19/25, (Callable 8/19/22 @ 100)	1,000,000	925,998
0.56%, 10/28/25, (Callable 10/28/22 @ 100)	1,000,000	921,715
0.58%, 8/25/25, (Callable 2/25/22 @ 100)	1,000,000	926,242
0.60%, 8/28/25, (Callable 2/28/22 @ 100)	1,000,000	926,900
		4,641,410
TOTAL U.S. GOVERNMENT AGENCIES (COST $31,863,733)		29,677,632
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (5.2%)
Federal Home Loan Mortgage Corp.
2.04% (US0012M + 179 bp), 10/1/37(a)	8,138	8,105
2.38% (H15T1Y + 225 bp), 5/1/36(a)	17,331	17,379
3.00%, 7/15/41	1,156,728	1,145,436
3.50%, 2/1/34	216,229	217,733
3.50%, 10/1/49	294,195	286,537
3.50%, 12/15/48	470,207	464,511
4.00%, 12/15/25	2,500,000	2,535,797
5.00%, 11/1/37	5,304	5,522
6.00%, 3/1/38	17,632	19,505
		4,700,525
Federal National Mortgage Association
1.09% (US0001M + 42 bp), 11/25/36(a)	26,806	26,839
1.50%, 11/25/44	1,704,437	1,561,809
2.20% (US0012M + 182 bp), 5/1/36(a)	46,954	48,972
2.29% (US0012M + 204 bp), 10/1/36(a)	15,643	15,592
3.50%, 2/1/43	157,280	155,493
3.50%, 4/1/48	459,472	453,406
4.00%, 9/1/33	141,937	144,696
4.00%, 10/1/46	316,948	319,834
6.00%, 6/1/36	175,800	183,502
6.00%, 9/1/36	34,696	35,904
6.00%, 5/1/37	24,049	25,394
		2,971,441
Government National Mortgage Association
2.00% (H15T1Y + 150 bp), 1/20/39(a)	9,037	9,016
4.50%, 6/15/40	71,671	75,483
4.50%, 8/20/38	32,294	32,520
5.00%, 5/20/40	33,300	34,642
5.50%, 12/20/38	4,292	4,501

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD SELECT BOND FUND

	Principal Amount	Value
6.00%, 10/15/37	$ 19,791	$ 21,962
6.00%, 6/15/37	21,032	23,072
6.50%, 10/20/38	1,727	1,782
		202,978
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (COST $8,158,609)		7,874,944
U.S. TREASURY OBLIGATIONS (3.0%)
U.S. Treasury Bond, 1.13%, 5/15/40	2,000,000	1,441,016
U.S. Treasury Inflationary Index Note, 0.38%, 1/15/27	1,174,520	1,221,561
U.S. Treasury Notes
1.63%, 11/30/26	1,000,000	943,203
1.75%, 11/15/29	1,000,000	921,875
		1,865,078
TOTAL U.S. TREASURY OBLIGATIONS (COST $5,149,715)		4,527,655

	Shares	Value
MONEY MARKET FUND (3.6%)
Northern Institutional Treasury Portfolio (Premier Class), 0.18%(d)	5,408,091	$ 5,408,091
TOTAL MONEY MARKET FUND (COST $5,408,091)		5,408,091
TOTAL INVESTMENTS (COST $164,695,794) 100.6%		151,606,722
	Shares	Value
LIABILITIES IN EXCESS OF OTHER ASSETS (0.6)%		$ (888,210)
NET ASSETS 100.0%		$ 150,718,512

(a)	Variable rate security. The interest rate shown represents the rate in effect at April 30, 2022. For securities based on published reference rate and spread, the reference rate and spread are indicated in the description. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	Step Bond. Coupon rate is set for an initial period and then adjusted at a specified date. The rate shown represents the rate as of April 30, 2022.
(c)	When-Issued Security. Coupon rate is not in effect at April 30, 2022.
(d)	7-day current yield as of April 30, 2022 is disclosed.

AGM — Assured Guarantee Municipal Corporation
bp — Basis Points
G.O. — General Obligation
Gtd. — Guaranteed
H15T1Y — 1 Year Treasury Constant Maturity Rate
PSF — Permanent School Fund
US0001M — 1 Month US Dollar LIBOR
US0003M — 3 Month US Dollar LIBOR
US0012M — 12 Month US Dollar LIBOR

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD SMALL CAP GROWTH FUND

The table below sets forth the diversification of the Steward Small Cap Growth Fund investments by Industry.

Industry Diversification	Percent*
Software	17.7%
Health Care Providers & Services	5.5
Diversified Consumer Services	5.2
Semiconductors & Semiconductor Equipment	4.7
Health Care Equipment & Supplies	4.6
Food Products	4.3
Equity Real Estate Investment Trusts	4.0
Biotechnology	3.7
Pharmaceuticals	3.4
Hotels, Restaurants & Leisure	3.3
Health Care Technology	3.3
Machinery	3.1
Life Sciences Tools & Services	2.8
Independent Power and Renewable Electricity Producers	2.8
Electrical Equipment	2.4
Media	2.3
Chemicals	2.1
Capital Markets	2.0
Trading Companies & Distributors	1.9
Building Products	1.7
Industry Diversification	Percent*
Road & Rail	1.7%
Entertainment	1.6
Money Market Fund	1.6
Insurance	1.5
Commercial Services & Supplies	1.5
Real Estate Management & Development	1.4
Specialty Retail	1.3
IT Services	1.2
Diversified Telecommunication Services	1.1
Textiles, Apparel & Luxury Goods	1.0
Professional Services	1.0
Banks	1.0
Metals & Mining	0.8
Oil, Gas & Consumable Fuels	0.7
Auto Components	0.7
Household Durables	0.7
Electronic Equipment, Instruments & Components	0.5
Total Investments	100.1%

*	Percentages indicated are based on net assets as of April 30, 2022.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD SMALL CAP GROWTH FUND

	Shares	Value
COMMON STOCKS (98.5%)
AUTO COMPONENTS (0.7%)
Visteon Corp.(a)	2,000	$ 209,420
BANKS (1.0%)
Silvergate Capital Corp., Class A(a)	2,590	302,926
BIOTECHNOLOGY (3.7%)
Arrowhead Pharmaceuticals, Inc.(a)	2,300	94,553
Bioxcel Therapeutics, Inc.(a)	12,000	157,320
Halozyme Therapeutics, Inc.(a)	13,250	528,675
Intellia Therapeutics, Inc.(a)	2,630	128,949
Natera, Inc.(a)	5,260	184,731
Twist Bioscience Corp.(a)	2,340	67,486
		1,161,714
BUILDING PRODUCTS (1.7%)
Simpson Manufacturing Co., Inc.	5,080	526,644
CAPITAL MARKETS (2.0%)
Cboe Global Markets, Inc.	4,590	518,578
Open Lending Corp., Class A(a)	7,670	104,619
		623,197
CHEMICALS (2.1%)
Aspen Aerogels, Inc.(a)	6,950	150,120
Sensient Technologies Corp.	6,150	520,290
		670,410
COMMERCIAL SERVICES & SUPPLIES (1.5%)
Casella Waste Systems, Inc., Class A(a)	5,640	463,834
DIVERSIFIED CONSUMER SERVICES (5.2%)
Bright Horizons Family Solutions, Inc.(a)	2,210	252,471
Carriage Services, Inc.	9,600	411,744
Chegg, Inc.(a)	15,690	388,171
Frontdoor, Inc.(a)	7,430	229,661
Grand Canyon Education, Inc.(a)	3,690	354,129
		1,636,176
DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
Iridium Communications, Inc.(a)	10,000	357,100
ELECTRICAL EQUIPMENT (2.4%)
Bloom Energy Corp., Class A(a)	11,340	210,470
	Shares	Value
Plug Power, Inc.(a)	13,860	$ 291,337
Vertiv Holdings Co.	20,260	253,858
		755,665
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.5%)
908 Devices, Inc.(a)	8,690	154,247
ENTERTAINMENT (1.6%)
World Wrestling Entertainment, Inc., Class A	8,470	494,563
EQUITY REAL ESTATE INVESTMENT TRUSTS (4.0%)
DigitalBridge Group, Inc.(a)	81,560	567,658
National Storage Affiliates Trust	11,920	674,672
		1,242,330
FOOD PRODUCTS (4.3%)
Calavo Growers, Inc.	10,620	384,869
Lamb Weston Holdings, Inc.	7,180	474,598
Lancaster Colony Corp.	3,200	496,576
		1,356,043
HEALTH CARE EQUIPMENT & SUPPLIES (4.6%)
Inmode Ltd.(a)	7,400	185,814
Omnicell, Inc.(a)	3,650	398,471
Outset Medical, Inc.(a)	10,430	363,798
Shockwave Medical, Inc.(a)	3,170	479,082
		1,427,165
HEALTH CARE PROVIDERS & SERVICES (5.5%)
HealthEquity, Inc.(a)	10,290	641,273
Joint Corp. (The)(a)	6,830	208,452
LHC Group, Inc.(a)	2,000	331,700
R1 RCM, Inc.(a)	24,020	540,930
		1,722,355
HEALTH CARE TECHNOLOGY (3.3%)
Doximity, Inc., Class A(a)	3,600	143,532
Health Catalyst, Inc.(a)	14,630	243,443
Inspire Medical Systems, Inc.(a)	2,120	436,211
NextGen Healthcare, Inc.(a)	12,000	226,200
		1,049,386
HOTELS, RESTAURANTS & LEISURE (3.3%)
Choice Hotels International, Inc.	3,310	464,923

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD SMALL CAP GROWTH FUND

	Shares	Value
First Watch Restaurant Group, Inc.(a)	17,550	$ 228,150
Papa John's International, Inc.	3,850	350,542
		1,043,615
HOUSEHOLD DURABLES (0.7%)
Lovesac (The), Co.(a)	4,760	208,678
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS (2.8%)
Clearway Energy, Inc., Class C	15,620	476,879
Vistra Corp.	16,000	400,320
		877,199
INSURANCE (1.5%)
Goosehead Insurance, Inc., Class A	3,340	192,017
Trupanion, Inc.(a)	4,450	283,109
		475,126
IT SERVICES (1.2%)
BigCommerce Holdings, Inc. - Series 1(a)	7,540	134,740
DigitalOcean Holdings, Inc.(a)	6,400	252,352
		387,092
LIFE SCIENCES TOOLS & SERVICES (2.8%)
Medpace Holdings, Inc.(a)	3,140	419,410
NeoGenomics, Inc.(a)	9,610	90,814
Sotera Health Co.(a)	17,550	357,669
		867,893
MACHINERY (3.1%)
Donaldson Co., Inc.	6,470	317,289
ESCO Technologies, Inc.	4,980	311,001
John Bean Technologies Corp.	3,000	353,670
		981,960
MEDIA (2.3%)
TechTarget, Inc.(a)	5,660	380,975
WideOpenWest, Inc.(a)	16,390	328,619
		709,594
METALS & MINING (0.8%)
MP Materials Corp.(a)	6,500	247,260
OIL, GAS & CONSUMABLE FUELS (0.7%)
Renewable Energy Group, Inc.(a)	3,600	219,816
PHARMACEUTICALS (3.4%)
Amphastar Pharmaceuticals, Inc.(a)	7,500	266,025
	Shares	Value
Intra-Cellular Therapies, Inc.(a)	5,600	$ 283,416
Pacira BioSciences, Inc.(a)	6,250	466,062
Reata Pharmaceuticals, Inc., Class A(a)	2,500	63,450
		1,078,953
PROFESSIONAL SERVICES (1.0%)
Upwork, Inc.(a)	14,710	308,469
REAL ESTATE MANAGEMENT & DEVELOPMENT (1.4%)
Tricon Residential, Inc.	29,790	431,657
ROAD & RAIL (1.7%)
Landstar System, Inc.	3,404	527,280
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.7%)
Lattice Semiconductor Corp.(a)	6,900	331,476
Navitas Semiconductor Corp.(a)	35,000	240,100
Power Integrations, Inc.	1,800	144,000
Silicon Laboratories, Inc.(a)	3,500	472,185
Synaptics, Inc.(a)	1,830	271,645
		1,459,406
SOFTWARE (17.7%)
Appian Corp.(a)	8,840	422,552
Blackline, Inc.(a)	4,990	334,580
Box, Inc., Class A(a)	21,500	658,330
Five9, Inc.(a)	4,640	510,864
KnowBe4, Inc., Class A(a)	18,460	439,348
Manhattan Associates, Inc.(a)	2,690	351,180
Q2 Holdings, Inc.(a)	6,400	331,072
Qualys, Inc.(a)	5,030	685,488
Rapid7, Inc.(a)	5,250	501,480
Sprout Social, Inc., Class A(a)	4,580	280,662
Varonis Systems, Inc.(a)	13,350	576,720
Workiva, Inc.(a)	4,640	447,806
		5,540,082
SPECIALTY RETAIL (1.3%)
Academy Sports & Outdoors, Inc.	11,230	419,553
TEXTILES, APPAREL & LUXURY GOODS (1.0%)
Under Armour, Inc., Class A(a)	19,670	302,131

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD SMALL CAP GROWTH FUND

	Shares	Value
TRADING COMPANIES & DISTRIBUTORS (1.9%)
Karat Packaging, Inc.(a)	16,756	$ 307,473
SiteOne Landscape Supply, Inc.(a)	2,080	293,342
		600,815
TOTAL COMMON STOCKS (COST $39,393,868)		30,839,754
MONEY MARKET FUND (1.6%)
Northern Institutional Treasury Portfolio (Premier Class), 0.18%(b)	515,801	515,801
TOTAL MONEY MARKET FUND (COST $515,801)		515,801
TOTAL INVESTMENTS (COST $39,909,669) 100.1%		31,355,555
LIABILITIES IN EXCESS OF OTHER ASSETS (0.1)%		(34,581)
NET ASSETS 100.0%		$ 31,320,974

(a)	Represents non-income producing security.
(b)	7-day current yield as of April 30, 2022 is disclosed.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

The table below sets forth the diversification of the Steward Values-Focused Large Cap Enhanced Index Fund investments by Industry.

Industry Diversification	Percent*
Software	9.2%
Technology Hardware, Storage & Peripherals	7.1
Semiconductors & Semiconductor Equipment	5.3
Interactive Media & Services	4.9
IT Services	4.5
Oil, Gas & Consumable Fuels	3.6
Banks	3.5
Equity Real Estate Investment Trusts	3.4
Health Care Equipment & Supplies	3.3
Capital Markets	3.0
Internet & Direct Marketing Retail	3.0
Health Care Providers & Services	2.5
Specialty Retail	2.4
Insurance	2.2
Automobiles	2.2
Electric Utilities	2.1
Life Sciences Tools & Services	2.0
Biotechnology	1.9
Chemicals	1.8
Household Products	1.8
Beverages	1.8
Food & Staples Retailing	1.7
Diversified Financial Services	1.6
Food Products	1.6
Hotels, Restaurants & Leisure	1.6
Machinery	1.5
Aerospace & Defense	1.5
Entertainment	1.3
Pharmaceuticals	1.3
Diversified Telecommunication Services	1.1
Multi-Utilities	1.1
Road & Rail	1.0
Electronic Equipment, Instruments & Components	1.0
Industry Diversification	Percent*
Communications Equipment	1.0%
Money Market Fund	1.0
Media	0.9
Air Freight & Logistics	0.8
Building Products	0.7
Multiline Retail	0.7
Textiles, Apparel & Luxury Goods	0.7
Consumer Finance	0.6
Industrial Conglomerates	0.6
Containers & Packaging	0.6
Electrical Equipment	0.5
Metals & Mining	0.5
Commercial Services & Supplies	0.5
Professional Services	0.4
Trading Companies & Distributors	0.3
Energy Equipment & Services	0.3
Airlines	0.3
Distributors	0.3
Auto Components	0.2
Real Estate Management & Development	0.2
Household Durables	0.2
Personal Products	0.2
Wireless Telecommunication Services	0.2
Gas Utilities	0.1
Health Care Technology	0.1
Water Utilities	0.1
Leisure Products	0.1
Construction Materials	0.1
Independent Power and Renewable Electricity Producers	0.0**
Construction & Engineering	0.0**
Total Investments	100.0%

*	Percentages indicated are based on net assets as of April 30, 2022.
**	Amount rounds to less than 0.1%.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value
COMMON STOCKS (99.0%)
AEROSPACE & DEFENSE (1.5%)
Boeing Co. (The)(a)	3,034	$ 451,581
General Dynamics Corp.	1,484	351,011
Howmet Aerospace, Inc.	2,863	97,686
Huntington Ingalls Industries, Inc.	92	19,572
L3Harris Technologies, Inc.	1,178	273,602
Lockheed Martin Corp.	1,559	673,675
Northrop Grumman Corp.	897	394,142
Raytheon Technologies Corp.	9,051	859,030
Textron, Inc.	1,100	76,175
TransDigm Group, Inc.(a)	208	123,720
		3,320,194
AIR FREIGHT & LOGISTICS (0.8%)
C.H. Robinson Worldwide, Inc.	2,770	294,036
Expeditors International of Washington, Inc.	3,360	332,875
FedEx Corp.	1,316	261,542
United Parcel Service, Inc., Class B	4,430	797,311
		1,685,764
AIRLINES (0.3%)
Alaska Air Group, Inc.(a)	480	26,107
American Airlines Group, Inc.(a)	5,650	106,051
Delta Air Lines, Inc.(a)	4,500	193,635
Southwest Airlines Co.(a)	4,040	188,749
United Airlines Holdings, Inc.(a)	1,020	51,510
		566,052
AUTO COMPONENTS (0.2%)
Aptiv PLC(a)	2,940	312,816
BorgWarner, Inc.	1,280	47,142
		359,958
AUTOMOBILES (2.2%)
Ford Motor Co.	26,960	381,754
General Motors Co.(a)	8,190	310,483
Tesla, Inc.(a)	4,820	4,197,063
		4,889,300
BANKS (3.5%)
Bank of America Corp.	45,059	1,607,705
Citigroup, Inc.	11,190	539,470
Citizens Financial Group, Inc.	2,290	90,226
Comerica, Inc.	420	34,398
Fifth Third Bancorp	5,090	191,028
First Republic Bank	760	113,407
Huntington Bancshares, Inc.	12,350	162,403
	Shares	Value
JPMorgan Chase & Co.	17,094	$ 2,040,340
KeyCorp	7,900	152,549
M&T Bank Corp.	750	124,980
PNC Financial Services Group, Inc. (The)	2,204	366,084
Regions Financial Corp.	7,892	163,522
Signature Bank	280	67,830
SVB Financial Group(a)	237	115,571
Truist Financial Corp.	8,047	389,072
U.S. Bancorp	8,680	421,501
Wells Fargo & Co.	23,148	1,009,947
Zions Bancorp	730	41,252
		7,631,285
BEVERAGES (1.8%)
Coca-Cola Co. (The)	28,460	1,838,801
Monster Beverage Corp.(a)	3,240	277,603
PepsiCo, Inc.	11,071	1,901,001
		4,017,405
BIOTECHNOLOGY (1.9%)
AbbVie, Inc.	11,740	1,724,371
Amgen, Inc.	4,228	985,927
Biogen, Inc.(a)	1,134	235,237
Gilead Sciences, Inc.	11,640	690,718
Incyte Corp.(a)	2,910	218,134
Moderna, Inc.(a)	2,190	294,358
		4,148,745
BUILDING PRODUCTS (0.7%)
A.O. Smith Corp.	1,000	58,430
Allegion PLC	403	46,039
Carrier Global Corp.	10,756	411,632
Fortune Brands Home & Security, Inc.	620	44,175
Johnson Controls International PLC	8,141	487,402
Masco Corp.	2,370	124,875
Trane Technologies PLC	2,900	405,681
		1,578,234
CAPITAL MARKETS (3.0%)
Ameriprise Financial, Inc.	606	160,887
Bank of New York Mellon Corp. (The)	5,421	228,007
BlackRock, Inc.	856	534,726
Cboe Global Markets, Inc.	860	97,163
Charles Schwab Corp. (The)	9,230	612,226
CME Group, Inc.	2,310	506,675
FactSet Research Systems, Inc.	310	125,082
Franklin Resources, Inc.	2,300	56,557
Goldman Sachs Group, Inc. (The)	1,822	556,603

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Intercontinental Exchange, Inc.	3,715	$ 430,234
Invesco Ltd.	2,500	45,950
MarketAxess Holdings, Inc.	250	65,903
Moody's Corp.	1,738	550,042
Morgan Stanley	8,536	687,916
MSCI, Inc.	472	198,830
Nasdaq, Inc.	890	140,059
Northern Trust Corp.	1,290	132,935
Raymond James Financial, Inc.	1,290	125,723
S&P Global, Inc.	2,152	810,228
State Street Corp.	2,217	148,473
T. Rowe Price Group, Inc.	2,520	310,061
		6,524,280
CHEMICALS (1.8%)
Air Products and Chemicals, Inc.	1,223	286,268
Albemarle Corp.	610	117,626
Celanese Corp.	590	86,695
CF Industries Holdings, Inc.	1,170	113,291
Corteva, Inc.	5,125	295,661
Dow, Inc.	4,892	325,318
DuPont de Nemours, Inc.	3,035	200,098
Eastman Chemical Co.	320	32,854
Ecolab, Inc.	1,416	239,785
FMC Corp.	500	66,270
International Flavors & Fragrances, Inc.	1,480	179,524
Linde PLC	3,713	1,158,307
LyondellBasell Industries N.V., Class A	1,530	162,226
Mosaic Co. (The)	2,380	148,560
PPG Industries, Inc.	1,408	180,210
Sherwin-Williams Co. (The)	1,473	405,016
		3,997,709
COMMERCIAL SERVICES & SUPPLIES (0.5%)
Cintas Corp.	504	200,219
Copart, Inc.(a)	1,330	151,155
Republic Services, Inc.	1,716	230,407
Rollins, Inc.	2,895	97,098
Waste Management, Inc.	2,860	470,299
		1,149,178
COMMUNICATIONS EQUIPMENT (1.0%)
Arista Networks, Inc.(a)	1,454	168,039
Cisco Systems, Inc.	31,940	1,564,421
F5, Inc.(a)	270	45,201
Juniper Networks, Inc.	2,860	90,147
Motorola Solutions, Inc.	1,951	416,909
		2,284,717
	Shares	Value
CONSTRUCTION & ENGINEERING (0.0%)
Quanta Services, Inc.	340	$ 39,433
CONSTRUCTION MATERIALS (0.1%)
Martin Marietta Materials, Inc.	256	90,680
Vulcan Materials Co.	783	134,903
		225,583
CONSUMER FINANCE (0.6%)
American Express Co.	3,710	648,174
Capital One Financial Corp.	2,268	282,638
Discover Financial Services	1,740	195,681
Synchrony Financial	4,120	151,657
		1,278,150
CONTAINERS & PACKAGING (0.6%)
Amcor PLC	31,380	372,167
Avery Dennison Corp.	540	97,524
Ball Corp.	5,080	412,293
International Paper Co.	3,890	180,029
Packaging Corp. of America	890	143,441
Sealed Air Corp.	1,390	89,252
Westrock Co.	2,099	103,963
		1,398,669
DISTRIBUTORS (0.3%)
Genuine Parts Co.	850	110,543
LKQ Corp.	6,480	321,602
Pool Corp.	710	287,706
		719,851
DIVERSIFIED FINANCIAL SERVICES (1.6%)
Berkshire Hathaway, Inc., Class B(a)	10,787	3,482,367
DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
AT&T, Inc.	50,620	954,693
Lumen Technologies, Inc.	8,539	85,903
Verizon Communications, Inc.	28,210	1,306,123
		2,346,719
ELECTRIC UTILITIES (2.1%)
Alliant Energy Corp.	2,090	122,913
American Electric Power Co., Inc.	3,530	349,858
Constellation Energy Corp.	2,519	149,150
Duke Energy Corp.	5,124	564,460
Edison International	2,390	164,408
Entergy Corp.	960	114,096
Evergy, Inc.	1,840	124,844
Eversource Energy	3,070	268,318

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Exelon Corp.	7,559	$ 353,610
FirstEnergy Corp.	4,259	184,457
NextEra Energy, Inc.	12,186	865,450
NRG Energy, Inc.	2,260	81,134
Pinnacle West Capital Corp.	510	36,312
PPL Corp.	7,780	220,252
Southern Co. (The)	8,430	618,678
Xcel Energy, Inc.	4,420	323,809
		4,541,749
ELECTRICAL EQUIPMENT (0.5%)
AMETEK, Inc.	1,590	200,753
Eaton Corp. PLC	2,500	362,550
Emerson Electric Co.	3,930	354,407
Generac Holdings, Inc.(a)	350	76,783
Rockwell Automation, Inc.	686	173,332
		1,167,825
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (1.0%)
Amphenol Corp., Class A	4,350	311,025
CDW Corp.	1,790	292,092
Corning, Inc.	5,970	210,084
IPG Photonics Corp.(a)	100	9,448
Keysight Technologies, Inc.(a)	2,550	357,689
TE Connectivity Ltd.	1,950	243,321
Teledyne Technologies, Inc.(a)	151	65,164
Trimble, Inc.(a)	4,690	312,823
Zebra Technologies Corp., Class A(a)	780	288,335
		2,089,981
ENERGY EQUIPMENT & SERVICES (0.3%)
Baker Hughes Co.	6,429	199,428
Halliburton Co.	4,920	175,250
Schlumberger N.V.	9,074	353,977
		728,655
ENTERTAINMENT (1.3%)
Activision Blizzard, Inc.	4,970	375,732
Electronic Arts, Inc.	3,770	445,049
Live Nation, Inc.(a)	740	77,611
Netflix, Inc.(a)	2,530	481,611
Walt Disney Co. (The)(a)	10,640	1,187,743
Warner Bros Discovery, Inc.(a)	15,947	289,435
		2,857,181
EQUITY REAL ESTATE INVESTMENT TRUSTS (3.4%)
Alexandria Real Estate Equities, Inc.	820	149,371
	Shares	Value
American Tower Corp.	3,569	$ 860,200
AvalonBay Communities, Inc.	699	159,009
Boston Properties, Inc.	470	55,272
Crown Castle International Corp.	3,840	711,206
Digital Realty Trust, Inc.	1,690	246,943
Duke Realty Corp.	3,580	196,005
Equinix, Inc.	843	606,184
Equity Residential	3,540	288,510
Essex Property Trust, Inc.	307	101,086
Extra Space Storage, Inc.	820	155,800
Federal Realty Investment Trust	160	18,730
Host Hotels & Resorts, Inc.	6,193	126,028
Iron Mountain, Inc.	2,059	110,630
Kimco Realty Corp.	5,150	130,449
Mid-America Apartment Communities, Inc.	670	131,776
Prologis, Inc.	6,082	974,884
Public Storage	986	366,299
Realty Income Corp.	3,880	269,117
Regency Centers Corp.	2,400	165,192
SBA Communications Corp.	601	208,613
Simon Property Group, Inc.	1,760	207,680
UDR, Inc.	2,330	123,979
Vornado Realty Trust	825	31,936
Welltower, Inc.	5,140	466,763
Weyerhaeuser Co.	11,729	483,469
		7,345,131
FOOD & STAPLES RETAILING (1.7%)
Costco Wholesale Corp.	2,776	1,476,055
Kroger Co. (The)	4,910	264,944
Sysco Corp.	3,220	275,245
Walgreens Boots Alliance, Inc.	4,870	206,488
Walmart, Inc.	9,420	1,441,166
		3,663,898
FOOD PRODUCTS (1.6%)
Archer-Daniels-Midland Co.	4,000	358,240
Campbell Soup Co.	2,700	127,494
Conagra Brands, Inc.	4,970	173,602
General Mills, Inc.	6,660	471,062
Hershey Co. (The)	1,340	302,532
Hormel Foods Corp.	4,450	233,135
J.M. Smucker Co. (The)	870	119,129
Kellogg Co.	3,850	263,725
Kraft Heinz Co. (The)	6,176	263,283
Lamb Weston Holdings, Inc.	1,000	66,100

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value
McCormick & Co., Inc.	2,270	$ 228,294
Mondelez International, Inc., Class A	11,090	715,083
Tyson Foods, Inc., Class A	2,210	205,884
		3,527,563
GAS UTILITIES (0.1%)
Atmos Energy Corp.	1,280	145,152
HEALTH CARE EQUIPMENT & SUPPLIES (3.3%)
Abbott Laboratories	12,022	1,364,497
ABIOMED, Inc.(a)	333	95,431
Align Technology, Inc.(a)	457	132,489
Baxter International, Inc.	4,920	349,615
Becton Dickinson and Co.	2,166	535,414
Boston Scientific Corp.(a)	12,567	529,196
Cooper Cos., Inc. (The)	390	140,806
DENTSPLY SIRONA, Inc.	2,410	96,376
DexCom, Inc.(a)	600	245,148
Edwards Lifesciences Corp.(a)	4,631	489,867
Embecta Corp.(a)	441	13,420
Hologic, Inc.(a)	2,270	163,417
IDEXX Laboratories, Inc.(a)	590	253,983
Intuitive Surgical, Inc.(a)	2,317	554,458
Medtronic PLC	9,023	941,640
ResMed, Inc.	1,090	217,967
STERIS PLC	890	199,405
Stryker Corp.	2,484	599,290
Teleflex, Inc.	357	101,966
Zimmer Holdings, Inc.	1,620	195,615
		7,220,000
HEALTH CARE PROVIDERS & SERVICES (2.5%)
AmerisourceBergen Corp.	2,110	319,222
Anthem, Inc.	2,810	1,410,423
Cardinal Health, Inc.	3,640	211,302
Cigna Corp.	2,650	653,967
CVS Health Corp.	9,147	879,301
DaVita, Inc.(a)	770	83,445
Henry Schein, Inc.(a)	1,470	119,217
Humana, Inc.	1,517	674,398
Laboratory Corporation of America Holdings(a)	770	185,016
McKesson Corp.	1,335	413,329
Molina Healthcare, Inc.(a)	860	269,567
Quest Diagnostics, Inc.	1,130	151,239
		5,370,426
HEALTH CARE TECHNOLOGY (0.1%)
Cerner Corp.	3,060	286,538
	Shares	Value
HOTELS, RESTAURANTS & LEISURE (1.6%)
Booking Holdings, Inc.(a)	236	$ 521,633
Carnival Corp.(a)	6,190	107,087
Chipotle Mexican Grill, Inc.(a)	131	190,685
Domino's Pizza, Inc.	180	60,840
Expedia Group, Inc.(a)	845	147,664
Hilton Worldwide Holdings, Inc.(a)	1,590	246,911
Marriott International, Inc., Class A(a)	1,636	290,423
McDonald's Corp.	4,431	1,104,028
Norwegian Cruise Line Holdings Ltd.(a)	2,830	56,685
Royal Caribbean Cruises Ltd.(a)	1,110	86,280
Starbucks Corp.	6,790	506,806
Yum! Brands, Inc.	1,950	228,169
		3,547,211
HOUSEHOLD DURABLES (0.2%)
D.R. Horton, Inc.	956	66,528
Garmin Ltd.	960	105,350
Lennar Corp., Class A	120	9,179
Mohawk Industries, Inc.(a)	34	4,796
Newell Brands, Inc.	13,360	309,284
PulteGroup, Inc.	325	13,572
Whirlpool Corp.	192	34,852
		543,561
HOUSEHOLD PRODUCTS (1.8%)
Church & Dwight Co., Inc.	2,740	267,314
Clorox Co. (The)	1,010	144,905
Colgate-Palmolive Co.	8,480	653,384
Kimberly-Clark Corp.	3,000	416,490
Procter & Gamble Co. (The)	15,801	2,536,851
		4,018,944
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS (0.0%)
AES Corp. (The)	5,250	107,205
INDUSTRIAL CONGLOMERATES (0.6%)
3M Co.	3,894	561,593
Honeywell International, Inc.	4,022	778,297
		1,339,890
INSURANCE (2.2%)
Aflac, Inc.	5,020	287,546
Allstate Corp. (The)	1,750	221,445
American International Group, Inc.	5,084	297,465
Aon PLC, Class A	1,301	374,675
Arthur J. Gallagher & Co.	1,360	229,146
Assurant, Inc.	190	34,557

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Brown & Brown, Inc.	2,240	$ 138,835
Chubb Ltd.	2,601	536,977
Cincinnati Financial Corp.	822	100,827
Globe Life, Inc.	367	35,995
Hartford Financial Services Group, Inc. (The)	2,460	172,028
Lincoln National Corp.	486	29,233
Loews Corp.	880	55,299
Marsh & McLennan Cos., Inc.	3,210	519,057
MetLife, Inc.	8,680	570,102
Principal Financial Group, Inc.	1,760	119,926
Progressive Corp. (The)	4,070	436,955
Prudential Financial, Inc.	1,895	205,627
Travelers Cos., Inc. (The)	1,610	275,407
W.R. Berkley Corp.	345	22,939
Willis Towers Watson PLC	677	145,460
		4,809,501
INTERACTIVE MEDIA & SERVICES (4.9%)
Alphabet, Inc., Class A(a)	1,735	3,959,600
Alphabet, Inc., Class C(a)	1,609	3,699,622
Match Group, Inc.(a)	1,590	125,848
Meta Platforms, Inc., Class A(a)	13,268	2,659,836
Twitter, Inc.(a)	5,020	246,080
		10,690,986
INTERNET & DIRECT MARKETING RETAIL (3.0%)
Amazon.com, Inc.(a)	2,520	6,263,788
eBay, Inc.	4,020	208,718
Etsy, Inc.(a)	690	64,301
		6,536,807
IT SERVICES (4.5%)
Accenture PLC, Class A	4,517	1,356,726
Akamai Technologies, Inc.(a)	1,050	117,894
Automatic Data Processing, Inc.	3,560	776,721
Broadridge Financial Solutions, Inc.	540	77,830
Cognizant Technology Solutions Corp., Class A	3,450	279,105
DXC Technology Co.(a)	1,677	48,130
EPAM Systems, Inc.(a)	280	74,197
Fidelity National Information Services, Inc.	3,376	334,730
Fiserv, Inc.(a)	3,670	359,366
FleetCor Technologies, Inc.(a)	290	72,361
Gartner, Inc.(a)	430	124,937
Global Payments, Inc.	1,467	200,950
International Business Machines Corp.	7,246	957,994
Jack Henry & Associates, Inc.	520	98,582
Mastercard, Inc., Class A	5,032	1,828,528
	Shares	Value
Paychex, Inc.	2,190	$ 277,539
PayPal Holdings, Inc.(a)	6,630	582,976
VeriSign, Inc.(a)	592	105,784
Visa, Inc., Class A	9,734	2,074,607
		9,748,957
LEISURE PRODUCTS (0.1%)
Hasbro, Inc.	3,080	271,225
LIFE SCIENCES TOOLS & SERVICES (2.0%)
Agilent Technologies, Inc.	5,010	597,543
Bio-Rad Laboratories, Inc., Class A(a)	280	143,377
Danaher Corp.	4,500	1,130,085
Illumina, Inc.(a)	1,757	521,214
IQVIA Holdings, Inc.(a)	1,860	405,461
Mettler-Toledo International, Inc.(a)	413	527,620
PerkinElmer, Inc.	1,290	189,127
Waters Corp.(a)	1,427	432,410
West Pharmaceutical Services, Inc.	1,290	406,427
		4,353,264
MACHINERY (1.5%)
Caterpillar, Inc.	3,280	690,571
Cummins, Inc.	617	116,730
Deere & Co.	1,693	639,192
Dover Corp.	870	115,971
Fortive Corp.	2,460	141,450
IDEX Corp.	390	74,030
Illinois Tool Works, Inc.	2,004	395,008
Ingersoll Rand, Inc.	2,638	115,966
Otis Worldwide Corp.	2,903	211,455
PACCAR, Inc.	2,215	183,956
Parker-Hannifin Corp.	608	164,659
Pentair PLC	540	27,405
Snap-on, Inc.	170	36,123
Stanley Black & Decker, Inc.	812	97,562
Westinghouse Air Brake Technologies Corp.	820	73,726
Xylem, Inc.	3,310	266,455
		3,350,259
MEDIA (0.9%)
Charter Communications, Inc., Class A(a)	650	278,518
Comcast Corp., Class A	28,230	1,122,425
DISH Network Corp., Class A(a)	1,770	50,463
Fox Corp., Class A	1,460	52,326
Fox Corp., Class B	2,640	87,754
Interpublic Group of Cos., Inc. (The)	3,130	102,101
News Corp., Class A	2,690	53,423

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value
News Corp., Class B	1,680	$ 33,449
Omnicom Group, Inc.	1,340	102,014
ViacomCBS, Inc., Class B	3,950	115,024
		1,997,497
METALS & MINING (0.5%)
Freeport-McMoRan, Inc.	9,248	375,007
Newmont Corp.	5,540	403,589
Nucor Corp.	1,690	261,578
		1,040,174
MULTILINE RETAIL (0.7%)
Dollar General Corp.	1,440	342,043
Dollar Tree, Inc.(a)	1,432	232,629
Target Corp.	3,960	905,454
		1,480,126
MULTI-UTILITIES (1.1%)
Ameren Corp.	2,350	218,315
CenterPoint Energy, Inc.	5,180	158,560
CMS Energy Corp.	3,130	215,000
Consolidated Edison, Inc.	2,760	255,962
Dominion Energy, Inc.	5,852	477,757
DTE Energy Co.	1,320	172,973
NiSource, Inc.	4,370	127,254
Public Service Enterprise Group, Inc.	4,276	297,866
Sempra Energy	1,860	300,130
WEC Energy Group, Inc.	2,545	254,627
		2,478,444
OIL, GAS & CONSUMABLE FUELS (3.6%)
APA Corp.	2,110	86,362
Chevron Corp.	11,303	1,770,841
ConocoPhillips	7,447	711,338
Coterra Energy, Inc.	4,790	137,904
Devon Energy Corp.	3,610	209,994
Diamondback Energy, Inc.	680	85,836
EOG Resources, Inc.	3,154	368,261
Exxon Mobil Corp.	25,600	2,182,400
Hess Corp.	1,080	111,316
Kinder Morgan, Inc.	18,540	336,501
Marathon Oil Corp.	5,800	144,536
Marathon Petroleum Corp.	3,268	285,166
Occidental Petroleum Corp.	5,383	296,550
ONEOK, Inc.	2,580	163,391
Phillips 66	2,469	214,210
Pioneer Natural Resources Co.	1,096	254,787
	Shares	Value
Valero Energy Corp.	2,360	$ 263,093
Williams Cos., Inc. (The)	9,900	339,471
		7,961,957
PERSONAL PRODUCTS (0.2%)
Estee Lauder Cos., Inc., (The) Class A	1,368	361,234
PHARMACEUTICALS (1.3%)
Catalent, Inc.(a)	2,000	181,120
Eli Lilly & Co.	5,210	1,521,997
Organon & Co.	3,400	109,922
Zoetis, Inc.	5,280	935,880
		2,748,919
PROFESSIONAL SERVICES (0.4%)
Equifax, Inc.	620	126,182
Jacobs Engineering Group, Inc.	560	77,588
Nielsen Holdings PLC	3,850	103,219
Robert Half International, Inc.	2,880	283,133
Verisk Analytics, Inc.	930	189,766
		779,888
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.2%)
CBRE Group, Inc., Class A(a)	4,460	370,358
ROAD & RAIL (1.0%)
CSX Corp.	17,120	587,901
J.B. Hunt Transport Services, Inc.	480	82,008
Norfolk Southern Corp.	1,418	365,674
Old Dominion Freight Line, Inc.	630	176,475
Union Pacific Corp.	3,855	903,188
		2,115,246
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.3%)
Advanced Micro Devices, Inc.(a)	9,585	819,709
Analog Devices, Inc.	2,948	455,112
Applied Materials, Inc.	7,180	792,313
Broadcom, Inc.	2,392	1,326,101
Enphase Energy, Inc.(a)	740	119,436
Intel Corp.	29,180	1,271,956
KLA Corp.	830	264,986
Lam Research Corp.	1,196	557,049
Microchip Technology, Inc.	3,030	197,556
Micron Technology, Inc.	6,630	452,100
Monolithic Power Systems, Inc.	210	82,370
NVIDIA Corp.	15,268	2,831,756
NXP Semiconductors N.V.	1,290	220,461

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Qorvo, Inc.(a)	230	$ 26,169
QUALCOMM, Inc.	6,570	917,763
Skyworks Solutions, Inc.	780	88,374
SolarEdge Technologies, Inc.(a)	280	70,115
Teradyne, Inc.	950	100,187
Texas Instruments, Inc.	6,570	1,118,543
		11,712,056
SOFTWARE (9.2%)
Adobe, Inc.(a)	3,251	1,287,233
ANSYS, Inc.(a)	1,153	317,871
Autodesk, Inc.(a)	2,250	425,880
Cadence Design Systems, Inc.(a)	3,240	488,754
Ceridian HCM Holding, Inc.(a)	660	37,046
Citrix Systems, Inc.	2,900	290,290
Fortinet, Inc.(a)	800	231,208
Intuit, Inc.	2,152	901,150
Microsoft Corp.	44,220	12,271,934
NortonLifeLock, Inc.	13,682	342,597
Oracle Corp.	9,591	703,979
Paycom Software, Inc.(a)	240	67,553
PTC, Inc.(a)	570	65,100
Roper Technologies, Inc.	606	284,772
Salesforce, Inc.(a)	6,840	1,203,430
ServiceNow, Inc.(a)	1,560	745,836
Synopsys, Inc.(a)	1,570	450,260
Tyler Technologies, Inc.(a)	170	67,101
		20,181,994
SPECIALTY RETAIL (2.4%)
Advance Auto Parts, Inc.	296	59,090
AutoZone, Inc.(a)	121	236,612
Bath & Body Works, Inc.	1,710	90,442
Best Buy Co., Inc.	3,630	326,446
CarMax, Inc.(a)	670	57,473
Home Depot, Inc. (The)	6,889	2,069,455
Lowe’s Cos., Inc.	5,110	1,010,400
O'Reilly Automotive, Inc.(a)	412	249,899
Ross Stores, Inc.	1,790	178,588
TJX Cos., Inc. (The)	7,860	481,661
Tractor Supply Co.	1,760	354,552
Ulta Beauty, Inc.(a)	251	99,597
		5,214,215
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (7.1%)
Apple, Inc.	89,564	14,119,765
	Shares	Value
Hewlett Packard Enterprise Co.	30,870	$ 475,707
HP, Inc.	14,350	525,640
NetApp, Inc.	1,540	112,805
Seagate Technology Holdings PLC	1,320	108,293
Western Digital Corp.(a)	1,891	100,355
		15,442,565
TEXTILES, APPAREL & LUXURY GOODS (0.7%)
NIKE, Inc., Class B	7,430	926,521
PVH Corp.	2,470	179,767
Tapestry, Inc.	1,650	54,318
Under Armour, Inc., Class A(a)	1,620	24,883
Under Armour, Inc., Class C(a)	1,024	14,530
VF Corp.	5,235	272,220
		1,472,239
TRADING COMPANIES & DISTRIBUTORS (0.3%)
Fastenal Co.	4,700	259,957
United Rentals, Inc.(a)	200	63,304
W.W. Grainger, Inc.	748	374,022
		697,283
WATER UTILITIES (0.1%)
American Water Works Co., Inc.	1,220	187,978
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
T-Mobile U.S., Inc.(a)	4,120	507,337
TOTAL COMMON STOCKS (COST $198,639,295)		216,655,012
MONEY MARKET FUND (1.0%)
Northern Institutional Treasury Portfolio (Premier Class), 0.18%(b)	2,185,313	2,185,313
TOTAL MONEY MARKET FUND (COST $2,185,313)		2,185,313
TOTAL INVESTMENTS (COST $200,824,608) 100.0%		218,840,325
OTHER ASSETS IN EXCESS OF LIABILITIES 0.0%		77,736
NET ASSETS 100.0%		$ 218,918,061

(a)	Represents non-income producing security.
(b)	7-day current yield as of April 30, 2022 is disclosed.

MSCI — Morgan Stanley Capital International
PLC — Public Limited Company
S&P — Standard & Poor's

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

The table below sets forth the diversification of the Steward Values-Focused Small-Mid Cap Enhanced Index Fund investments by Industry.

Industry Diversification	Percent*
Equity Real Estate Investment Trusts	9.0%
Banks	7.3
Electronic Equipment, Instruments & Components	4.5
Machinery	4.1
Insurance	3.6
Specialty Retail	3.5
Software	3.5
Oil, Gas & Consumable Fuels	3.5
Semiconductors & Semiconductor Equipment	3.2
Health Care Equipment & Supplies	3.1
Metals & Mining	3.0
Chemicals	2.6
Health Care Providers & Services	2.5
Building Products	2.3
IT Services	2.1
Professional Services	2.0
Textiles, Apparel & Luxury Goods	1.9
Household Durables	1.8
Commercial Services & Supplies	1.7
Food Products	1.7
Hotels, Restaurants & Leisure	1.7
Biotechnology	1.6
Capital Markets	1.6
Road & Rail	1.5
Construction & Engineering	1.4
Money Market Fund	1.4
Auto Components	1.3
Electrical Equipment	1.3
Aerospace & Defense	1.2
Gas Utilities	1.2
Trading Companies & Distributors	1.1
Life Sciences Tools & Services	1.0
Communications Equipment	1.0
Industry Diversification	Percent*
Leisure Products	1.0%
Energy Equipment & Services	1.0
Thrifts & Mortgage Finance	1.0
Diversified Consumer Services	0.9
Pharmaceuticals	0.9
Media	0.8
Electric Utilities	0.8
Containers & Packaging	0.8
Food & Staples Retailing	0.8
Multiline Retail	0.7
Consumer Finance	0.7
Real Estate Management & Development	0.6
Water Utilities	0.6
Personal Products	0.5
Mortgage Real Estate Investment Trusts	0.4
Air Freight & Logistics	0.4
Multi-Utilities	0.4
Automobiles	0.4
Airlines	0.3
Paper & Forest Products	0.3
Diversified Telecommunication Services	0.3
Interactive Media & Services	0.3
Health Care Technology	0.2
Technology Hardware, Storage & Peripherals	0.2
Entertainment	0.2
Beverages	0.2
Household Products	0.2
Construction Materials	0.2
Marine	0.2
Diversified Financial Services	0.2
Internet & Direct Marketing Retail	0.1
Wireless Telecommunication Services	0.1
Total Investments	99.9%

*	Percentages indicated are based on net assets as of April 30, 2022.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
COMMON STOCKS (98.5%)
AEROSPACE & DEFENSE (1.2%)
AAR Corp.(a)	2,140	$ 100,537
Aerojet Rocketdyne Holdings, Inc.(a)	4,800	191,904
AeroVironment, Inc.(a)	1,350	108,432
Axon Enterprise, Inc.(a)	3,870	434,214
Curtiss-Wright Corp.	2,200	314,402
Hexcel Corp.	4,860	264,189
Kaman Corp.	1,770	69,048
Mercury Systems, Inc.(a)	3,440	191,918
Moog, Inc., Class A	1,540	123,000
National Presto Industries, Inc.	230	16,360
Park Aerospace Corp.	770	9,009
Triumph Group, Inc.(a)	3,570	80,468
Woodward, Inc.	3,620	399,937
		2,303,418
AIR FREIGHT & LOGISTICS (0.4%)
Atlas Air Worldwide Holdings, Inc.(a)	1,620	111,683
Forward Air Corp.	1,560	151,273
GXO Logistics, Inc.(a)	5,850	346,262
Hub Group, Inc., Class A(a)	2,050	137,678
		746,896
AIRLINES (0.3%)
Allegiant Travel Co.(a)	866	134,395
Hawaiian Holdings, Inc.(a)	3,750	63,600
JetBlue Airways Corp.(a)	20,350	224,053
SkyWest, Inc.(a)	3,220	93,863
		515,911
AUTO COMPONENTS (1.3%)
Adient PLC(a)	5,520	188,453
American Axle & Manufacturing Holdings, Inc.(a)	7,490	49,584
Dana, Inc.	9,280	137,437
Dorman Products, Inc.(a)	1,650	162,888
Fox Factory Holding Corp.(a)	2,460	201,425
Gentex Corp.	14,770	433,499
Gentherm, Inc.(a)	1,960	132,143
Goodyear Tire & Rubber Co. (The)(a)	17,412	231,928
LCI Industries	1,420	138,194
Lear Corp.	3,380	432,437
Motorcar Parts of America, Inc.(a)	1,240	18,860
Patrick Industries, Inc.	1,265	78,746
Standard Motor Products, Inc.	1,160	49,509
	Shares	Value
Visteon Corp.(a)	1,590	$ 166,489
XPEL, Inc.(a)	880	38,078
		2,459,670
AUTOMOBILES (0.4%)
Harley-Davidson, Inc.	9,030	329,143
Thor Industries, Inc.	3,230	247,257
Winnebago Industries, Inc.	2,000	106,360
		682,760
BANKS (7.3%)
Allegiance Bancshares, Inc.	1,040	42,494
Ameris Bancorp	4,182	174,389
Associated Banc-Corp	9,708	193,675
Banc of California, Inc.	2,870	51,775
BancFirst Corp.	1,180	96,465
Bancorp, Inc. (The)(a)	3,340	75,785
Bank of Hawaii Corp.	2,090	155,371
Bank OZK	7,440	285,845
BankUnited, Inc.	5,330	200,088
Banner Corp.	1,760	94,512
Berkshire Hills Bancorp, Inc.	2,910	71,993
Brookline Bancorp, Inc.	6,100	88,206
Cadence Bank	12,182	305,037
Cathay General Bancorp	4,090	163,968
Central Pacific Financial Corp.	1,180	28,532
Citizens Financial Group, Inc.	3,799	149,666
City Holding Co.	390	30,178
Columbia Banking System, Inc.	4,560	128,045
Commerce Bancshares, Inc.	6,609	451,857
Community Bank System, Inc.	3,040	195,776
Cullen/Frost Bankers, Inc.	3,090	408,776
Customers Bancorp, Inc.(a)	1,740	73,202
CVB Financial Corp.	7,580	174,492
Dime Community Bancshares, Inc., Class B	2,282	71,746
Eagle Bancorp, Inc.	1,710	86,098
East West Bancorp, Inc.	8,090	576,817
F.N.B. Corp.	22,340	257,357
FB Financial Corp.	2,273	87,579
First Bancorp	1,870	70,050
First BanCorp	13,232	180,088
First Commonwealth Financial Corp.	4,960	66,861
First Financial Bancorp	4,760	97,342
First Financial Bankshares, Inc.	8,050	321,839
First Hawaiian, Inc.	7,410	174,950

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
First Horizon Corp.	29,630	$ 663,119
Fulton Financial Corp.	11,140	168,994
Glacier Bancorp, Inc.	6,540	299,270
Hancock Whitney Corp.	5,019	234,739
Hanmi Financial Corp.	2,091	48,407
Heritage Financial Corp.	1,430	34,635
Hilltop Holdings, Inc.	3,990	101,705
Home Bancshares, Inc.	9,712	209,973
HomeStreet, Inc.	1,280	51,955
Hope Bancorp, Inc.	8,372	119,720
Independent Bank Corp.	2,610	201,388
Independent Bank Group, Inc.	2,090	141,702
International Bancshares Corp.	3,500	139,265
Lakeland Financial Corp.	1,410	102,676
Meta Financial Group, Inc.	1,850	80,752
National Bank Holdings Corp., Class A	1,950	71,195
NBT Bancorp, Inc.	2,040	71,808
Northwest Bancshares, Inc.	4,090	51,861
OFG Bancorp	2,890	76,816
Old National Bancorp	18,573	281,567
Pacific Premier Bancorp, Inc.	5,652	177,247
PacWest Bancorp	6,950	228,585
Park National Corp.	530	62,461
Pinnacle Financial Partners, Inc.	4,250	329,587
Preferred Bank	660	44,299
Prosperity Bancshares, Inc.	5,111	334,157
Renasant Corp.	3,450	102,775
S&T Bancorp, Inc.	1,690	47,759
Seacoast Banking Corp. of Florida	3,510	114,075
ServisFirst Bancshares, Inc.	2,850	228,912
Simmons First National Corp., Class A	7,060	168,522
Southside Bancshares, Inc.	1,884	73,834
Synovus Financial Corp.	8,672	360,235
Texas Capital Bancshares, Inc.(a)	2,880	147,917
Tompkins Financial Corp.	220	16,060
Triumph Bancorp, Inc.(a)	1,380	95,827
Trustmark Corp.	3,420	95,350
UMB Financial Corp.	2,260	203,807
Umpqua Holdings Corp.	13,870	229,410
United Bankshares, Inc.	8,243	274,162
United Community Banks, Inc.	5,632	169,748
Valley National Bancorp	19,464	233,179
Veritex Holdings, Inc.	2,803	92,079
Washington Federal, Inc.	4,240	129,023
Webster Financial Corp.	10,330	516,397
	Shares	Value
Westamerica BanCorp	1,460	$ 86,023
Wintrust Financial Corp.	3,180	277,678
		13,621,509
BEVERAGES (0.2%)
Celsius Holdings, Inc.(a)	2,380	123,760
Coca-Cola Consolidated, Inc.	271	119,647
National Beverage Corp.	1,500	66,120
		309,527
BIOTECHNOLOGY (1.6%)
Anika Therapeutics, Inc.(a)	870	18,731
Arrowhead Pharmaceuticals, Inc.(a)	6,300	258,993
Avid Bioservices, Inc.(a)	3,940	53,032
Coherus Biosciences, Inc.(a)	4,740	42,850
Cytokinetics, Inc.(a)	5,050	201,344
Emergent BioSolutions, Inc.(a)	3,000	97,140
Enanta Pharmaceuticals, Inc.(a)	1,200	77,280
Exelixis, Inc.(a)	19,430	434,066
Halozyme Therapeutics, Inc.(a)	8,710	347,529
iTeos Therapeutics, Inc.(a)	1,000	26,690
Ligand Pharmaceuticals, Inc.(a)	970	90,074
Myriad Genetics, Inc.(a)	4,900	100,450
Neurocrine Biosciences, Inc.(a)	5,600	504,168
Organogenesis Holdings, Inc.(a)	4,190	26,984
REGENXBIO, Inc.(a)	2,560	71,066
uniQure N.V.(a)	2,070	30,926
United Therapeutics Corp.(a)	2,633	467,515
Vanda Pharmaceuticals, Inc.(a)	3,970	39,382
Vericel Corp.(a)	2,940	83,790
Xencor, Inc.(a)	3,800	94,924
		3,066,934
BUILDING PRODUCTS (2.3%)
AAON, Inc.	2,608	127,114
American Woodmark Corp.(a)	830	38,886
Apogee Enterprises, Inc.	1,580	69,520
Builders FirstSource, Inc.(a)	11,280	694,510
Carlisle Cos., Inc.	2,980	772,893
Gibraltar Industries, Inc.(a)	2,010	76,058
Griffon Corp.	3,400	63,614
Insteel Industries, Inc.	960	40,723
Lennox International, Inc.	1,899	404,848
Owens Corning	7,930	721,075
PGT Innovations, Inc.(a)	4,020	71,435
Quanex Building Products Corp.	2,335	44,879

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Resideo Technologies, Inc.(a)	8,810	$ 198,137
Simpson Manufacturing Co., Inc.	2,490	258,138
Trex Co., Inc.(a)	6,780	394,528
UFP Industries, Inc.	3,650	282,400
		4,258,758
CAPITAL MARKETS (1.6%)
Affiliated Managers Group, Inc.	2,290	287,555
B. Riley Financial, Inc.	1,020	46,063
Blucora, Inc.(a)	3,150	63,787
Brightsphere Investment Group, Inc.	2,520	50,501
Donnelley Financial Solutions, Inc.(a)	1,891	55,350
Evercore, Inc., Class A	2,240	236,880
Federated Hermes, Inc.	5,930	168,886
Greenhill & Co., Inc.	1,360	16,470
Interactive Brokers Group, Inc., Class A	5,360	319,242
Janus Henderson Group PLC	10,310	314,249
Jefferies Financial Group, Inc.	12,530	385,423
Piper Sandler Cos.	790	90,834
SEI Investments Co.	6,780	377,782
Stifel Financial Corp.	6,137	379,573
StoneX Group, Inc.(a)	1,040	70,491
Virtus Investment Partners, Inc.	367	65,018
WisdomTree Investments, Inc.	6,910	40,285
		2,968,389
CHEMICALS (2.6%)
AdvanSix, Inc.	1,690	75,273
American Vanguard Corp.	1,350	28,890
Ashland Global Holdings, Inc.	3,230	339,053
Avient Corp.	5,620	276,729
Balchem Corp.	1,885	232,232
Cabot Corp.	3,240	213,354
Chemours Co. (The)	9,910	327,724
FutureFuel Corp.	1,390	13,219
GCP Applied Technologies, Inc.(a)	3,440	107,913
H.B. Fuller Co.	3,080	205,436
Hawkins, Inc.	960	35,789
Ingevity Corp.(a)	2,240	134,176
Innospec, Inc.	1,260	120,091
Koppers Holdings, Inc.	1,350	32,751
Livent Corp.(a)	9,970	212,959
Minerals Technologies, Inc.	1,820	115,770
NewMarket Corp.	329	106,797
Olin Corp.	8,470	486,178
Quaker Chemical Corp.	740	120,405
Rayonier Advanced Materials, Inc.(a)	4,493	23,049
	Shares	Value
RPM International, Inc.	7,600	$ 630,040
Scotts Miracle-Gro Co. (The)	2,350	244,235
Sensient Technologies Corp.	2,450	207,270
Stepan Co.	1,180	120,490
Tredegar Corp.	2,040	23,358
Trinseo PLC	2,230	105,813
Valvoline, Inc.	11,176	337,850
		4,876,844
COMMERCIAL SERVICES & SUPPLIES (1.7%)
ABM Industries, Inc.	4,130	199,355
Brady Corp., Class A	2,820	126,195
Brink's Co. (The)	2,940	173,313
Clean Harbors, Inc.(a)	3,000	314,790
Corecivic, Inc.(a)	7,688	95,562
Deluxe Corp.	2,730	73,928
Geo Group, Inc. (The)(a)	8,224	53,703
Harsco Corp.(a)	5,250	53,655
Healthcare Services Group, Inc.	4,472	76,426
HNI Corp.	2,680	95,515
IAA, Inc.(a)	8,280	303,462
Interface, Inc.	3,860	48,983
KAR Auction Services, Inc.(a)	7,650	112,149
Matthews International Corp., Class A	2,160	64,390
MillerKnoll, Inc.	4,520	143,420
MSA Safety, Inc.	2,150	259,483
Pitney Bowes, Inc.	11,310	59,604
Stericycle, Inc.(a)	5,370	269,520
Tetra Tech, Inc.	3,170	441,518
U.S. Ecology, Inc.(a)	1,750	83,983
UniFirst Corp.	800	137,840
Viad Corp.(a)	1,420	46,505
		3,233,299
COMMUNICATIONS EQUIPMENT (1.0%)
ADTRAN, Inc.	2,480	43,127
CalAmp Corp.(a)	4,110	22,482
Calix, Inc.(a)	3,320	132,501
Ciena Corp.(a)	9,240	509,771
Comtech Telecommunications Corp.	1,710	23,256
Digi International, Inc.(a)	2,130	40,299
Extreme Networks, Inc.(a)	8,160	78,336
Harmonic, Inc.(a)	6,990	58,017
Lumentum Holdings, Inc.(a)	4,265	346,361
NETGEAR, Inc.(a)	1,810	39,277
NetScout Systems, Inc.(a)	4,450	137,060
Plantronics, Inc.(a)	2,730	108,818

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
ViaSat, Inc.(a)	4,330	$ 159,387
Viavi Solutions, Inc.(a)	15,250	218,685
		1,917,377
CONSTRUCTION & ENGINEERING (1.4%)
AECOM	8,332	587,906
Arcosa, Inc.	2,773	148,439
Comfort Systems USA, Inc.	2,140	180,659
Dycom Industries, Inc.(a)	1,720	146,045
EMCOR Group, Inc.	3,050	324,764
Fluor Corp.(a)	8,500	210,375
Granite Construction, Inc.	2,780	82,427
MasTec, Inc.(a)	3,340	240,513
MDU Resources Group, Inc.	12,060	310,666
MYR Group, Inc.(a)	900	71,181
NV5 Global, Inc.(a)	680	81,464
Valmont Industries, Inc.	1,140	283,643
		2,668,082
CONSTRUCTION MATERIALS (0.2%)
Eagle Materials, Inc.	2,270	279,936
CONSUMER FINANCE (0.7%)
Encore Capital Group, Inc.(a)	1,520	87,871
Enova International, Inc.(a)	2,333	87,254
EZCORP, Inc., Class A(a)	4,470	31,290
FirstCash Holdings, Inc.	2,508	200,088
Green Dot Corp., Class A(a)	3,400	90,032
LendingTree, Inc.(a)	662	52,576
Navient Corp.	9,950	158,106
PRA Group, Inc.(a)	2,770	116,423
PROG Holdings, Inc.(a)	3,630	96,086
SLM Corp.	18,200	304,486
World Acceptance Corp.(a)	230	43,404
		1,267,616
CONTAINERS & PACKAGING (0.8%)
AptarGroup, Inc.	5,380	617,786
Greif, Inc., Class A	1,570	95,268
Myers Industries, Inc.	1,870	41,009
O-I Glass, Inc.(a)	9,590	129,273
Silgan Holdings, Inc.	5,620	249,359
Sonoco Products Co.	5,980	370,222
		1,502,917
DIVERSIFIED CONSUMER SERVICES (0.9%)
Adtalem Global Education, Inc.(a)	3,560	104,344
American Public Education, Inc.(a)	1,300	25,272
Graham Holdings Co., Class B	217	128,544
	Shares	Value
Grand Canyon Education, Inc.(a)	2,540	$ 243,764
H&R Block, Inc.	11,620	302,933
Perdoceo Education Corp.(a)	5,420	60,596
Service Corp. International	10,080	661,349
Strategic Education, Inc.	1,449	93,605
WW International, Inc.(a)	3,710	36,321
		1,656,728
DIVERSIFIED FINANCIAL SERVICES (0.2%)
Voya Financial, Inc.	6,430	405,990
DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
ATN International, Inc.	680	26,860
Cogent Communications Holdings, Inc.	2,710	158,535
Consolidated Communications Holdings, Inc.(a)	6,340	37,723
Iridium Communications, Inc.(a)	8,000	285,680
		508,798
ELECTRIC UTILITIES (0.8%)
ALLETE, Inc.	3,210	190,481
Hawaiian Electric Industries, Inc.	6,820	280,370
IDACORP, Inc.	3,030	318,696
OGE Energy Corp.	12,900	498,972
PNM Resources, Inc.	5,510	257,097
		1,545,616
ELECTRICAL EQUIPMENT (1.3%)
Acuity Brands, Inc.	1,970	339,785
AZZ, Inc.	1,470	67,091
Encore Wire Corp.	1,110	125,219
EnerSys	2,310	151,213
Hubbell, Inc.	3,000	586,080
nVent Electric PLC	9,720	328,342
Powell Industries, Inc.	740	14,282
Regal Rexnord Corp.	3,900	496,236
Sunrun, Inc.(a)	12,190	243,556
Vicor Corp.(a)	1,310	79,281
		2,431,085
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (4.5%)
Advanced Energy Industries, Inc.	2,180	166,814
Arlo Technologies, Inc.(a)	5,581	43,197
Arrow Electronics, Inc.(a)	3,950	465,547
Avnet, Inc.	10,950	478,077
Badger Meter, Inc.	3,640	293,712
Belden, Inc.	2,600	134,238
Benchmark Electronics, Inc.	2,340	55,598

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Cognex Corp.	13,230	$ 894,745
Coherent, Inc.(a)	2,164	579,736
CTS Corp.	7,800	275,886
ePlus, Inc.(a)	1,520	85,850
Fabrinet (a)	2,170	213,072
FARO Technologies, Inc.(a)	1,130	38,748
II-VI, Inc.(a)	6,221	380,787
Insight Enterprises, Inc.(a)	3,910	388,537
Itron, Inc.(a)	6,000	286,680
Jabil, Inc.	8,550	493,591
Knowles Corp.(a)	5,710	105,749
Littelfuse, Inc.	1,305	299,171
Methode Electronics, Inc.	6,790	302,902
National Instruments Corp.	13,265	479,397
OSI Systems, Inc.(a)	3,320	262,612
PC Connection, Inc.	730	36,128
Plexus Corp.(a)	3,910	317,257
Rogers Corp.(a)	1,100	297,792
Sanmina Corp.(a)	3,930	160,698
ScanSource, Inc.(a)	1,530	52,387
TD SYNNEX Corp.	2,498	250,025
TTM Technologies, Inc.(a)	7,740	107,973
Vishay Intertechnology, Inc.	8,280	154,256
Vontier Corp.	10,470	268,241
		8,369,403
ENERGY EQUIPMENT & SERVICES (1.0%)
Archrock, Inc.	10,770	93,807
Bristow Group, Inc.(a)	1,320	39,362
ChampionX Corp.	12,220	257,842
Core Laboratories N.V.	2,630	68,380
DMC Global, Inc.(a)	1,040	20,790
Dril-Quip, Inc.(a)	1,350	38,988
Helix Energy Solutions Group, Inc.(a)	12,550	51,580
Helmerich & Payne, Inc.	5,770	265,593
Nabors Industries Ltd.(a)	338	52,262
NOV, Inc.	21,080	382,180
Oceaneering International, Inc.(a)	5,950	67,413
Oil States International, Inc.(a)	5,450	36,842
Patterson-UTI Energy, Inc.	13,040	214,378
ProPetro Holding Corp.(a)	6,670	94,314
RPC, Inc.(a)	9,800	101,332
U.S. Silica Holdings, Inc.(a)	4,660	86,583
		1,871,646
ENTERTAINMENT (0.2%)
Cinemark Holdings, Inc.(a)	6,810	108,007
	Shares	Value
Marcus Corp. (The)(a)	1,710	$ 26,898
World Wrestling Entertainment, Inc., Class A	2,760	161,156
		296,061
EQUITY REAL ESTATE INVESTMENT TRUSTS (9.0%)
Acadia Realty Trust	5,897	123,365
Agree Realty Corp.	4,690	318,545
Alexander & Baldwin, Inc.	4,923	104,368
American Assets Trust, Inc.	3,540	129,564
American Campus Communities, Inc.	8,800	569,096
Apartment Income REIT Corp.	9,750	479,407
Armada Hoffler Properties, Inc.	4,940	66,937
Brandywine Realty Trust	8,970	104,680
Brixmor Property Group, Inc.	19,130	485,519
Camden Property Trust	6,220	975,856
CareTrust REIT, Inc.	5,808	94,148
Centerspace	940	86,724
Chatham Lodging Trust(a)	2,050	29,438
Corporate Office Properties Trust	7,210	192,435
DiamondRock Hospitality Co.(a)	14,060	149,317
Diversified Healthcare Trust	20,840	46,890
Douglas Emmett, Inc.	11,530	339,674
Easterly Government Properties, Inc.	5,040	96,012
EastGroup Properties, Inc.	2,500	468,750
EPR Properties	4,440	233,189
Essential Properties Realty Trust, Inc.	7,610	182,640
First Industrial Realty Trust, Inc.	8,570	497,060
Four Corners Property Trust, Inc.	5,927	162,755
Franklin Street Properties Corp.	3,260	16,822
Getty Realty Corp.	2,470	66,468
Global Net Lease, Inc.	5,720	80,252
Healthcare Realty Trust, Inc.	10,150	274,862
Hersha Hospitality Trust(a)	2,750	26,895
Highwoods Properties, Inc.	6,990	285,472
Hudson Pacific Properties, Inc.	9,340	217,435
Independence Realty Trust, Inc.	7,950	216,717
Industrial Logistics Properties Trust	4,080	65,933
Innovative Industrial Properties, Inc.	1,470	212,547
iStar, Inc.	4,860	81,842
JBG Smith Properties	7,540	198,754
Kilroy Realty Corp.	9,310	651,700
Kite Realty Group Trust	13,285	296,255
Lamar Advertising Co., Class A	5,120	565,299
Life Storage, Inc.	5,110	677,024
LTC Properties, Inc.	2,760	91,080
LXP Industrial Trust	15,915	199,733

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Macerich Co. (The)	25,299	$ 317,502
National Retail Properties, Inc.	11,250	493,200
National Storage Affiliates Trust	5,340	302,244
NexPoint Residential Trust, Inc.	1,586	141,408
Office Properties Income Trust	3,047	65,876
Omega Healthcare Investors, Inc.	15,226	387,958
Orion Office REIT, Inc.	3,380	45,360
Park Hotels & Resorts, Inc.	14,674	289,225
Pebblebrook Hotel Trust	8,486	207,228
PotlatchDeltic Corp.	4,162	230,533
PS Business Parks, Inc.	1,290	241,488
Rayonier, Inc.	8,920	385,344
Retail Opportunity Investments Corp.	8,910	165,993
Rexford Industrial Realty, Inc.	9,670	754,647
RPT Realty	4,060	53,957
Sabra Health Care REIT, Inc.	12,749	148,908
Safehold, Inc.	970	41,759
Saul Centers, Inc.	970	50,062
Service Properties Trust	8,860	71,943
SITE Centers Corp.	11,650	185,235
SL Green Realty Corp.	3,940	272,727
Spirit Realty Capital, Inc.	8,000	347,600
STORE Capital Corp.	16,090	457,439
Summit Hotel Properties, Inc.(a)	8,030	79,256
Tanger Factory Outlet Centers, Inc.	6,800	109,684
Uniti Group, Inc.	15,294	189,493
Urban Edge Properties	6,590	123,167
Urstadt Biddle Properties, Inc., Class A	2,370	41,120
Veris Residential, Inc.(a)	5,020	80,370
Washington Real Estate Investment Trust	5,140	123,823
Whitestone REIT	1,040	12,636
Xenia Hotels & Resorts, Inc.(a)	7,450	143,711
		16,722,355
FOOD & STAPLES RETAILING (0.8%)
Andersons, Inc. (The)	2,005	100,711
BJ's Wholesale Club Holdings, Inc.(a)	8,270	532,174
Chefs' Warehouse, Inc. (The)(a)	2,200	80,520
Grocery Outlet Holding Corp.(a)	5,650	190,236
PriceSmart, Inc.	1,540	122,353
SpartanNash Co.	2,424	83,095
Sprouts Farmers Market, Inc.(a)	7,460	222,308
United Natural Foods, Inc.(a)	3,380	145,103
		1,476,500
FOOD PRODUCTS (1.7%)
B&G Foods, Inc.	4,180	112,567
Calavo Growers, Inc.	1,180	42,763
	Shares	Value
Cal-Maine Foods, Inc.	2,600	$ 139,698
Darling Ingredients, Inc.(a)	9,540	700,141
Flowers Foods, Inc.	12,403	328,928
Fresh Del Monte Produce, Inc.	2,440	63,562
Hain Celestial Group, Inc. (The)(a)	5,670	190,172
Ingredion, Inc.	3,910	332,780
J & J Snack Foods Corp.	880	131,736
John B. Sanfilippo & Son, Inc.	500	38,820
Lancaster Colony Corp.	1,150	178,457
Pilgrim's Pride Corp.(a)	3,660	103,761
Post Holdings, Inc.(a)	3,485	259,249
Sanderson Farms, Inc.	1,240	234,819
Seneca Foods Corp., Class A(a)	440	23,870
Simply Good Foods Co. (The)(a)	5,330	221,994
Tootsie Roll Industries, Inc.	1,046	36,622
TreeHouse Foods, Inc.(a)	3,450	108,675
		3,248,614
GAS UTILITIES (1.2%)
Chesapeake Utilities Corp.	990	123,918
National Fuel Gas Co.	5,340	374,494
New Jersey Resources Corp.	6,230	268,887
Northwest Natural Holding Co.	1,440	68,875
ONE Gas, Inc.	3,260	275,046
South Jersey Industries, Inc.	6,750	230,783
Southwest Gas Holdings, Inc.	3,330	293,406
Spire, Inc.	3,050	221,888
UGI Corp.	12,880	441,784
		2,299,081
HEALTH CARE EQUIPMENT & SUPPLIES (3.1%)
AngioDynamics, Inc.(a)	2,440	51,362
Artivion, Inc.(a)	2,660	53,971
Avanos Medical, Inc.(a)	3,140	91,562
BioLife Solutions, Inc.(a)	1,960	24,833
Cardiovascular Systems, Inc.(a)	2,550	47,685
CONMED Corp.	1,760	234,010
Cutera, Inc.(a)	1,020	55,396
Enovis Corp.(a)	2,743	177,960
Envista Holdings Corp.(a)	9,830	389,465
Glaukos Corp.(a)	2,840	134,304
Globus Medical, Inc., Class A(a)	4,900	324,478
Haemonetics Corp.(a)	3,030	153,530
Heska Corp.(a)	630	69,199
ICU Medical, Inc.(a)	1,194	255,504
Inogen, Inc.(a)	1,300	32,864
Integer Holdings Corp.(a)	2,010	151,092
Integra LifeSciences Holdings Corp.(a)	4,790	292,956

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Lantheus Holdings, Inc.(a)	4,155	$ 275,934
LeMaitre Vascular, Inc.	1,310	56,605
LivaNova PLC(a)	3,180	243,779
Masimo Corp.(a)	2,980	336,651
Meridian Bioscience, Inc.(a)	2,800	71,652
Merit Medical Systems, Inc.(a)	3,325	206,183
Mesa Laboratories, Inc.	280	59,816
Natus Medical, Inc.(a)	2,130	70,865
Neogen Corp.(a)	6,678	176,299
NuVasive, Inc.(a)	3,220	165,637
Omnicell, Inc.(a)	2,640	288,209
OraSure Technologies, Inc.(a)	3,830	23,516
Orthofix Medical, Inc.(a)	1,110	34,410
Penumbra, Inc.(a)	2,070	357,199
Quidel Corp.(a)	2,240	225,389
STAAR Surgical Co.(a)	2,870	163,848
Surmodics, Inc.(a)	870	33,634
Tactile Systems Technology, Inc.(a)	1,420	23,970
Tandem Diabetes Care, Inc.(a)	3,850	371,448
Varex Imaging Corp.(a)	2,360	46,846
Zynex, Inc.	2,013	12,823
		5,784,884
HEALTH CARE PROVIDERS & SERVICES (2.5%)
Acadia Healthcare Co., Inc.(a)	5,540	376,055
Addus HomeCare Corp.(a)	1,040	87,651
Amedisys, Inc.(a)	1,949	248,790
AMN Healthcare Services, Inc.(a)	2,830	276,632
Apollo Medical Holdings, Inc.(a)	2,330	84,998
Chemed Corp.	891	437,828
CorVel Corp.(a)	620	96,150
Covetrus, Inc.(a)	6,590	90,942
Cross Country Healthcare, Inc.(a)	2,380	44,601
Encompass Health Corp.	6,190	426,058
Ensign Group, Inc. (The)	3,320	266,696
Fulgent Genetics, Inc.(a)	1,210	66,405
Hanger, Inc.(a)	2,770	45,539
HealthEquity, Inc.(a)	5,030	313,470
Joint Corp. (The)(a)	940	28,689
LHC Group, Inc.(a)	1,920	318,432
ModivCare, Inc.(a)	760	79,017
Option Care Health, Inc.(a)	9,030	269,816
Owens & Minor, Inc.	4,565	162,012
Patterson Cos., Inc.	5,780	177,851
Pennant Group, Inc. (The)(a)	1,955	32,042
Progyny, Inc.(a)	4,350	167,258
R1 RCM, Inc.(a)	9,020	203,130
	Shares	Value
RadNet, Inc.(a)	3,160	$ 61,620
Select Medical Holdings Corp.	7,470	168,897
Tivity Health, Inc.(a)	2,553	82,028
U.S. Physical Therapy, Inc.	820	85,091
		4,697,698
HEALTH CARE TECHNOLOGY (0.2%)
Allscripts Healthcare Solutions, Inc.(a)	7,896	163,131
Computer Programs and Systems, Inc.(a)	890	28,409
HealthStream, Inc.(a)	1,710	32,661
NextGen Healthcare, Inc.(a)	4,380	82,563
OptimizeRx Corp.(a)	1,210	34,013
Simulations Plus, Inc.	1,100	51,326
		392,103
HOTELS, RESTAURANTS & LEISURE (1.7%)
Choice Hotels International, Inc.	2,220	311,821
Cracker Barrel Old Country Store, Inc.	1,510	167,595
Dine Brands Global, Inc.	1,190	85,311
El Pollo Loco Holdings, Inc.(a)	2,780	29,607
Fiesta Restaurant Group, Inc.(a)	1,990	13,532
Jack in the Box, Inc.	1,460	120,830
Marriott Vacations Worldwide Corp.	2,576	384,674
Papa John's International, Inc.	2,090	190,294
Shake Shack, Inc., Class A(a)	2,540	146,888
Six Flags Entertainment Corp.(a)	5,010	191,733
Texas Roadhouse, Inc.	3,860	317,794
Travel + Leisure Co.	5,660	314,017
Wendy's Co. (The)	13,320	263,203
Wingstop, Inc.	1,860	170,674
Wyndham Hotels & Resorts, Inc.	6,010	528,639
		3,236,612
HOUSEHOLD DURABLES (1.8%)
Cavco Industries, Inc.(a)	490	115,763
Century Communities, Inc.	1,870	98,586
Ethan Allen Interiors, Inc.	1,690	40,121
Helen of Troy Ltd.(a)	1,410	302,459
Installed Building Products, Inc.	1,490	119,900
iRobot Corp.(a)	1,580	80,027
KB Home	5,740	186,148
La-Z-Boy, Inc.	2,770	72,796
Leggett & Platt, Inc.	8,050	286,822
LGI Homes, Inc.(a)	1,310	122,760
M.D.C Holdings, Inc.	4,213	155,502
M/I Homes, Inc.(a)	1,960	86,789
Meritage Homes Corp.(a)	2,240	184,912

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Taylor Morrison Home Corp.(a)	8,022	$ 210,096
Tempur Sealy International, Inc.	11,940	323,693
Toll Brothers, Inc.	7,240	335,719
TopBuild Corp.(a)	1,960	355,034
Tri Pointe Homes, Inc.(a)	7,910	163,500
Tupperware Brands Corp.(a)	3,130	55,025
Universal Electronics, Inc.(a)	870	25,665
		3,321,317
HOUSEHOLD PRODUCTS (0.2%)
Central Garden & Pet Co.(a)	490	21,457
Central Garden & Pet Co., Class A(a)	2,790	115,450
Energizer Holdings, Inc.	4,160	126,007
WD-40 Co.	792	145,712
		408,626
INSURANCE (3.6%)
Alleghany Corp.(a)	737	616,500
Ambac Financial Group, Inc.(a)	3,130	24,195
American Equity Investment Life Holding Co.	5,410	204,065
American Financial Group, Inc.	3,890	538,687
AMERISAFE, Inc.	960	44,496
Assured Guaranty Ltd.	4,070	224,460
Brighthouse Financial, Inc.(a)	4,590	235,742
CNO Financial Group, Inc.	8,370	202,052
eHealth, Inc.(a)	1,790	14,410
Employers Holdings, Inc.	1,790	70,419
First American Financial Corp.	6,480	377,849
Genworth Financial, Inc., Class A(a)	32,420	120,278
Hanover Insurance Group, Inc. (The)	1,950	286,299
HCI Group, Inc.	520	33,327
Horace Mann Educators Corp.	2,710	107,993
James River Group Holdings Ltd.	2,340	55,481
Kemper Corp.	3,592	165,807
Kinsale Capital Group, Inc.	1,280	283,763
Mercury General Corp.	1,810	91,278
Old Republic International Corp.	18,870	415,329
Palomar Holdings, Inc.(a)	1,510	82,219
Primerica, Inc.	2,250	291,510
ProAssurance Corp.	3,130	76,904
Reinsurance Group of America, Inc.	3,860	414,255
RenaissanceRe Holdings Ltd.	2,540	364,541
RLI Corp.	2,410	276,620
Safety Insurance Group, Inc.	790	67,972
Selective Insurance Group, Inc.	3,530	290,731
Selectquote, Inc.(a)	7,030	14,482
	Shares	Value
SiriusPoint Ltd.(a)	12,150	$ 76,302
Stewart Information Services Corp.	1,620	83,592
Trupanion, Inc.(a)	2,050	130,421
United Fire Group, Inc.	1,750	51,258
Universal Insurance Holdings, Inc.	2,360	29,642
Unum Group	12,610	384,857
		6,747,736
INTERACTIVE MEDIA & SERVICES (0.3%)
Cars.com, Inc.(a)	3,830	42,590
QuinStreet, Inc.(a)	3,500	33,285
TripAdvisor, Inc.(a)	6,380	163,775
Yelp, Inc.(a)	4,470	145,409
Ziff Davis, Inc.(a)	2,860	252,709
		637,768
INTERNET & DIRECT MARKETING RETAIL (0.1%)
Liquidity Services, Inc.(a)	1,830	26,389
PetMed Express, Inc.	1,470	32,193
Shutterstock, Inc.	1,410	106,765
		165,347
IT SERVICES (2.1%)
Alliance Data Systems Corp.	2,880	157,824
Concentrix Corp.	2,548	401,259
CSG Systems International, Inc.	2,130	130,931
Euronet Worldwide, Inc.(a)	2,910	354,002
EVERTEC, Inc.	4,250	167,450
ExlService Holdings, Inc.(a)	2,000	272,300
Genpact Ltd.	11,100	446,997
Kyndryl Holdings, Inc.(a)	11,070	131,622
LiveRamp Holdings, Inc.(a)	4,070	127,472
MAXIMUS, Inc.	3,740	272,571
Perficient, Inc.(a)	1,980	196,832
Sabre Corp.(a)	18,980	198,721
TTEC Holdings, Inc.	1,230	90,786
Unisys Corp.(a)	4,120	58,545
Western Union Co. (The)	23,700	397,212
WEX, Inc.(a)	2,602	432,557
		3,837,081
LEISURE PRODUCTS (1.0%)
Brunswick Corp.	4,500	340,245
Callaway Golf Co.(a)	7,640	167,622
Mattel, Inc.(a)	21,560	524,124
Polaris, Inc.	3,330	316,150
Sturm Ruger & Co., Inc.	1,030	70,194

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Vista Outdoor, Inc.(a)	3,530	$ 124,362
YETI Holdings, Inc.(a)	5,560	271,717
		1,814,414
LIFE SCIENCES TOOLS & SERVICES (1.0%)
Azenta, Inc.	4,340	325,326
Bruker Corp.	6,250	359,312
Medpace Holdings, Inc.(a)	1,710	228,405
NeoGenomics, Inc.(a)	7,740	73,143
Repligen Corp.(a)	3,050	479,582
Syneos Health, Inc.(a)	6,140	448,773
		1,914,541
MACHINERY (4.1%)
AGCO Corp.	3,510	447,174
Alamo Group, Inc.	370	46,783
Albany International Corp., Class A	1,870	146,271
Astec Industries, Inc.	1,290	50,439
Barnes Group, Inc.	2,990	100,404
Chart Industries, Inc.(a)	2,080	351,146
CIRCOR International, Inc.(a)	1,050	20,633
Crane Co.	2,870	276,180
Donaldson Co., Inc.	7,660	375,646
Enerpac Tool Group Corp.	3,220	64,658
EnPro Industries, Inc.	1,120	104,395
Esab Corp.(a)	2,743	128,937
ESCO Technologies, Inc.	1,470	91,802
Federal Signal Corp.	3,710	126,251
Flowserve Corp.	8,180	267,568
Franklin Electric Co., Inc.	2,340	163,660
Graco, Inc.	10,220	633,844
Greenbrier Cos., Inc. (The)	1,910	81,576
Hillenbrand, Inc.	4,550	185,731
ITT, Inc.	4,950	347,589
John Bean Technologies Corp.	1,805	212,791
Kennametal, Inc.	5,110	131,480
Lincoln Electric Holdings, Inc.	3,310	445,956
Lindsay Corp.	540	72,981
Meritor, Inc.(a)	4,300	154,413
Middleby Corp. (The)(a)	3,240	498,604
Mueller Industries, Inc.	3,460	187,359
Oshkosh Corp.	3,790	350,348
Proto Labs, Inc.(a)	1,640	69,880
SPX Corp.(a)	2,730	114,387
Standex International Corp.	600	56,424
Tennant Co.	980	63,288
Terex Corp.	4,240	144,160
	Shares	Value
Timken Co. (The)	4,270	$ 246,123
Titan International, Inc.(a)	3,580	49,619
Toro Co. (The)	6,180	495,203
Trinity Industries, Inc.	5,430	150,628
Wabash National Corp.	3,350	47,939
Watts Water Technologies, Inc., Class A	1,560	198,838
		7,701,108
MARINE (0.2%)
Kirby Corp.(a)	3,490	227,548
Matson, Inc.	2,470	212,469
		440,017
MEDIA (0.8%)
AMC Networks, Inc., Class A(a)	1,770	57,755
Cable One, Inc.	284	331,201
EW Scripps Co. (The), Class A(a)	4,230	69,626
Gannett Co., Inc.(a)	9,232	37,020
John Wiley & Sons, Inc., Class A	2,810	143,001
Loyalty Ventures, Inc.(a)	1,512	19,338
New York Times Co. (The), Class A	10,110	387,415
Scholastic Corp.	2,000	73,700
TechTarget, Inc.(a)	1,660	111,735
TEGNA, Inc.	13,770	303,628
Thryv Holdings, Inc.(a)	1,120	28,930
		1,563,349
METALS & MINING (3.0%)
Alcoa Corp.	10,780	730,884
Allegheny Technologies, Inc.(a)	7,680	208,742
Arconic Corp.(a)	6,430	161,779
Carpenter Technology Corp.	2,900	110,722
Century Aluminum Co.(a)	3,330	56,177
Cleveland-Cliffs, Inc.(a)	27,858	710,100
Commercial Metals Co.	7,210	295,610
Compass Minerals International, Inc.	2,030	120,034
Haynes International, Inc.	650	25,402
Kaiser Aluminum Corp.	750	72,375
Materion Corp.	1,200	102,180
Olympic Steel, Inc.	700	24,031
Reliance Steel & Aluminum Co.	3,440	681,980
Royal Gold, Inc.	5,040	657,619
Steel Dynamics, Inc.	10,910	935,533
SunCoke Energy, Inc.	6,340	52,749
TimkenSteel Corp.(a)	2,885	59,633
United States Steel Corp.	15,480	471,985

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Warrior Met Coal, Inc.	3,140	$ 106,980
Worthington Industries, Inc.	2,010	95,616
		5,680,131
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (0.4%)
Apollo Commercial Real Estate Finance, Inc.	9,200	110,768
Armour Residential REIT, Inc.	3,580	26,277
Ellington Financial, Inc.	2,800	45,332
Franklin BSP Realty Trust, Inc.	2,986	39,594
Granite Point Mortgage Trust, Inc.	3,550	34,542
Invesco Mortgage Capital, Inc.	14,479	25,194
KKR Real Estate Finance Trust, Inc.	3,250	61,750
New York Mortgage Trust, Inc.	22,570	72,675
Pennymac Mortgage Investment Trust	6,300	96,642
Ready Capital Corp.	4,730	68,916
Redwood Trust, Inc.	7,420	71,974
Two Harbors Investment Corp.	16,750	80,568
		734,232
MULTILINE RETAIL (0.7%)
Big Lots, Inc.	2,030	62,727
Kohl's Corp.	8,270	478,668
Macy's, Inc.	18,230	440,619
Nordstrom, Inc.	7,120	182,984
Ollie's Bargain Outlet Holdings, Inc.(a)	3,760	180,668
		1,345,666
MULTI-UTILITIES (0.4%)
Avista Corp.	4,270	173,234
Black Hills Corp.	3,920	287,101
NorthWestern Corp.	3,350	189,911
Unitil Corp.	900	45,900
		696,146
OIL, GAS & CONSUMABLE FUELS (3.5%)
Antero Midstream Corp.	20,950	215,156
Callon Petroleum Co.(a)	2,735	140,223
Civitas Resources, Inc.	4,160	243,859
CNX Resources Corp.(a)	12,620	259,341
CONSOL Energy, Inc.(a)	2,007	95,433
Dorian LPG Ltd.	1,410	20,755
DT Midstream, Inc.	5,800	311,750
EQT Corp.	17,990	715,102
Equitrans Midstream Corp.	24,280	190,841
Green Plains, Inc.(a)	3,320	93,192
HF Sinclair Corp.(a)	9,240	351,305
Laredo Petroleum, Inc.(a)	827	58,891
	Shares	Value
Matador Resources Co.	6,410	$ 312,936
Murphy Oil Corp.	8,700	331,296
Par Pacific Holdings, Inc.(a)	3,510	51,492
PBF Energy, Inc., Class A(a)	6,220	180,753
PDC Energy, Inc.	5,438	379,246
Range Resources Corp.(a)	15,010	449,399
Ranger Oil Corp., Class A(a)	1,250	39,813
Renewable Energy Group, Inc.(a)	3,000	183,180
REX American Resources Corp.(a)	220	18,619
SM Energy Co.	7,100	252,263
Southwestern Energy Co.(a)	57,540	431,550
Talos Energy, Inc.(a)	3,750	68,138
Targa Resources Corp.	13,360	980,758
World Fuel Services Corp.	3,790	91,794
		6,467,085
PAPER & FOREST PRODUCTS (0.3%)
Clearwater Paper Corp.(a)	1,050	34,766
Glatfelter Corp.	3,040	33,440
Louisiana-Pacific Corp.	5,120	330,342
Mercer International, Inc.	4,510	72,205
Neenah, Inc.	950	33,630
Sylvamo Corp.(a)	2,360	105,374
		609,757
PERSONAL PRODUCTS (0.5%)
BellRing Brands, Inc.(a)	4,418	94,678
Coty, Inc., Class A(a)	20,900	169,499
Edgewell Personal Care Co.	3,380	128,913
elf Beauty, Inc.(a)	2,700	65,691
Inter Parfums, Inc.	1,130	92,355
Medifast, Inc.	690	123,068
Nu Skin Enterprises, Inc., Class A	3,130	133,463
USANA Health Sciences, Inc.(a)	700	53,662
		861,329
PHARMACEUTICALS (0.9%)
Amphastar Pharmaceuticals, Inc.(a)	3,210	113,859
ANI Pharmaceuticals, Inc.(a)	800	23,608
Cara Therapeutics, Inc.(a)	2,880	25,113
Collegium Pharmaceutical, Inc.(a)	2,440	39,284
Harmony Biosciences Holdings, Inc.(a)	1,420	63,957
Innoviva, Inc.(a)	4,480	76,429
Jazz Pharmaceuticals PLC(a)	3,590	575,190
Nektar Therapeutics(a)	10,740	44,356
Pacira BioSciences, Inc.(a)	2,760	205,813
Perrigo Co. PLC	8,050	276,115

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Phibro Animal Health Corp., Class A	1,400	$ 25,186
Prestige Consumer Healthcare, Inc.(a)	3,180	173,819
Supernus Pharmaceuticals, Inc.(a)	3,490	97,371
		1,740,100
PROFESSIONAL SERVICES (2.0%)
ASGN, Inc.(a)	3,030	343,754
CACI International, Inc., Class A(a)	1,337	354,706
Exponent, Inc.	3,060	293,179
Forrester Research, Inc.(a)	780	43,438
FTI Consulting, Inc.(a)	2,040	321,728
Heidrick & Struggles International, Inc.	1,020	32,599
Insperity, Inc.	2,160	229,068
KBR, Inc.	8,540	420,424
Kelly Services, Inc., Class A	12,280	236,881
Korn Ferry	3,280	201,523
ManpowerGroup, Inc.	4,930	444,686
ManTech International Corp., Class A	1,680	134,971
Resources Connection, Inc.	2,440	41,944
Science Applications International Corp.	3,464	288,309
TrueBlue, Inc.(a)	9,870	252,376
		3,639,586
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.6%)
Douglas Elliman, Inc.	2,230	13,514
Jones Lang LaSalle, Inc.(a)	3,758	821,987
Marcus & Millichap, Inc.	1,880	84,205
RE/MAX Holdings, Inc., Class A	930	21,818
Realogy Holdings Corp.(a)	7,430	81,433
St Joe Co. (The)	2,250	119,722
		1,142,679
ROAD & RAIL (1.5%)
ArcBest Corp.	1,500	108,240
Avis Budget Group, Inc.(a)	2,340	626,348
Heartland Express, Inc.	2,983	41,165
Knight-Swift Transportation Holdings, Inc.	9,840	471,237
Landstar System, Inc.	2,140	331,486
Marten Transport Ltd.	5,189	90,185
Ryder System, Inc.	5,560	388,644
Saia, Inc.(a)	1,530	315,119
Werner Enterprises, Inc.	4,020	159,313
XPO Logistics, Inc.(a)	5,970	321,126
		2,852,863
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.2%)
Amkor Technology, Inc.	6,260	117,751
Axcelis Technologies, Inc.(a)	1,920	104,544
	Shares	Value
CEVA, Inc.(a)	1,400	$ 50,876
Cirrus Logic, Inc.(a)	3,300	250,140
CMC Materials, Inc.	1,620	289,834
Cohu, Inc.(a)	3,030	80,477
Diodes, Inc.(a)	2,580	188,417
First Solar, Inc.(a)	5,790	422,844
FormFactor, Inc.(a)	4,660	177,593
Ichor Holdings Ltd.(a)	1,700	49,487
Kulicke & Soffa Industries, Inc.	3,640	168,932
Lattice Semiconductor Corp.(a)	8,080	388,163
MaxLinear, Inc.(a)	4,270	204,405
MKS Instruments, Inc.	3,100	353,338
Onto Innovation, Inc.(a)	2,839	201,966
PDF Solutions, Inc.(a)	1,850	43,013
Photronics, Inc.(a)	3,790	56,812
Power Integrations, Inc.	3,490	279,200
Rambus, Inc.(a)	6,750	168,143
Semtech Corp.(a)	3,800	226,480
Silicon Laboratories, Inc.(a)	2,190	295,453
SiTime Corp.(a)	890	150,027
SMART Global Holdings, Inc.(a)	2,820	63,901
SunPower Corp.(a)	5,220	86,182
Synaptics, Inc.(a)	2,280	338,443
Ultra Clean Holdings, Inc.(a)	2,670	83,224
Universal Display Corp.	3,710	473,878
Veeco Instruments, Inc.(a)	3,049	69,883
Wolfspeed, Inc.(a)	7,080	649,307
		6,032,713
SOFTWARE (3.5%)
8x8, Inc.(a)	7,020	64,373
ACI Worldwide, Inc.(a)	7,240	199,969
Agilysys, Inc.(a)	1,330	48,957
Alarm.com Holdings, Inc.(a)	2,900	177,132
Aspen Technology, Inc.(a)	3,910	619,891
Blackbaud, Inc.(a)	2,560	148,506
Bottomline Technologies DE, Inc.(a)	2,490	140,984
CDK Global, Inc.	7,320	398,281
Cerence, Inc.(a)	2,290	67,555
CommVault Systems, Inc.(a)	2,770	168,970
Consensus Cloud Solution, Inc.(a)	950	50,084
Digital Trubine, Inc.(a)	5,390	170,594
Ebix, Inc.	1,630	48,574
Envestnet, Inc.(a)	3,330	265,201
Fair Isaac Corp.(a)	1,548	578,193
InterDigital, Inc.	1,830	104,036
LivePerson, Inc.(a)	4,190	94,778

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Manhattan Associates, Inc.(a)	3,710	$ 484,341
Mimecast Ltd.(a)	3,830	305,174
NCR Corp.(a)	7,910	277,087
OneSpan, Inc.(a)	2,560	36,173
Paylocity Holding Corp.(a)	2,330	441,838
Progress Software Corp.	2,750	131,945
Qualys, Inc.(a)	2,010	273,923
Sailpoint Technologies Holdings, Inc.(a)	5,850	373,406
SPS Commerce, Inc.(a)	2,140	256,008
Teradata Corp.(a)	6,380	263,813
Vonage Holdings Corp.(a)	15,540	310,178
Xperi Holding Corp.	6,239	97,328
		6,597,292
SPECIALTY RETAIL (3.5%)
Aaron's Co., Inc. (The)	2,165	44,447
Abercrombie & Fitch Co., Class A(a)	3,810	131,750
Academy Sports & Outdoors, Inc.	4,430	165,505
American Eagle Outfitters, Inc.	9,910	149,740
America's Car-Mart, Inc.(a)	380	30,723
Asbury Automotive Group, Inc.(a)	1,380	253,520
AutoNation, Inc.(a)	2,470	286,298
Barnes & Noble Education, Inc.(a)	2,970	9,029
Bed Bath & Beyond, Inc.(a)	6,050	82,340
Boot Barn Holdings, Inc.(a)	1,790	161,207
Buckle, Inc. (The)	2,055	63,828
Caleres, Inc.	2,455	56,293
Cato Corp. (The), Class A	1,420	19,241
Chico's FAS, Inc.(a)	8,030	42,559
Children's Place, Inc. (The)(a)	800	37,064
Conn's, Inc.(a)	1,590	24,884
Designer Brands, Inc., Class A	4,540	62,743
Dick's Sporting Goods, Inc.	3,770	363,503
Five Below, Inc.(a)	3,330	523,143
Foot Locker, Inc.	5,630	165,015
GameStop Corp., Class A(a)	3,640	455,255
Gap, Inc. (The)	20,330	252,499
Genesco, Inc.(a)	810	50,244
Group 1 Automotive, Inc.	1,030	179,364
Guess?, Inc.	2,710	60,894
Haverty Furniture Cos., Inc.	1,190	29,548
Hibbett, Inc.	930	40,157
Lithia Motors, Inc., Class A	1,790	506,803
Lumber Liquidators Holdings, Inc.(a)	2,090	28,863
MarineMax, Inc.(a)	1,410	57,697
Monro, Inc.	2,265	103,578
ODP Corp. (The)(a)	2,878	123,840
	Shares	Value
Rent-A-Center, Inc.	3,950	$ 95,274
RH (a)	1,040	349,565
Sally Beauty Holdings, Inc.(a)	7,200	108,864
Shoe Carnival, Inc.	1,370	41,360
Signet Jewelers Ltd.	3,130	219,726
Sleep Number Corp.(a)	1,460	59,218
Sonic Automotive, Inc., Class A	1,620	68,931
Urban Outfitters, Inc.(a)	4,430	105,434
Victoria's Secret & Co.(a)	4,430	208,742
Williams-Sonoma, Inc.	5,510	718,945
Zumiez, Inc.(a)	1,460	53,480
		6,591,113
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (0.2%)
3D Systems Corp.(a)	7,700	87,318
Diebold Nixdorf, Inc.(a)	5,640	23,124
Xerox Holdings Corp.	9,210	160,254
		270,696
TEXTILES, APPAREL & LUXURY GOODS (1.9%)
Capri Holdings Ltd.(a)	8,820	420,714
Carter's, Inc.	2,450	206,388
Columbia Sportswear Co.	4,300	353,288
Crocs, Inc.(a)	3,490	231,841
Deckers Outdoor Corp.(a)	2,230	592,622
Fossil Group, Inc.(a)	19,380	191,474
G-III Apparel Group Ltd.(a)	2,890	76,527
Hanesbrands, Inc.	25,140	333,356
Kontoor Brands, Inc.	3,020	119,985
Movado Group, Inc.	6,130	220,496
Oxford Industries, Inc.	890	79,744
Skechers USA, Inc., Class A(a)	8,210	314,443
Steven Madden Ltd.	4,875	200,168
Unifi, Inc.(a)	1,130	16,577
Vera Bradley, Inc.(a)	2,520	15,498
Wolverine World Wide, Inc.	5,130	101,677
		3,474,798
THRIFTS & MORTGAGE FINANCE (1.0%)
Axos Financial, Inc.(a)	3,410	129,171
Capitol Federal Financial, Inc.	6,050	58,261
Essent Group Ltd.	6,580	266,687
Flagstar Bancorp, Inc.	3,150	111,195
MGIC Investment Corp.	19,610	256,107
Mr. Cooper Group, Inc.(a)	4,490	201,915
New York Community Bancorp, Inc.	27,620	255,209
NMI Holdings, Inc., Class A(a)	5,270	96,863

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2022
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Northfield Bancorp, Inc.	4,010	$ 52,491
Provident Financial Services, Inc.	3,730	82,545
TrustCo Bank Corp. NY	800	24,920
Walker & Dunlop, Inc.	1,710	204,790
WSFS Financial Corp.	3,730	149,461
		1,889,615
TRADING COMPANIES & DISTRIBUTORS (1.1%)
Applied Industrial Technologies, Inc.	2,180	228,224
Boise Cascade Co.	2,300	173,834
DXP Enterprises, Inc.(a)	1,150	27,175
GATX Corp.	2,040	210,916
GMS, Inc.(a)	2,540	121,793
MSC Industrial Direct Co., Inc., Class A	2,730	226,208
NOW, Inc.(a)	7,140	77,826
Univar Solutions, Inc.(a)	10,530	306,634
Veritiv Corp.(a)	810	113,837
Watsco, Inc.	1,830	488,207
		1,974,654
WATER UTILITIES (0.6%)
American States Water Co.	2,340	184,065
California Water Service Group	3,190	165,465
Essential Utilities, Inc.	14,582	652,690
Middlesex Water Co.	1,080	96,066
		1,098,286
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Shenandoah Telecommunications Co.	2,630	53,126
Telephone and Data Systems, Inc.	6,680	122,378
		175,504
TOTAL COMMON STOCKS (COST $172,781,050)		184,048,566
	Shares	Value
RIGHT (0.0%)
BIOTECHNOLOGY (0.0%)
Progenics Pharmaceuticals, Inc.(a)(b)	7,180	$ —
TOTAL RIGHT (COST $—)		—
MONEY MARKET FUND (1.4%)
Northern Institutional Treasury Portfolio (Premier Class), 0.18%(c)	2,597,221	2,597,221
TOTAL MONEY MARKET FUND (COST $2,597,221)		2,597,221
TOTAL INVESTMENTS (COST $175,378,271) 99.9%		186,645,787
OTHER ASSETS IN EXCESS OF LIABILITIES 0.1%		126,736
NET ASSETS 100.0%		$ 186,772,523
Amounts designated as ‘‘—’’ are $0 or have been rounded to $0.

(a)	Represents non-income producing security.
(b)	Security was fair valued based upon procedures approved by the Board of Trustees. This security has zero value and is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)
(c)	7-day current yield as of April 30, 2022 is disclosed.

PLC — Public Limited Company
REIT — Real Estate Investment Trust

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES — April 30, 2022

	Steward Covered Call Income Fund	Steward Equity Market Neutral Fund	Steward Global Equity Income Fund
Assets:
Investments, at value (cost $25,551,757, $28,637,285 and $265,962,552, respectively)	$ 23,522,522	$ 26,607,847	$ 294,816,810
Interest and dividend receivable	35,946	21,396	922,973
Receivable for investments sold	—	601,608	—
Receivable for capital shares issued	126,406	137,517	380,281
Reclaims receivable	—	—	83,764
Prepaid investment advisory fees	19,282	—	—
Prepaid expenses and other assets	6,258	5,484	10,203
Cash Held at Broker	—	24,254,296	—
Total assets	23,710,414	51,628,148	296,214,031
Liabilities:
Payable for capital shares redeemed	8,339	10,630	288,991
Short positions at fair value (proceeds $0, $26,913,407 and $0, respectively)	—	22,906,126	—
Written options at fair value (premiums received $414,098, $0 and $0, respectively)	409,832	—	—
Accrued expenses and other payables:
Investment advisory fees	10,441	21,107	157,794
Administration fees	1,253	1,583	18,935
Distribution fees - Class A	31	130	7,179
Distribution fees - Class C	366	—	1,334
Sub-accounting service fees - Class A	3	—	1,602
Sub-accounting service fees - Class C	28	—	127
Sub-accounting service fees - Institutional Class	2,764	4,336	23,661
Fund accounting and sub-administration fees	10,667	10,667	27,790
Transfer agent fees	5,000	1,250	5,000
Custodian fees	5,798	954	10,018
Printing fees	2,729	2,777	5,327
Professional fees	3,554	4,494	55,225
Other accrued liabilities	1,833	12,545	1,833
Due to Broker	—	2,228,078	—
Total liabilities	462,638	25,204,677	604,816
Net Assets	$ 23,247,776	$ 26,423,471	$ 295,609,215
Composition of Net Assets:
Capital (par value and paid-in surplus)	25,125,166	24,988,242	253,025,029
Total distributable earnings/(accumulated deficit)	(1,877,390)	1,435,229	42,584,186
Net Assets	$ 23,247,776	$ 26,423,471	$ 295,609,215
Class A
Net Assets	$ 93,319	$ 341,934	$ 19,324,856
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	11,978	12,918	600,244
Net asset value, offering and redemption price per share(a)	$ 7.79	$ 26.47	$ 32.19
Class C
Net Assets	$ 201,981	—	$ 811,900
Shares authorized	15,000,000	—	15,000,000
Shares issued and outstanding ($0.001 par value)	25,979	—	23,922
Net asset value, offering and redemption price per share(a)	$ 7.77	—	$ 33.94
Class R6
Net Assets	$ 927	—	$ 309,509
Shares authorized	16,000,000	—	16,000,000
Shares issued and outstanding ($0.001 par value)	118	—	10,287
Net asset value, offering and redemption price per share(a)	$ 7.85	—	$ 30.09
Institutional Class
Net Assets	$ 22,951,549	$ 26,081,537	$ 275,162,950
Shares authorized	20,000,000	20,000,000	20,000,000
Shares issued and outstanding ($0.001 par value)	2,916,706	983,594	8,537,613
Net asset value, offering and redemption price per share(a)	$ 7.87	$ 26.52	$ 32.23
Amounts designated as "—" are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and shares outstanding.

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES — April 30, 2022

	Steward International Enhanced Index Fund	Steward Large Cap Core Fund	Steward Large Cap Growth Fund
Assets:
Investments, at value (cost $209,056,232, $77,720,370 and $48,950,976, respectively)	$ 208,861,051	$ 69,785,978	$ 42,955,801
Interest and dividend receivable	743,318	47,871	12,826
Receivable for investments sold	—	218,430	99,195
Receivable for capital shares issued	88,281	1,966,283	89,843
Reclaims receivable	120,530	—	—
Prepaid expenses and other assets	3,627	15,970	12,070
Total assets	209,816,807	72,034,532	43,169,735
Liabilities:
Payable for investments purchased	1,831,508	202,739	122,744
Payable for capital shares redeemed	286,522	1,959,673	14,973
Accrued expenses and other payables:
Investment advisory fees	65,655	29,495	18,735
Administration fees	13,491	4,424	2,810
Distribution fees - Class A	2,388	189	62
Sub-accounting service fees - Class A	217	—	—
Sub-accounting service fees - Institutional Class	5,716	—	—
Fund accounting and sub-administration fees	18,714	10,667	10,667
Transfer agent fees	5,000	1,250	1,250
Custodian fees	6,183	2,225	1,572
Printing fees	4,569	3,231	2,984
Professional fees	40,335	13,347	8,634
Other accrued liabilities	1,833	7,007	7,002
Total liabilities	2,282,131	2,234,247	191,433
Net Assets	$ 207,534,676	$ 69,800,285	$ 42,978,302
Composition of Net Assets:
Capital (par value and paid-in surplus)	204,966,558	79,534,635	50,915,313
Total distributable earnings/(accumulated deficit)	2,568,118	(9,734,350)	(7,937,011)
Net Assets	$ 207,534,676	$ 69,800,285	$ 42,978,302
Class A
Net Assets	$ 5,158,538	$ 312,851	$ 189,299
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	234,829	14,524	9,166
Net asset value, offering and redemption price per share(a)	$ 21.97	$ 21.54	$ 20.65
Class C
Net Assets	$ 900	—	—
Shares authorized	15,000,000	—	—
Shares issued and outstanding ($0.001 par value)	50	—	—
Net asset value, offering and redemption price per share(a)	$ 17.92	—	—
Class R6
Net Assets	$ 605,754	—	—
Shares authorized	16,000,000	—	—
Shares issued and outstanding ($0.001 par value)	33,049	—	—
Net asset value, offering and redemption price per share(a)	$ 18.33	—	—
Institutional Class
Net Assets	$ 201,769,484	$ 69,487,434	$ 42,789,003
Shares authorized	20,000,000	20,000,000	20,000,000
Shares issued and outstanding ($0.001 par value)	9,180,400	3,223,324	2,069,581
Net asset value, offering and redemption price per share(a)	$ 21.98	$ 21.56	$ 20.68
Amounts designated as "—" are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and shares outstanding.

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES — April 30, 2022

	Steward Large Cap Value Fund	Steward Select Bond Fund	Steward Small Cap Growth Fund
Assets:
Investments, at value (cost $65,012,181, $164,695,794 and $39,909,669, respectively)	$ 60,814,555	$ 151,606,722	$ 31,355,555
Interest and dividend receivable	77,192	1,080,415	64
Receivable for investments sold	503,754	—	—
Receivable for capital shares issued	24,900	248,030	15,463
Prepaid expenses and other assets	16,544	2,637	14,266
Total assets	61,436,945	152,937,804	31,385,348
Liabilities:
Payable for investments purchased	709,382	—	—
Payable for when-issued securities	—	1,997,250	—
Payable for capital shares redeemed	19,027	102,490	11,006
Accrued expenses and other payables:
Investment advisory fees	26,080	39,742	20,991
Administration fees	3,912	9,463	2,099
Distribution fees - Class A	106	1,799	57
Sub-accounting service fees - Class A	—	295	11
Sub-accounting service fees - Institutional Class	—	7,692	—
Fund accounting and sub-administration fees	10,667	16,418	10,667
Transfer agent fees	1,250	5,000	1,250
Custodian fees	2,242	4,973	849
Printing fees	3,145	3,854	3,871
Professional fees	11,667	27,292	6,449
Other accrued liabilities	7,015	3,024	7,124
Total liabilities	794,493	2,219,292	64,374
Net Assets	$ 60,642,452	$ 150,718,512	$ 31,320,974
Composition of Net Assets:
Capital (par value and paid-in surplus)	65,663,499	165,825,037	40,233,392
Total accumulated deficit	(5,021,047)	(15,106,525)	(8,912,418)
Net Assets	$ 60,642,452	$ 150,718,512	$ 31,320,974
Class A
Net Assets	$ 328,202	$ 3,831,713	$ 166,568
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	14,338	169,625	8,867
Net asset value, offering and redemption price per share(a)	$ 22.89	$ 22.59	$ 18.78
Class C
Net Assets	—	$ 3,989	—
Shares authorized	—	13,000,000	—
Shares issued and outstanding ($0.001 par value)	—	156	—
Net asset value, offering and redemption price per share(a)	—	$ 25.62	—
Class R6
Net Assets	—	$ 924	—
Shares authorized	—	16,000,000	—
Shares issued and outstanding ($0.001 par value)	—	37	—
Net asset value, offering and redemption price per share(a)	—	$ 25.10	—
Institutional Class
Net Assets	$ 60,314,250	$ 146,881,886	$ 31,154,406
Shares authorized	20,000,000	20,000,000	20,000,000
Shares issued and outstanding ($0.001 par value)	2,632,006	6,541,232	1,657,024
Net asset value, offering and redemption price per share(a)	$ 22.92	$ 22.45	$ 18.80
Amounts designated as "—" are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and shares outstanding.

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES — April 30, 2022

	Steward Values-Focused Large Cap Enhanced Index Fund	Steward Values-Focused Small-Mid Cap Enhanced Index Fund
Assets:
Investments, at value (cost $200,824,608 and $175,378,271, respectively)	$ 218,840,325	$ 186,645,787
Interest and dividend receivable	178,480	72,959
Receivable for capital shares issued	172,861	240,644
Prepaid expenses and other assets	5,903	7,886
Total assets	219,197,569	186,967,276
Liabilities:
Payable for capital shares redeemed	107,256	39,202
Accrued expenses and other payables:
Investment advisory fees	41,150	34,514
Administration fees	14,355	12,040
Distribution fees - Class A	3,915	14,468
Distribution fees - Class C	7	—
Sub-accounting service fees - Class A	1,178	1,579
Sub-accounting service fees - Institutional Class	25,851	13,846
Fund accounting and sub-administration fees	22,601	19,691
Transfer agent fees	5,000	5,000
Custodian fees	8,574	12,115
Printing fees	4,633	4,295
Professional fees	43,155	36,170
Other accrued liabilities	1,833	1,833
Total liabilities	279,508	194,753
Net Assets	$ 218,918,061	$ 186,772,523
Composition of Net Assets:
Capital (par value and paid-in surplus)	133,605,735	142,258,113
Total distributable earnings	85,312,326	44,514,410
Net Assets	$ 218,918,061	$ 186,772,523
Class A
Net Assets	$ 11,639,913	$ 47,598,759
Shares authorized	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	288,486	3,321,296
Net asset value, offering and redemption price per share(a)	$ 40.35	$ 14.33
Class C
Net Assets	$ 3,017	$ 869
Shares authorized	15,000,000	15,000,000
Shares issued and outstanding ($0.001 par value)	87	68
Net asset value, offering and redemption price per share(a)	$ 34.56	$ 12.88
Class R6
Net Assets	$ 528,427	$ 401,693
Shares authorized	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	15,041	30,287
Net asset value, offering and redemption price per share(a)	$ 35.13	$ 13.26
Institutional Class
Net Assets	$ 206,746,704	$ 138,771,202
Shares authorized	20,000,000	20,000,000
Shares issued and outstanding ($0.001 par value)	5,145,453	9,461,649
Net asset value, offering and redemption price per share(a)	$ 40.18	$ 14.67
Amounts designated as "—" are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and shares outstanding.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF OPERATIONS — For the year ended April 30, 2022

	Steward Covered Call Income Fund	Steward Equity Market Neutral Fund(1)	Steward Global Equity Income Fund
Investment Income:
Dividends (net of foreign witholding tax of $0, $0 and $587,365, respectively)	$ 412,000	$ 157,951	$ 8,834,451
Interest	173	694	1,150
Total investment income	412,173	158,645	8,835,601
Expenses:
Dividends on securities sold short	—	92,756	—
Brokerage expense on securities sold short	—	58,810	—
Investment advisory fees	175,917	108,807	2,094,332
Administration fees	21,110	8,161	251,320
Distribution fees - Class A	81	196	76,842
Distribution fees - Class C	2,309	—	15,852
Sub-accounting services fees - Class A	41	19	32,566
Sub-accounting services fees - Class C	339	—	1,418
Sub-accounting services fees - Institutional Class	26,046	13,524	318,508
Fund accounting and sub-administration fees	64,038	29,333	151,242
Transfer agent fees	30,000	3,438	30,000
Custodian fees	31,457	3,145	56,494
Registration fees	67,752	3,023	85,762
Directors fees	5,348	1,519	62,959
Professional fees	10,735	5,802	132,637
Printing fees	7,825	2,826	33,852
Miscellaneous fees	14,575	7,242	78,676
Total expenses	457,573	338,601	3,422,460
Fees waived/reimbursed by the Adviser	(173,717)	—	—
Net expenses	283,856	338,601	3,422,460
Net investment income	128,317	(179,956)	5,413,141
Realized and Unrealized Gain/(Loss):
Net realized gains/(losses) from investment transactions and foreign currency translation	5,636,366	(770,238)	41,099,633
Net realized gains on investment securities sold short	—	229,517	—
Net realized gains on options transactions	1,497,226	—	—
Change in unrealized depreciation on investment transactions and foreign currency transactions	(6,065,248)	(2,029,438)	(45,042,441)
Change in unrealized appreciation on investment securities sold short	—	4,007,281	—
Change in unrealized appreciation on options transactions	495,599	—	—
Net realized and unrealized gains/(losses) from investment transactions, foreign currency translations and options transactions	1,563,943	1,437,122	(3,942,808)
Change in net assets resulting from operations	$ 1,692,260	$ 1,257,166	$ 1,470,333
Amounts designated as "—" are $0 or have been rounded to $0.

(1)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF OPERATIONS — For the year ended April 30, 2022

	Steward International Enhanced Index Fund	Steward Large Cap Core Fund(1)	Steward Large Cap Growth Fund(1)
Investment Income:
Dividends (net of foreign witholding tax of $730,172, $56 and $0, respectively)	$ 6,162,612	$ 428,890	$ 175,131
Interest	647	117	13
Total investment income	6,163,259	429,007	175,144
Expenses:
Investment advisory fees	722,985	149,715	97,054
Administration fees	148,559	22,457	14,558
Distribution fees - Class A	18,618	206	88
Sub-accounting services fees - Class A	6,446	10	11
Sub-accounting services fees - Institutional Class	195,905	17,199	14,914
Fund accounting and sub-administration fees	106,342	29,333	29,333
Transfer agent fees	29,999	3,438	3,438
Custodian fees	32,743	6,532	4,809
Registration fees	74,245	6,295	3,670
Directors fees	37,079	4,171	2,652
Professional fees	82,894	16,902	10,993
Printing fees	20,029	3,363	3,076
Miscellaneous fees	52,422	8,958	8,056
Total expenses	1,528,266	268,579	192,652
Fees waived/reimbursed by the Adviser	—	(43,800)	(46,983)
Net expenses	1,528,266	224,779	145,669
Net investment income	4,634,993	204,228	29,475
Realized and Unrealized Gain/(Loss):
Net realized gains/(losses) from investment transactions and foreign currency translation	5,893,363	(1,943,247)	(1,950,529)
Change in unrealized depreciation on investment transactions and foreign currency transactions	(28,658,785)	(7,934,392)	(5,995,175)
Net realized and unrealized losses from investment transactions, foreign currency translations and options transactions	(22,765,422)	(9,877,639)	(7,945,704)
Change in net assets resulting from operations	$ (18,130,429)	$ (9,673,411)	$ (7,916,229)
Amounts designated as "—" are $0 or have been rounded to $0.

(1)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF OPERATIONS — For the year ended April 30, 2022

	Steward Large Cap Value Fund(1)	Steward Select Bond Fund	Steward Small Cap Growth Fund(1)
Investment Income:
Dividends (net of foreign witholding tax of $0, $0 and $736, respectively)	$ 590,412	$ 10,209	$ 94,658
Interest	—	3,627,531	123
Total investment income	590,412	3,637,740	94,781
Expenses:
Investment advisory fees	128,636	564,732	108,253
Administration fees	19,296	134,461	10,825
Distribution fees - Class A	138	14,696	80
Distribution fees - Class C	—	43	—
Sub-accounting services fees - Class A	9	3,106	21
Sub-accounting services fees - Class C	—	9	—
Sub-accounting services fees - Institutional Class	12,857	176,665	7,539
Fund accounting and sub-administration fees	29,333	101,365	29,333
Transfer agent fees	3,438	30,000	3,438
Custodian fees	6,641	29,985	3,141
Registration fees	3,734	72,668	3,449
Directors fees	3,539	33,934	1,962
Professional fees	14,703	68,324	8,214
Printing fees	3,259	20,303	5,442
Miscellaneous fees	8,614	49,099	7,613
Total expenses	234,197	1,299,390	189,310
Fees waived/reimbursed by the Adviser	(41,105)	—	(44,894)
Net expenses	193,092	1,299,390	144,416
Net investment income	397,320	2,338,350	(49,635)
Realized and Unrealized Gain/(Loss):
Net realized gains/(losses) from investment transactions and foreign currency translation	(1,110,138)	261,429	(305,173)
Change in unrealized depreciation on investment transactions and foreign currency transactions	(4,197,626)	(17,076,687)	(8,554,114)
Net realized and unrealized losses from investment transactions, foreign currency translations and options transactions	(5,307,764)	(16,815,258)	(8,859,287)
Change in net assets resulting from operations	$ (4,910,444)	$ (14,476,908)	$ (8,908,922)
Amounts designated as "—" are $0 or have been rounded to $0.

(1)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF OPERATIONS — For the year ended April 30, 2022

	Steward Values-Focused Large Cap Enhanced Index Fund	Steward Values-Focused Small-Mid Cap Enhanced Index Fund
Investment Income:
Dividends (net of foreign witholding tax of $643 and $191, respectively)	$ 4,144,125	$ 2,866,515
Interest	372	464
Total investment income	4,144,497	2,866,979
Expenses:
Investment advisory fees	730,678	522,203
Administration fees	254,889	182,165
Distribution fees - Class A	48,655	144,741
Distribution fees - Class C	29	1
Sub-accounting services fees - Class A	21,523	25,567
Sub-accounting services fees - Class C	2	—
Sub-accounting services fees - Institutional Class	328,799	187,421
Fund accounting and sub-administration fees	156,450	128,601
Transfer agent fees	30,000	30,000
Custodian fees	54,762	58,826
Registration fees	78,226	76,569
Directors fees	65,219	46,686
Professional fees	128,227	94,186
Printing fees	42,311	24,437
Miscellaneous fees	86,848	64,507
Total expenses	2,026,618	1,585,910
Net investment income	2,117,879	1,281,069
Realized and Unrealized Gain/(Loss):
Net realized gains from investment transactions and foreign currency translation	127,032,512	57,304,128
Change in unrealized depreciation on investment transactions and foreign currency transactions	(101,563,727)	(66,681,904)
Net realized and unrealized gains/(losses) from investment transactions, foreign currency translations and options transactions	25,468,785	(9,377,776)
Change in net assets resulting from operations	$ 27,586,664	$ (8,096,707)
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD COVERED CALL INCOME FUND

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
Change in net assets resulting from operations:
Net investment income	$ 128,317	$ 225,414
Net realized gain from investment transactions, foreign currency transactions and option transactions	7,133,592	1,554,889
Net change in unrealized appreciation/(depreciation) on investment transactions, foreign currency transactions and option transactions	(5,569,649)	7,146,731
Change in net assets resulting from operations	1,692,260	8,927,034
Distributions to shareholders from:
Class A	(3,005)	(1,275)
Class C	(46,169)	(26,063)
Class R6	(210)	(2)
Institutional Class	(3,185,783)	(4,420,248)
Total distributions to shareholders	(3,235,167)	(4,447,588)
Capital Transactions:
Class A
Proceeds from shares issued	111,974	5,206
Dividends reinvested	3,005	1,275
Cost of shares redeemed	(23,578)	(5,520)
Change in Class A from capital transactions	91,401	961
Class C
Proceeds from shares issued	137,055	15
Dividends reinvested	46,169	22,553
Cost of shares redeemed	(131,769)	(170,071)
Change in Class C from capital transactions	51,455	(147,503)
Class R6
Proceeds from shares issued	1,000	—
Dividends reinvested	210	2
Change in Class R6 from capital transactions	1,210	2
Institutional Class
Proceeds from shares issued	15,293,238	6,798,116
Dividends reinvested	3,179,417	4,416,213
Cost of shares redeemed	(30,218,252)	(6,805,114)
Change in Institutional Class from capital transactions	(11,745,597)	4,409,215
Change in net assets from capital transactions	(11,601,531)	4,262,675
Change in net assets	(13,144,438)	8,742,121
Net Assets:
Beginning of year	36,392,214	27,650,093
End of year	$ 23,247,776	$ 36,392,214
Shares Transactions:
Class A
Issued	13,227	548
Reinvested	357	143
Redeemed	(2,714)	(579)
Change in Class A	10,870	112
Class C
Issued	13,659	—
Reinvested	5,441	2,507
Redeemed	(12,832)	(17,415)
Change in Class C	6,268	(14,908)
Class R6
Issued	92	—
Reinvested	25	—
Change in Class R6	117	—
Institutional Class
Issued	1,762,737	719,227
Reinvested	371,223	492,152
Redeemed	(2,866,461)	(722,305)
Change in Institutional Class	(732,501)	489,074
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD EQUITY MARKET NEUTRAL FUND

For the Period November 15, 2021(1) through April 30, 2022
Change in net assets resulting from operations:
Net investment loss	$ (179,956)
Net realized loss from investment transactions and foreign currency transactions	(540,721)
Net change in unrealized appreciation on investments and foreign currency transactions	1,977,843
Change in net assets resulting from operations	1,257,166
Distributions to shareholders from:
Class A	—
Institutional Class	—
Total distributions to shareholders	—
Capital Transactions:
Class A
Proceeds from shares issued	513,222
Dividends reinvested	—
Cost of shares redeemed	(163,334)
Change in Class A from capital transactions	349,888
Institutional Class
Proceeds from shares issued	26,355,294
Dividends reinvested	—
Cost of shares redeemed	(1,538,877)
Change in Institutional Class from capital transactions	24,816,417
Change in net assets from capital transactions	25,166,305
Change in net assets	26,423,471
Net Assets:
Beginning of period	—
End of period	$ 26,423,471
Shares Transactions:
Class A
Issued	19,199
Reinvested	—
Redeemed	(6,281)
Change in Class A	12,918
Institutional Class
Issued	1,042,669
Reinvested	—
Redeemed	(59,075)
Change in Institutional Class	983,594
Amounts designated as "—" are $0 or have been rounded to $0.

(1)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD GLOBAL EQUITY INCOME FUND

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
Change in net assets resulting from operations:
Net investment income	$ 5,413,141	$ 5,786,630
Net realized gain from investment transactions and foreign currency transactions	41,099,633	20,757,692
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	(45,042,441)	88,915,096
Change in net assets resulting from operations	1,470,333	115,459,418
Distributions to shareholders from:
Class A	(3,150,494)	(1,301,291)
Class C	(131,145)	(93,570)
Class R6	(42,415)	(7,194)
Institutional Class	(40,510,185)	(8,635,038)
Total distributions to shareholders	(43,834,239)	(10,037,093)
Capital Transactions:
Class A
Proceeds from shares issued	7,749,742	11,753,111
Dividends reinvested	2,913,423	1,288,584
Cost of shares redeemed	(36,136,421)	(33,530,552)
Change in Class A from capital transactions	(25,473,256)	(20,488,857)
Class C
Proceeds from shares issued	158,085	1,507,147
Dividends reinvested	131,145	93,528
Cost of shares redeemed	(3,293,521)	(1,582,290)
Change in Class C from capital transactions	(3,004,291)	18,385
Class R6
Proceeds from shares issued	118,012	126,474
Dividends reinvested	42,415	7,194
Cost of shares redeemed	(45,860)	(77,180)
Change in Class R6 from capital transactions	114,567	56,488
Institutional Class
Proceeds from shares issued	104,631,017	63,187,035
Dividends reinvested	40,331,603	8,395,695
Cost of shares redeemed	(123,465,165)	(81,504,930)
Change in Institutional Class from capital transactions	21,497,455	(9,922,200)
Change in net assets from capital transactions	(6,865,525)	(30,336,184)
Change in net assets	(49,229,431)	75,086,141
Net Assets:
Beginning of year	344,838,646	269,752,505
End of year	$ 295,609,215	$ 344,838,646
Shares Transactions:
Class A
Issued	208,536	371,788
Reinvested	86,344	40,353
Redeemed	(961,381)	(1,127,822)
Change in Class A	(666,501)	(715,681)
Class C
Issued	4,147	52,576
Reinvested	3,693	2,808
Redeemed	(83,087)	(42,617)
Change in Class C	(75,247)	12,767
Class R6
Issued	3,464	4,105
Reinvested	1,349	231
Redeemed	(1,295)	(2,393)
Change in Class R6	3,518	1,943
Institutional Class
Issued	2,858,776	1,999,743
Reinvested	1,196,827	256,955
Redeemed	(3,349,955)	(2,539,631)
Change in Institutional Class	705,648	(282,933)
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD INTERNATIONAL ENHANCED INDEX FUND

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
Change in net assets resulting from operations:
Net investment income	$ 4,634,993	$ 2,908,763
Net realized gain from investment transactions and foreign currency transactions	5,893,363	4,458,867
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	(28,658,785)	51,387,146
Change in net assets resulting from operations	(18,130,429)	58,754,776
Distributions to shareholders from:
Class A	(275,412)	(393,830)
Class C	(45)	—
Class R6	(32,211)	(29,454)
Institutional Class	(8,297,705)	(5,976,777)
Total distributions to shareholders	(8,605,373)	(6,400,061)
Capital Transactions:
Class A
Proceeds from shares issued	1,377,181	947,159
Dividends reinvested	265,254	383,904
Cost of shares redeemed	(4,501,594)	(24,915,204)
Change in Class A from capital transactions	(2,859,159)	(23,584,141)
Class C
Proceeds from shares issued	1,000	—
Dividends reinvested	45	—
Change in Class C from capital transactions	1,045	—
Class R6
Proceeds from shares issued	180,045	231,745
Dividends reinvested	32,211	29,454
Cost of shares redeemed	(160,512)	(295,121)
Change in Class R6 from capital transactions	51,744	(33,922)
Institutional Class
Proceeds from shares issued	73,833,932	44,363,825
Dividends reinvested	8,202,279	5,907,762
Cost of shares redeemed	(25,552,480)	(25,348,828)
Change in Institutional Class from capital transactions	56,483,731	24,922,759
Change in net assets from capital transactions	53,677,361	1,304,696
Change in net assets	26,941,559	53,659,411
Net Assets:
Beginning of year	180,593,117	126,933,706
End of year	$ 207,534,676	$ 180,593,117
Shares Transactions:
Class A
Issued	55,918	44,854
Reinvested	11,204	17,981
Redeemed	(183,225)	(1,304,325)
Change in Class A	(116,103)	(1,241,490)
Class C
Issued	47	—
Reinvested	2	—
Change in Class C	49	—
Class R6
Issued	8,553	12,422
Reinvested	1,635	1,583
Redeemed	(7,515)	(15,399)
Change in Class R6	2,673	(1,394)
Institutional Class
Issued	2,984,321	2,205,226
Reinvested	348,082	266,480
Redeemed	(1,037,869)	(1,161,675)
Change in Institutional Class	2,294,534	1,310,031
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD LARGE CAP CORE FUND

For the Period November 15, 2021(1) through April 30, 2022
Change in net assets resulting from operations:
Net investment income	$ 204,228
Net realized loss from investment transactions and foreign currency transactions	(1,943,247)
Net change in unrealized depreciation on investments and foreign currency transactions	(7,934,392)
Change in net assets resulting from operations	(9,673,411)
Distributions to shareholders from:
Class A	(1)
Institutional Class	(60,583)
Total distributions to shareholders	(60,584)
Capital Transactions:
Class A
Proceeds from shares issued	2,338,319
Dividends reinvested	1
Cost of shares redeemed	(1,939,631)
Change in Class A from capital transactions	398,689
Institutional Class
Proceeds from shares issued	83,086,361
Dividends reinvested	60,583
Cost of shares redeemed	(4,011,353)
Change in Institutional Class from capital transactions	79,135,591
Change in net assets from capital transactions	79,534,280
Change in net assets	69,800,285
Net Assets:
Beginning of period	—
End of period	$ 69,800,285
Shares Transactions:
Class A
Issued	104,568
Reinvested	—
Redeemed	(90,044)
Change in Class A	14,524
Institutional Class
Issued	3,388,850
Reinvested	2,477
Redeemed	(168,003)
Change in Institutional Class	3,223,324
Amounts designated as "—" are $0 or have been rounded to $0.

(1)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD LARGE CAP GROWTH FUND

For the Period November 15, 2021(1) through April 30, 2022
Change in net assets resulting from operations:
Net investment income	$ 29,475
Net realized loss from investment transactions and foreign currency transactions	(1,950,529)
Net change in unrealized depreciation on investments and foreign currency transactions	(5,995,175)
Change in net assets resulting from operations	(7,916,229)
Distributions to shareholders from:
Class A	—
Institutional Class	(20,782)
Total distributions to shareholders	(20,782)
Capital Transactions:
Class A
Proceeds from shares issued	205,150
Dividends reinvested	—
Cost of shares redeemed	(717)
Change in Class A from capital transactions	204,433
Institutional Class
Proceeds from shares issued	53,399,897
Dividends reinvested	20,782
Cost of shares redeemed	(2,709,799)
Change in Institutional Class from capital transactions	50,710,880
Change in net assets from capital transactions	50,915,313
Change in net assets	42,978,302
Net Assets:
Beginning of period	—
End of period	$ 42,978,302
Shares Transactions:
Class A
Issued	9,196
Reinvested	—
Redeemed	(30)
Change in Class A	9,166
Institutional Class
Issued	2,186,054
Reinvested	856
Redeemed	(117,329)
Change in Institutional Class	2,069,581
Amounts designated as "—" are $0 or have been rounded to $0.

(1)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD LARGE CAP VALUE FUND

For the Period November 15, 2021(1) through April 30, 2022
Change in net assets resulting from operations:
Net investment income	$ 397,320
Net realized loss from investment transactions and foreign currency transactions	(1,110,138)
Net change in unrealized depreciation on investments and foreign currency transactions	(4,197,626)
Change in net assets resulting from operations	(4,910,444)
Distributions to shareholders from:
Class A	(2)
Institutional Class	(105,357)
Total distributions to shareholders	(105,359)
Capital Transactions:
Class A
Proceeds from shares issued	348,652
Dividends reinvested	2
Cost of shares redeemed	(800)
Change in Class A from capital transactions	347,854
Institutional Class
Proceeds from shares issued	69,037,284
Dividends reinvested	105,357
Cost of shares redeemed	(3,832,240)
Change in Institutional Class from capital transactions	65,310,401
Change in net assets from capital transactions	65,658,255
Change in net assets	60,642,452
Net Assets:
Beginning of period	—
End of period	$ 60,642,452
Shares Transactions:
Class A
Issued	14,371
Reinvested	—
Redeemed	(33)
Change in Class A	14,338
Institutional Class
Issued	2,783,170
Reinvested	4,274
Redeemed	(155,438)
Change in Institutional Class	2,632,006
Amounts designated as "—" are $0 or have been rounded to $0.

(1)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD SELECT BOND FUND

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
Change in net assets resulting from operations:
Net investment income	$ 2,338,350	$ 2,552,279
Net realized gain from investment transactions and foreign currency transactions	261,429	50,747
Net change in unrealized depreciation on investments and foreign currency transactions	(17,076,687)	(2,585,111)
Change in net assets resulting from operations	(14,476,908)	17,915
Distributions to shareholders from:
Class A	(67,530)	(72,836)
Class C	(11)	(9)
Class R6	(7)	—
Institutional Class	(2,326,303)	(2,792,973)
Total distributions to shareholders	(2,393,851)	(2,865,818)
Capital Transactions:
Class A
Proceeds from shares issued	1,470,544	3,625,108
Dividends reinvested	67,148	72,681
Cost of shares redeemed	(3,163,624)	(6,848,510)
Change in Class A from capital transactions	(1,625,932)	(3,150,721)
Class C
Proceeds from shares issued	5	4,503
Dividends reinvested	11	9
Change in Class C from capital transactions	16	4,512
Class R6
Proceeds from shares issued	1,000	—
Dividends reinvested	7	—
Change in Class R6 from capital transactions	1,007	—
Institutional Class
Proceeds from shares issued	23,815,641	64,285,949
Dividends reinvested	2,324,421	2,791,483
Cost of shares redeemed	(44,198,562)	(25,465,310)
Change in Institutional Class from capital transactions	(18,058,500)	41,612,122
Change in net assets from capital transactions	(19,683,409)	38,465,913
Change in net assets	(36,554,168)	35,618,010
Net Assets:
Beginning of year	187,272,680	151,654,670
End of year	$ 150,718,512	$ 187,272,680
Shares Transactions:
Class A
Issued	59,650	141,925
Reinvested	2,707	2,856
Redeemed	(131,814)	(269,448)
Change in Class A	(69,457)	(124,667)
Class C
Issued	—	154
Reinvested	1	—
Change in Class C	1	154
Class R6
Issued	36	—
Reinvested	—	—
Change in Class R6	36	—
Institutional Class
Issued	971,016	2,538,759
Reinvested	94,285	110,211
Redeemed	(1,804,027)	(1,003,236)
Change in Institutional Class	(738,726)	1,645,734
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD SMALL CAP GROWTH FUND

For the Period November 15, 2021(1) through April 30, 2022
Change in net assets resulting from operations:
Net investment loss	$ (49,635)
Net realized loss from investment transactions and foreign currency transactions	(305,173)
Net change in unrealized depreciation on investments and foreign currency transactions	(8,554,114)
Change in net assets resulting from operations	(8,908,922)
Distributions to shareholders from:
Class A	—
Institutional Class	(10,843)
Total distributions to shareholders	(10,843)
Capital Transactions:
Class A
Proceeds from shares issued	181,467
Dividends reinvested	—
Cost of shares redeemed	(726)
Change in Class A from capital transactions	180,741
Institutional Class
Proceeds from shares issued	42,030,129
Dividends reinvested	10,843
Cost of shares redeemed	(1,980,974)
Change in Institutional Class from capital transactions	40,059,998
Change in net assets from capital transactions	40,240,739
Change in net assets	31,320,974
Net Assets:
Beginning of period	—
End of period	$ 31,320,974
Shares Transactions:
Class A
Issued	8,900
Reinvested	—
Redeemed	(33)
Change in Class A	8,867
Institutional Class
Issued	1,749,903
Reinvested	476
Redeemed	(93,355)
Change in Institutional Class	1,657,024
Amounts designated as "—" are $0 or have been rounded to $0.

(1)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
Change in net assets resulting from operations:
Net investment income	$ 2,117,879	$ 4,173,163
Net realized gain from investment transactions and foreign currency transactions	127,032,512	54,670,535
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	(101,563,727)	104,040,813
Change in net assets resulting from operations	27,586,664	162,884,511
Distributions to shareholders from:
Class A	(4,284,340)	(2,136,505)
Class C	(943)	(1)
Class R6	(154,723)	(5,862,155)
Institutional Class	(67,506,360)	(29,587,525)
Total distributions to shareholders	(71,946,366)	(37,586,186)
Capital Transactions:
Class A
Proceeds from shares issued	3,057,252	5,643,539
Dividends reinvested	3,685,445	2,094,344
Cost of shares redeemed	(21,111,872)	(26,456,395)
Change in Class A from capital transactions	(14,369,175)	(18,718,512)
Class C
Proceeds from shares issued	3,004	—
Dividends reinvested	943	1
Change in Class C from capital transactions	3,947	1
Class R6
Proceeds from shares issued	147,650	8,384,888
Dividends reinvested	154,723	5,862,155
Cost of shares redeemed	(145,495)	(76,721,797)
Change in Class R6 from capital transactions	156,878	(62,474,754)
Institutional Class
Proceeds from shares issued	65,264,595	70,180,378
Dividends reinvested	66,592,675	29,296,352
Cost of shares redeemed	(252,342,695)	(141,221,982)
Change in Institutional Class from capital transactions	(120,485,425)	(41,745,252)
Change in net assets from capital transactions	(134,693,775)	(122,938,517)
Change in net assets	(179,053,477)	2,359,808
Net Assets:
Beginning of year	397,971,538	395,611,730
End of year	$ 218,918,061	$ 397,971,538
Shares Transactions:
Class A
Issued	59,464	123,119
Reinvested	81,343	44,716
Redeemed	(393,608)	(621,155)
Change in Class A	(252,801)	(453,320)
Class C
Issued	62	—
Reinvested	24	—
Change in Class C	86	—
Class R6
Issued	3,330	203,202
Reinvested	3,926	138,240
Redeemed	(3,050)	(1,716,031)
Change in Class R6	4,206	(1,374,589)
Institutional Class
Issued	1,273,509	1,563,002
Reinvested	1,476,625	626,366
Redeemed	(4,567,634)	(3,049,002)
Change in Institutional Class	(1,817,500)	(859,634)
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
Change in net assets resulting from operations:
Net investment income	$ 1,281,069	$ 1,072,687
Net realized gain from investment transactions and foreign currency transactions	57,304,128	15,835,699
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	(66,681,904)	109,285,221
Change in net assets resulting from operations	(8,096,707)	126,193,607
Distributions to shareholders from:
Class A	(7,138,148)	(2,097,853)
Class C	(133)	—
Class R6	(14,790)	(4,590)
Institutional Class	(20,181,854)	(7,168,235)
Total distributions to shareholders	(27,334,925)	(9,270,678)
Capital Transactions:
Class A
Proceeds from shares issued	3,207,439	8,766,909
Dividends reinvested	6,477,306	1,998,977
Cost of shares redeemed	(16,814,731)	(24,204,534)
Change in Class A from capital transactions	(7,129,986)	(13,438,648)
Class C
Proceeds from shares issued	1,000	—
Dividends reinvested	133	—
Change in Class C from capital transactions	1,133	—
Class R6
Proceeds from shares issued	348,495	73,687
Dividends reinvested	14,790	4,590
Cost of shares redeemed	(42,528)	(36,939)
Change in Class R6 from capital transactions	320,757	41,338
Institutional Class
Proceeds from shares issued	44,680,673	34,424,594
Dividends reinvested	17,411,342	6,433,567
Cost of shares redeemed	(106,707,033)	(62,241,118)
Change in Institutional Class from capital transactions	(44,615,018)	(21,382,957)
Change in net assets from capital transactions	(51,423,114)	(34,780,267)
Change in net assets	(86,854,746)	82,142,662
Net Assets:
Beginning of year	273,627,269	191,484,607
End of year	$ 186,772,523	$ 273,627,269
Shares Transactions:
Class A
Issued	180,929	644,627
Reinvested	413,377	137,561
Redeemed	(982,455)	(1,878,446)
Change in Class A	(388,149)	(1,096,258)
Class C
Issued	58	—
Reinvested	9	—
Change in Class C	67	—
Class R6
Issued	24,196	5,251
Reinvested	1,021	337
Redeemed	(2,593)	(2,593)
Change in Class R6	22,624	2,995
Institutional Class
Issued	2,586,807	2,494,426
Reinvested	1,085,860	434,814
Redeemed	(5,877,857)	(4,367,860)
Change in Institutional Class	(2,205,190)	(1,438,620)
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated.
		Investment Operations:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) from Investments	Total from Investment Operations
Steward Covered Call Income Fund
Class A
Year ended April 30, 2022	$ 9.88	$ 0.02(d)	$ 0.14	$ 0.16
Year ended April 30, 2021	8.64	0.05 (d)	2.59	2.64
Year ended April 30, 2020	9.77	0.08 (d)	(0.54)	(0.46)
Year ended April 30, 2019	9.92	0.04	0.71	0.75
Period ended April 30, 2018(f)	10.00	0.03	(0.09)	(0.06)
Class C
Year ended April 30, 2022	$ 9.91	$(0.05) (d)	$ 0.12	$ 0.07
Year ended April 30, 2021	8.70	(0.02) (d)(g)	2.60	2.58
Year ended April 30, 2020	9.84	— (d)	(0.53)	(0.53)
Year ended April 30, 2019	9.95	0.01	0.71	0.72
Period ended April 30, 2018(f)	10.00	— (h)	(0.05)	(0.05)
Class R6
Year ended April 30, 2022	$ 9.89	$ 0.04(d)	$ 0.16	$ 0.20
Year ended April 30, 2021	8.64	— (d)	2.65	2.65
Year ended April 30, 2020	9.80	— (d)(h)	(0.49)	(0.49)
Year ended April 30, 2019	9.92	— (h)	0.69	0.69
Period ended April 30, 2018(f)	10.00	— (h)	(0.05)	(0.05)
Institutional Class
Year ended April 30, 2022	$ 9.92	$ 0.05(d)	$ 0.12	$ 0.17
Year ended April 30, 2021	8.65	0.07 (d)	2.61	2.68
Year ended April 30, 2020	9.75	0.10 (d)	(0.53)	(0.43)
Year ended April 30, 2019	9.92	0.11	0.65	0.76
Period ended April 30, 2018(f)	10.00	0.03	(0.08)	(0.05)
Steward Equity Market Neutral Fund
Class A
Period ended April 30, 2022(i)	$25.00	$(0.14)	$ 1.61	$ 1.47
Institutional Class
Period ended April 30, 2022(i)	$25.00	$(0.18)	$ 1.70	$ 1.52
Amounts designated as "—" are $0 or have been rounded to $0.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	During the year, additional fees were voluntary waived or reimbursed. Had these fees not been waived or reimbursed, the net expense ratio for each class would have been 0.34% higher.
(f)	For the period December 14, 2017 (commencement of operations) through April 30, 2018.
(g)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(h)	Expressed as ‘‘—’’ as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
(i)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.
(j)	For the period ended April 30, 2022, the ratio for the Equity Market Neutral Fund includes the effect of dividend expense on securities sold short and brokerage expense on securities sold short, which increased the ratio by 1.56% and 1.39% for Class A and Institutional Class, respectively.
See notes to financial statements.

Distributions:						Supplemental data and ratios:
Net Investment Income	Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets Prior to Waivers(b)	Ratio of Expenses to Average Net Assets Net of Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$(0.08)	$(2.17)	$(2.25)	$ 7.79	(0.18)%	$ 93	2.37%	1.25%	0.21%	130%
(0.07)	(1.33)	(1.40)	9.88	32.27	11	2.42	1.25 (e)	0.51	156
(0.10)	(0.57)	(0.67)	8.64	(5.45)	9	1.65	1.25	0.85	135
(0.09)	(0.81)	(0.90)	9.77	8.91	31	1.44	1.25	0.79	117
(0.02)	—	(0.02)	9.92	(0.56)	3	1.42	1.25	0.81	29

$(0.04)	$(2.17)	$(2.21)	$ 7.77	(0.96)%	$ 202	2.82%	2.00%	(0.55)%	130%
(0.04)	(1.33)	(1.37)	9.91	31.33	195	2.96	2.00 (e)	(0.18)	156
(0.04)	(0.57)	(0.61)	8.70	(6.10)	301	2.48	2.00	0.02	135
(0.02)	(0.81)	(0.83)	9.84	8.52	79	2.23	2.00	0.05	117
—	—	—	9.95	(0.50)	—	— (h)	— (h)	— (h)	29

$(0.07)	$(2.17)	$(2.24)	$ 7.85	0.31%	$ 1	2.11%	0.90%	0.44%	130%
(0.07)	(1.33)	(1.40)	9.89	32.48	—	— (h)	— (h)	— (h)	156
(0.10)	(0.57)	(0.67)	8.64	(5.81)	—	— (h)	— (h)	— (h)	135
—	(0.81)	(0.81)	9.80	8.27	—	— (h)	— (h)	— (h)	117
(0.03)	—	(0.03)	9.92	(0.55)	—	— (h)	— (h)	— (h)	29

$(0.05)	$(2.17)	$(2.22)	$ 7.87	(0.04)%	$22,952	1.61%	1.00%	0.46%	130%
(0.08)	(1.33)	(1.41)	9.92	32.73	36,186	2.00	1.00 (e)	0.75	156
(0.10)	(0.57)	(0.67)	8.65	(5.15)	27,340	1.32	1.00	1.08	135
(0.12)	(0.81)	(0.93)	9.75	9.06	28,806	1.14	1.00	1.10	117
(0.03)	—	(0.03)	9.92	(0.54)	25,417	1.16	1.00	0.84	29

$ —	$ —	$ —	$26.47	5.88%	$ 342	3.81 (j)%	3.81 (j)%	(2.26)%	111%

$ —	$ —	$ —	$26.52	6.08%	$26,082	3.11 (j)%	3.11 (j)%	(1.65)%	111%

See notes to financial statements.

STEWARD FUNDS
FINANCIAL HIGHLIGHTS

		Investment Operations:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) from Investments	Total from Investment Operations
Steward Global Equity Income Fund
Class A
Year ended April 30, 2022	$ 37.39	$0.50 (d)	$ (0.39)	$ 0.11
Year ended April 30, 2021	26.39	0.53 (d)	11.40	11.93
Year ended April 30, 2020	31.36	0.59 (d)	(3.16)	(2.57)
Year ended April 30, 2019	33.06	0.70 (d)	0.43	1.13
Year ended April 30, 2018	31.00	0.60	3.87	4.47
Class C
Year ended April 30, 2022	$ 39.17	$0.23 (d)	$ (0.38)	$ (0.15)
Year ended April 30, 2021	27.65	0.32 (d)	11.92	12.24
Year ended April 30, 2020(e)	53.40	0.31 (d)	(23.63)	(23.32)
Year ended April 30, 2019(e)	80.20	0.70 (d)	(0.90) (f)	(0.20)
Period ended April 30, 2018(e)(g)	100.00	— (h)	0.70	0.70
Class R6
Year ended April 30, 2022	$ 35.30	$0.61 (d)	$ (0.36)	$ 0.25
Year ended April 30, 2021	25.00	0.62 (d)	10.79	11.41
Year ended April 30, 2020(e)	50.50	0.59 (d)	(23.57)	(22.98)
Year ended April 30, 2019(e)	79.90	2.10 (d)	(2.10) (f)	—
Period ended April 30, 2018(e)(g)	100.00	— (h)	0.80	0.80
Institutional Class
Year ended April 30, 2022	$ 37.46	$0.60 (d)	$ (0.40)	$ 0.20
Year ended April 30, 2021	26.48	0.62 (d)	11.45	12.07
Year ended April 30, 2020	31.45	0.68 (d)	(3.16)	(2.48)
Year ended April 30, 2019	33.15	0.79 (d)	0.44	1.23
Year ended April 30, 2018	31.06	0.71	3.88	4.59
Steward International Enhanced Index Fund
Class A
Year ended April 30, 2022	$ 24.85	$0.52 (d)	$ (2.41)	$ (1.89)
Year ended April 30, 2021	17.59	0.37 (d)	7.65	8.02
Year ended April 30, 2020	22.01	0.46 (d)	(4.40)	(3.94)
Year ended April 30, 2019	23.01	0.53	(1.01)	(0.48)
Year ended April 30, 2018	20.45	0.43	2.59	3.02
Class C
Year ended April 30, 2022	$ 20.65	$0.46 (d)	$ (2.14)	$ (1.68)
Year ended April 30, 2021	14.90	— (d)(h)	6.48	6.48
Year ended April 30, 2020(i)	19.46	— (d)(h)	(4.12)	(4.12)
Year ended April 30, 2019(i)	20.16	— (h)	(0.70)	(0.70)
Period ended April 30, 2018(g)(i)	20.00	— (h)	0.46	0.46
Class R6
Year ended April 30, 2022	$ 20.91	$0.51 (d)	$ (2.02)	$ (1.51)
Year ended April 30, 2021	14.95	0.36 (d)	6.50	6.86
Year ended April 30, 2020(i)	19.42	0.37 (d)	(4.28)	(3.91)
Year ended April 30, 2019(i)	20.10	— (h)	(0.68)	(0.68)
Period ended April 30, 2018(g)(i)	20.00	— (h)	0.46	0.46
Institutional Class
Year ended April 30, 2022	$ 24.87	$0.58 (d)	$ (2.42)	$ (1.84)
Year ended April 30, 2021	17.66	0.40 (d)	7.70	8.10
Year ended April 30, 2020	22.08	0.53 (d)	(4.40)	(3.87)
Year ended April 30, 2019	23.09	0.59	(1.01)	(0.42)
Year ended April 30, 2018	20.51	0.51	2.59	3.10
Amounts designated as "—" are $0 or have been rounded to $0.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	Effective March 9, 2020, the share class had a one-for-ten reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-ten stock split.
(f)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(g)	For the period December 14, 2017 (commencement of operations) through April 30, 2018.
(h)	Expressed as ‘‘—’’ as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
(i)	Effective March 9, 2020, the share class had a one-for-two reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-two stock split.
See notes to financial statements.

Distributions:						Supplemental data and ratios:
Net Investment Income	Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$(0.56)	$ (4.75)	$ (5.31)	$32.19	(0.20)%	$ 19,325	1.23%	1.36%	73%
(0.48)	(0.45)	(0.93)	37.39	45.81	47,363	1.26	1.71	67
(0.58)	(1.82)	(2.40)	26.39	(9.41)	52,326	1.21	1.91	48
(0.67)	(2.16)	(2.83)	31.36	4.61	72,351	0.97	2.18	28
(0.59)	(1.82)	(2.41)	33.06	14.58	67,213	0.99	1.80	59

$(0.33)	$ (4.75)	$ (5.08)	$33.94	(0.88)%	$ 812	1.96%	0.59%	73%
(0.27)	(0.45)	(0.72)	39.17	44.75	3,885	1.98	0.95	67
(0.61)	(1.82)	(2.43)	27.65	(10.12)	2,389	2.08	0.95	48
(5.00)	(21.60)	(26.60)	53.40	4.52	372	1.64	1.24	28
(2.30)	(18.20)	(20.50)	80.20	0.83	—	— (h)	— (h)	59

$(0.71)	$ (4.75)	$ (5.46)	$30.09	0.15%	$ 309	0.90%	1.79%	73%
(0.66)	(0.45)	(1.11)	35.30	46.35	239	0.87	2.03	67
(0.70)	(1.82)	(2.52)	25.00	(9.09)	121	0.90	1.72	48
(7.80)	(21.60)	(29.40)	50.50	5.04	6	0.61	2.75	28
(2.70)	(18.20)	(20.90)	79.90	0.86	—	— (h)	— (h)	59

$(0.68)	$ (4.75)	$ (5.43)	$32.23	0.02%	$275,163	0.99%	1.65%	73%
(0.64)	(0.45)	(1.09)	37.46	46.24	293,352	0.98	1.95	67
(0.67)	(1.82)	(2.49)	26.48	(9.09)	214,917	0.88	2.22	48
(0.77)	(2.16)	(2.93)	31.45	4.90	243,030	0.67	2.47	28
(0.68)	(1.82)	(2.50)	33.15	14.96	220,152	0.68	2.12	59

$(0.38)	$ (0.61)	$ (0.99)	$21.97	(7.86)%	$ 5,159	0.99%	2.08%	14%
(0.25)	(0.51)	(0.76)	24.85	46.20	8,721	1.00	1.81	14
(0.48)	—	(0.48)	17.59	(18.18)	28,007	1.06	2.20	15
(0.52)	—	(0.52)	22.01	(1.99)	29,734	1.01	2.43	10
(0.46)	—	(0.46)	23.01	14.92	27,085	1.02	1.88	10

$(0.44)	$ (0.61)	$ (1.05)	$17.92	(8.42)%	$ 1	0.55%	2.37%	14%
(0.22)	(0.51)	(0.73)	20.65	44.09	—	— (h)	— (h)	14
(0.44)	—	(0.44)	14.90	(19.85)	—	— (h)	— (h)	15
—	—	—	19.46	(3.47)	—	— (h)	— (h)	10
(0.30)	—	(0.30)	20.16	2.32	—	— (h)	— (h)	10

$(0.46)	$ (0.61)	$ (1.07)	$18.33	(7.57)%	$ 606	0.66%	2.45%	14%
(0.39)	(0.51)	(0.90)	20.91	46.71	635	0.64	1.98	14
(0.56)	—	(0.56)	14.95	(18.52)	475	0.68	2.14	15
—	—	—	19.42	(3.38)	—	— (h)	— (h)	10
(0.36)	—	(0.36)	20.10	2.32	—	— (h)	— (h)	10

$(0.44)	$ (0.61)	$ (1.05)	$21.98	(7.67)%	$201,769	0.76%	2.35%	14%
(0.38)	(0.51)	(0.89)	24.87	46.56	171,237	0.76	1.86	14
(0.55)	—	(0.55)	17.66	(17.87)	98,451	0.72	2.55	15
(0.59)	—	(0.59)	22.08	(1.74)	116,694	0.71	2.73	10
(0.52)	—	(0.52)	23.09	15.29	112,524	0.71	2.28	10

See notes to financial statements.

STEWARD FUNDS
FINANCIAL HIGHLIGHTS

		Investment Operations:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) from Investments	Total from Investment Operations
Steward Large Cap Core Fund
Class A
Period ended April 30, 2022(d)	$25.00	$ 0.05	$(3.49)	$(3.44)
Institutional Class
Period ended April 30, 2022(d)	$25.00	$ 0.07	$(3.48)	$(3.41)
Steward Large Cap Growth Fund
Class A
Period ended April 30, 2022(d)	$25.00	$ —(e)(f)	$(4.34)	$(4.34)
Institutional Class
Period ended April 30, 2022(d)	$25.00	$ 0.02(e)	$(4.33)	$(4.31)
Steward Large Cap Value Fund
Class A
Period ended April 30, 2022(d)	$25.00	$ 0.09	$(2.15)	$(2.06)
Institutional Class
Period ended April 30, 2022(d)	$25.00	$ 0.16	$(2.19)	$(2.03)
Steward Select Bond Fund
Class A
Year ended April 30, 2022	$25.05	$ 0.28	$(2.46)	$(2.18)
Year ended April 30, 2021	25.38	0.34 (e)	(0.33)	0.01
Year ended April 30, 2020	24.36	0.47 (e)	1.03	1.50
Year ended April 30, 2019	23.96	0.49	0.39	0.88
Year ended April 30, 2018	24.58	0.40	(0.60)	(0.20)
Class C
Year ended April 30, 2022	$28.38	$ 0.06	$(2.75)	$(2.69)
Year ended April 30, 2021	28.84	0.24 (e)	(0.50)	(0.26)
Year ended April 30, 2020(g)	29.13	— (e)(f)	0.12	0.12
Year ended April 30, 2019(g)	28.71	— (f)	0.42	0.42
Period ended April 30, 2018(g)(h)	30.00	— (f)	(0.66)	(0.66)
Class R6
Year ended April 30, 2022	$27.97	$ 0.34	$(2.86)	$(2.52)
Year ended April 30, 2021	28.72	— (e)(f)	(0.29)	(0.29)
Year ended April 30, 2020(g)	28.98	— (e)(f)	0.31	0.31
Year ended April 30, 2019(g)	28.56	— (f)	0.42	0.42
Period ended April 30, 2018(g)(h)	30.00	— (f)	(0.69)	(0.69)
Institutional Class
Year ended April 30, 2022	$24.90	$ 0.32	$(2.44)	$(2.12)
Year ended April 30, 2021	25.28	0.39 (e)	(0.32)	0.07
Year ended April 30, 2020	24.25	0.55 (e)	1.03	1.58
Year ended April 30, 2019	23.85	0.55	0.40	0.95
Year ended April 30, 2018	24.47	0.48	(0.61)	(0.13)
Steward Small Cap Growth Fund
Class A
Period ended April 30, 2022(d)	$25.00	$(0.03)	$(6.19)	$(6.22)
Institutional Class
Period ended April 30, 2022(d)	$25.00	$(0.02)	$(6.17)	$(6.19)
Amounts designated as "—" are $0 or have been rounded to $0.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.
(e)	Calculated based on average shares outstanding.
(f)	Expressed as ‘‘—’’ as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
(g)	Effective March 9, 2020, the share class had a one-for-three reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-three stock split.
(h)	For the period December 14, 2017 (commencement of operations) through April 30, 2018.
See notes to financial statements.

Distributions:					Supplemental data and ratios:
Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets Prior to Waivers(b)	Ratio of Expenses to Average Net Assets Net of Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$(0.02)	$(0.02)	$21.54	(13.81)%	$ 313	1.73%	1.00%	0.61%	35%

$(0.03)	$(0.03)	$21.56	(13.67)%	$ 69,487	0.89%	0.75%	0.68%	35%

$(0.01)	$(0.01)	$20.65	(17.38)%	$ 189	2.49%	1.00%	(0.12)%	37%

$(0.01)	$(0.01)	$20.68	(17.24)%	$ 42,789	0.99%	0.75%	0.15%	37%

$(0.05)	$(0.05)	$22.89	(8.27)%	$ 328	2.01%	1.00%	1.13%	62%

$(0.05)	$(0.05)	$22.92	(8.13)%	$ 60,314	0.91%	0.75%	1.55%	62%

$(0.28)	$(0.28)	$22.59	(8.79)%	$ 3,832	0.92%	0.92%	1.12%	20%
(0.34)	(0.34)	25.05	0.04	5,989	0.94	0.94	1.34	24
(0.48)	(0.48)	25.38	6.21	9,234	0.99	0.99	1.87	22
(0.48)	(0.48)	24.36	3.72	10,115	0.95	0.95	1.97	25
(0.42)	(0.42)	23.96	(0.82)	11,134	0.96	0.96	1.67	5

$(0.07)	$(0.07)	$25.62	(9.49)%	$ 4	1.83%	1.83%	0.22%	20%
(0.20)	(0.20)	28.38	(0.90)	5	1.12	1.12	0.85	24
(0.41)	(0.41)	28.84	2.08	—	— (f)	— (f)	— (f)	22
—	—	29.13	1.46	—	— (f)	— (f)	— (f)	25
(0.63)	(0.63)	28.71	(2.27)	—	— (f)	— (f)	— (f)	5

$(0.35)	$(0.35)	$25.10	(9.11)%	$ 1	0.74%	0.74%	1.26%	20%
(0.46)	(0.46)	27.97	(1.04)	—	— (f)	— (f)	— (f)	24
(0.57)	(0.57)	28.72	3.34	—	— (f)	— (f)	— (f)	22
—	—	28.98	1.47	—	— (f)	— (f)	— (f)	25
(0.75)	(0.75)	28.56	(2.30)	—	— (f)	— (f)	— (f)	5

$(0.33)	$(0.33)	$22.45	(8.62)%	$146,882	0.72%	0.72%	1.31%	20%
(0.45)	(0.45)	24.90	0.26	181,279	0.70	0.70	1.54	24
(0.55)	(0.55)	25.28	6.60	142,421	0.65	0.65	2.24	22
(0.55)	(0.55)	24.25	4.05	152,356	0.66	0.66	2.28	25
(0.49)	(0.49)	23.85	(0.54)	151,593	0.66	0.66	1.98	5

$ —	$ —	$18.78	(24.83)%	$ 167	2.88%	1.25%	(0.90)%	25%

$(0.01)	$(0.01)	$18.80	(24.77)%	$ 31,154	1.31%	1.00%	(0.34)%	25%

See notes to financial statements.

STEWARD FUNDS
FINANCIAL HIGHLIGHTS

		Investment Operations:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) from Investments	Total from Investment Operations
Steward Values-Focused Large Cap Enhanced Index Fund
Class A
Year ended April 30, 2022	$53.12	$ 0.20(d)	$ 2.06	$ 2.26
Year ended April 30, 2021	39.31	0.35 (d)	17.55	17.90
Year ended April 30, 2020	43.28	0.51 (d)	(3.41)	(2.90)
Year ended April 30, 2019	41.50	0.47	3.24	3.71
Year ended April 30, 2018	36.89	0.41	4.60	5.01
Class C
Year ended April 30, 2022	$47.63	$(0.13) (d)	$ 2.00	$ 1.87
Year ended April 30, 2021	35.97	— (d)(e)	15.64	15.64
Year ended April 30, 2020(f)	43.70	— (d)(e)	(6.69) (g)	(6.69)
Year ended April 30, 2019(f)	48.95	— (e)	2.30	2.30
Period ended April 30, 2018(f)(h)	50.00	— (e)	(0.10)	(0.10)
Class R6
Year ended April 30, 2022	$47.97	$ 0.36(d)	$ 2.02	$ 2.38
Year ended April 30, 2021	35.83	0.51 (d)	15.92	16.43
Year ended April 30, 2020(f)	42.75	0.66 (d)	(6.40)	(5.74)
Year ended April 30, 2019(f)	48.80	0.20	2.30	2.50
Period ended April 30, 2018(f)(h)	50.00	— (e)	0.05	0.05
Institutional Class
Year ended April 30, 2022	$52.95	$ 0.33(d)	$ 2.07	$ 2.40
Year ended April 30, 2021	39.23	0.45 (d)	17.54	17.99
Year ended April 30, 2020	43.16	0.65 (d)	(3.42)	(2.77)
Year ended April 30, 2019	41.34	0.60	3.23	3.83
Year ended April 30, 2018	36.72	0.53	4.57	5.10
Steward Values-Focused Small-Mid Cap Enhanced Index Fund
Class A
Year ended April 30, 2022	$17.52	$ 0.07	$ (0.99)	$ (0.92)
Year ended April 30, 2021	10.54	0.04 (d)	7.49	7.53
Year ended April 30, 2020	13.94	0.07 (d)	(2.91)	(2.84)
Year ended April 30, 2019	15.70	0.09	0.03 (g)	0.12
Year ended April 30, 2018	15.44	0.11	1.37	1.48
Class C
Year ended April 30, 2022	$16.14	$ 0.04	$ (1.00)	$ (0.96)
Year ended April 30, 2021	9.84	— (d)(e)	6.81	6.81
Year ended April 30, 2020(i)	13.64	— (d)(e)	(3.27)	(3.27)
Year ended April 30, 2019(i)	17.52	— (e)	(0.32)	(0.32)
Period ended April 30, 2018(h)(i)	20.00	— (e)	(0.08)	(0.08)
Class R6
Year ended April 30, 2022	$16.37	$ 0.13	$ (0.93)	$ (0.80)
Year ended April 30, 2021	9.87	0.08 (d)	7.01	7.09
Year ended April 30, 2020(i)	13.56	0.14 (d)	(3.24)	(3.10)
Year ended April 30, 2019(i)	17.48	— (e)	(0.36)	(0.36)
Period ended April 30, 2018(h)(i)	20.00	— (e)	(0.08)	(0.08)
Institutional Class
Year ended April 30, 2022	$17.87	$ 0.12	$ (1.02)	$ (0.90)
Year ended April 30, 2021	10.74	0.07 (d)	7.65	7.72
Year ended April 30, 2020	14.19	0.11 (d)	(2.98)	(2.87)
Year ended April 30, 2019	15.93	0.13	0.04 (g)	0.17
Year ended April 30, 2018	15.65	0.15	1.39	1.54
Amounts designated as "—" are $0 or have been rounded to $0.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	Expressed as ‘‘—’’ as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
(f)	Effective March 9, 2020, the share class had a one-for-five reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-five stock split.
(g)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(h)	For the period December 14, 2017 (commencement of operations) through April 30, 2018.
(i)	Effective March 9, 2020, the share class had a one-for-two reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-two stock split.
See notes to financial statements.

Distributions:						Supplemental data and ratios:
Net Investment Income	Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$(0.19)	$(14.84)	$(15.03)	$40.35	1.19%	$ 11,640	0.84%	0.38%	35%
(0.35)	(3.74)	(4.09)	53.12	47.01	28,751	0.82	0.75	32
(0.40)	(0.67)	(1.07)	39.31	(6.91)	39,094	0.84	1.18	32
(0.42)	(1.51)	(1.93)	43.28	9.78	41,401	0.80	1.09	27
(0.40)	—	(0.40)	41.50	13.61	47,998	0.84	1.02	23

$(0.10)	$(14.84)	$(14.94)	$34.56	0.43%	$ 3	1.54%	(0.29)%	35%
(0.24)	(3.74)	(3.98)	47.63	44.88	—	— (e)	— (e)	32
(0.37)	(0.67)	(1.04)	35.97	(9.02)	—	— (e)	— (e)	32
—	(7.55)	(7.55)	43.70	8.13	—	— (e)	— (e)	27
(0.95)	—	(0.95)	48.95	(0.27)	—	— (e)	— (e)	23

$(0.38)	$(14.84)	$(15.22)	$35.13	1.55%	$ 528	0.49%	0.79%	35%
(0.55)	(3.74)	(4.29)	47.97	47.55	520	0.45	1.23	32
(0.51)	(0.67)	(1.18)	35.83	(6.63)	49,643	0.46	1.60	32
(1.00)	(7.55)	(8.55)	42.75	8.70	55,924	0.46	1.20	27
(1.25)	—	(1.25)	48.80	0.02	—	— (e)	— (e)	23

$(0.33)	$(14.84)	$(15.17)	$40.18	1.45%	$206,747	0.58%	0.64%	35%
(0.53)	(3.74)	(4.27)	52.95	47.40	368,701	0.55	0.97	32
(0.49)	(0.67)	(1.16)	39.23	(6.61)	306,875	0.52	1.51	32
(0.50)	(1.51)	(2.01)	43.16	10.13	328,404	0.50	1.39	27
(0.48)	—	(0.48)	41.34	13.93	345,522	0.54	1.32	23

$(0.09)	$ (2.18)	$ (2.27)	$14.33	(6.35)%	$ 47,599	0.80%	0.39%	33%
(0.06)	(0.49)	(0.55)	17.52	72.56	64,997	0.78	0.31	36
(0.10)	(0.46)	(0.56)	10.54	(21.24)	50,646	0.81	0.58	28
(0.10)	(1.78)	(1.88)	13.94	3.18	71,719	0.81	0.56	33
(0.08)	(1.14)	(1.22)	15.70	9.59	77,227	0.83	0.69	29

$(0.12)	$ (2.18)	$ (2.30)	$12.88	(7.20)%	$ 1	0.89%	0.46%	33%
(0.01)	(0.50)	(0.51)	16.14	70.10	—	— (e)	— (e)	36
(0.07)	(0.46)	(0.53)	9.84	(22.17)	—	— (e)	— (e)	28
—	(3.56)	(3.56)	13.64	2.55	—	— (e)	— (e)	33
(0.12)	(2.28)	(2.40)	17.52	(0.48)	—	— (e)	— (e)	29

$(0.13)	$ (2.18)	$ (2.31)	$13.26	(6.09)%	$ 402	0.53%	0.67%	33%
(0.10)	(0.49)	(0.59)	16.37	73.12	125	0.47	0.52	36
(0.13)	(0.46)	(0.59)	9.87	(20.85)	46	0.50	1.11	28
—	(3.56)	(3.56)	13.56	2.27	3	— (e)	— (e)	33
(0.16)	(2.28)	(2.44)	17.48	(0.56)	—	— (e)	— (e)	29

$(0.12)	$ (2.18)	$ (2.30)	$14.67	(6.15)%	$138,771	0.61%	0.57%	33%
(0.09)	(0.50)	(0.59)	17.87	73.00	208,505	0.57	0.51	36
(0.12)	(0.46)	(0.58)	10.74	(21.05)	140,792	0.55	0.86	28
(0.13)	(1.78)	(1.91)	14.19	3.51	153,576	0.53	0.84	33
(0.12)	(1.14)	(1.26)	15.93	9.87	154,975	0.57	0.95	29
See notes to financial statements.

STEWARD FUNDS
NOTES TO FINANCIAL STATEMENTS — April 30, 2022

Note 1	—	Organization:
Steward Funds, Inc. (‘‘SFI’’), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as a diversified open-end management investment company. As of April 30, 2022, SFI is composed of eleven separate operational funds, each a series of SFI (each a ‘‘Fund’’ and collectively the ‘‘Funds’’). The accompanying financial statements are presented for the following eleven Funds:
Steward Covered Call Income Fund
Steward Equity Market Neutral Fund*
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
Steward Large Cap Core Fund*
Steward Large Cap Growth Fund*
Steward Large Cap Value Fund*
Steward Select Bond Fund
Steward Small Cap Growth Fund*
Steward Values-Focused Large Cap Enhanced Index Fund (formerly, Steward Large Cap Enhanced Index Fund)
Steward Values-Focused Small-Mid Cap Enhanced Index Fund (formerly, Steward Small-Mid Cap Enhanced Index Fund)
Each Fund currently offers four classes of shares: ‘‘Class A’’, ‘‘Class C’’, ‘‘Class R6’’, and ‘‘Institutional Class’’ (each a ‘‘Class’’ and collectively the ‘‘Classes’’).** Each Class of shares has equal rights as to earnings, assets and voting privileges, except that each Class has a different expense structure. Each Class of shares has exclusive voting rights with respect to matters that affect just that Class or on which the interests of the Class differ from the interests of the other Classes. Income and realized and unrealized gains and losses on investments are allocated to each Class of shares based on its relative net assets.
*Inception date November 15, 2021
**Class C shares and Class R6 shares of the Steward Equity Market Neutral Fund, Steward Large Cap Core Fund, Steward Large Cap Growth Fund, Steward Large Cap Value Fund and Steward Small Cap Growth Fund are not currently available for purchase.
Note 2	—	Investment Objectives and Strategies:
Steward Covered Call Income Fund seeks to provide dividend income and options premium income, with the potential for capital appreciation and less volatility than the broad equity market. The Fund invests primarily in common stocks of large capitalization U.S. companies, most of which pay dividends, with sufficient liquidity and option market interest to suggest that call options can readily be written on those securities. The Fund writes (sells) covered call options on those securities with the overall goal of providing options premium income and lowering volatility of the Fund’s portfolio when compared to the broader uncovered large capitalization securities market.
Steward Equity Market Neutral Fund seeks to provide long-term capital appreciation independent of the U.S. equity market. The Fund invests primarily in long and short positions in equity securities of large capitalization companies.
Steward Global Equity Income Fund seeks to provide current income along with growth of capital. The Fund invests primarily in U.S. and non-U.S. dividend-paying common stocks of large, medium and small capitalization companies that represent a broad spectrum of the global economy. The Fund’s non-U.S. investments will be primarily in the form of depositary receipts (‘‘DRs’’) or dual listed securities, or U.S. dollar-denominated instruments representing securities of non-U.S. issuers that are traded in the U.S. or in non-U.S. markets.
Steward International Enhanced Index Fund seeks to provide long-term capital appreciation. The Fund invests primarily in DRs or dual listed securities representing securities of companies located or domiciled outside of the United States and allocates selectively between securities of developed market companies and emerging market companies.
Steward Large Cap Core Fund seeks to provide long-term capital appreciation. The Fund invests primarily in equity securities of large capitalization companies.
Steward Large Cap Growth Fund seeks to provide long-term capital appreciation. The Fund invests primarily in equity securities of large capitalization growth companies.

Steward Large Cap Value Fund seeks to provide long-term capital appreciation. The Fund invests primarily in equity securities of large capitalization value companies.
Steward Select Bond Fund seeks to provide high current income with capital appreciation. The Fund invests primarily in fixed income securities, such as corporate bonds, mortgage-backed securities and government and agency bonds and notes.
Steward Small Cap Growth Fund seeks to provide long-term capital appreciation. The Fund invests primarily in equity securities of small capitalization growth companies.
Steward Values-Focused Large Cap Enhanced Index Fund seeks to provide long-term capital appreciation. The Fund invests primarily in common stocks of large capitalization companies that represent a broad spectrum of the United States economy. The Fund’s investments are allocated in an attempt to match the weightings of the Fund’s benchmark index, subject to the application of the Fund’s values-based screens and the reallocation of a portion of each screened security’s weighting in the benchmark index among certain remaining securities of companies that portfolio management believes exhibit positive values-based characteristics.
Steward Values-Focused Small-Mid Cap Enhanced Index Fund seeks to provide long-term capital appreciation. The Fund invests primarily in common stocks of small and medium capitalization companies that represent a broad spectrum of the United States economy. The Fund’s investments are allocated in an attempt to match the weightings of the Fund’s benchmark index, subject to the application of the Fund’s values-based screens and the reallocation of a portion of each screened security’s weighting in the benchmark index among certain remaining securities of companies that portfolio management believes exhibit positive values-based characteristics.
In pursuing their investment objectives, the Funds apply a comprehensive set of values-based screens to all of their portfolio investments.
Note 3	—	Significant Accounting Policies:
SFI follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (‘‘FASB’’) Accounting Standards Codification (‘‘ASC’’) Topic 946 Financial Services — Investment Companies. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (‘‘GAAP’’) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ materially from those estimates. The following summarizes the significant accounting policies of the Funds.
Portfolio Valuation: Fund investments are recorded at fair value. In determining fair value, the Funds use various valuation approaches. Equity securities listed on a domestic or foreign exchange are valued at the last sale price on the day of valuation or, if there was no sale that day, at the mean between the last reported bid and asked prices as of the close of trading. Equity securities traded on The NASDAQ Stock Market LLC (‘‘NASDAQ’’) use the official closing price, if available, and otherwise, use the last reported sale price, or the mean between the last reported bid and asked prices if there was no sale on that day. Equity securities that are traded in the over-the-counter market only, but that are not included on NASDAQ, are valued at the last sale price on the day of valuation. Debt securities (other than short-term debt obligations), including listed issues, are valued at the bid price. These prices will be obtained by the Funds’ accounting services agent from approved independent pricing sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers' internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Short-term debt obligations (those with remaining maturities of 60 days or less) are valued at amortized cost. Open-end money market mutual funds are valued at net asset value per share. Exchange-traded options are valued (i) at the last reported sale price, or, (ii) if there is no last sale price, at the most recent bid for long options and the most recent ask for short options. Each of these valuation methods has been determined in good faith by the Funds’ Board of Directors (the “Board”) to represent fair value for the affected securities. If securities or other assets held by the Funds cannot be valued as set forth above or if a market price or quotation for a security or other asset is not readily available, or cannot be determined, or if any market price or quotation is deemed to be unreliable or inaccurate by the Funds’ investment adviser, the security will be priced at its fair value in accordance with procedures approved by the Board.
GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:
Level 1 — Quoted prices in active markets for identical securities and net asset values for money market funds.
Level 2 — Other significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risks).
Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).
Pursuant to these valuation policies, equity securities and written options contracts are generally categorized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2). Debt securities are generally categorized as Level 2 securities in the fair value hierarchy, except that U.S. Treasury debt securities may be categorized as Level 1. Money market funds are generally categorized as Level 1 securities in the fair value hierarchy. Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy.
The following table presents a summary of inputs used to value the Funds’ investments as of April 30, 2022:
Investments in Securities
Fund	LEVEL 1	LEVEL 2	LEVEL 3	Total
Steward Covered Call Income Fund
Assets:
Security Type
Common Stocks*	$ 22,976,037	$ —	$ —	$ 22,976,037
Money Market Fund	546,485	—	—	546,485
Total Assets - Investments	$ 23,522,522	$ —	$ —	$ 23,522,522

Liabilities:
Other Financial Instruments^
Written Call Options	$ (409,832)	$ —	$ —	$ (409,832)
Total Liabilities - Other Financial Instruments	$ (409,832)	$ —	$ —	$ (409,832)

Steward Equity Market Neutral Fund
Assets:
Security Type
Common Stocks*	$ 26,607,847	$ —	$ —	$ 26,607,847
Total Assets - Investments	$ 26,607,847	$ —	$ —	$ 26,607,847

Liabilities:
Security Type
Common Stocks Sold Short*	$ (22,906,126)	$ —	$ —	$ (22,906,126)
Total Liabilities - Securities Sold Short	$ (22,906,126)	$ —	$ —	$ (22,906,126)

Steward Global Equity Income Fund
Assets:
Security Type
Common Stocks*	$ 284,441,263	$ —	$ —	$ 284,441,263
Money Market Fund	6,585,623	—	—	6,585,623
Preferred Stocks*	3,789,924	—	—	3,789,924
Total Assets - Investments	$ 294,816,810	$ —	$ —	$ 294,816,810

Steward International Enhanced Index Fund
Assets:
Security Type
Common Stocks*	$ 199,707,848	$ 1,376,051	$ —	$ 201,083,899
Master Limited Partnerships*	1,022,603	—	—	1,022,603
Money Market Fund	3,265,752	—	—	3,265,752
Preferred Stocks*	3,488,797	—	—	3,488,797
Total Assets - Investments	$ 207,485,000	$ 1,376,051	$ —	$ 208,861,051

Investments in Securities
Fund	LEVEL 1	LEVEL 2	LEVEL 3	Total
Steward Large Cap Core Fund
Assets:
Security Type
Common Stocks*	$ 69,748,807	$ —	$ —	$ 69,748,807
Money Market Fund	37,171	—	—	37,171
Total Assets - Investments	$ 69,785,978	$ —	$ —	$ 69,785,978

Steward Large Cap Growth Fund
Assets:
Security Type
Common Stocks*	$ 42,894,168	$ —	$ —	$ 42,894,168
Money Market Fund	61,633	—	—	61,633
Total Assets - Investments	$ 42,955,801	$ —	$ —	$ 42,955,801

Steward Large Cap Value Fund
Assets:
Security Type
Common Stocks*	$ 60,564,086	$ —	$ —	$ 60,564,086
Money Market Fund	250,469	—	—	250,469
Total Assets - Investments	$ 60,814,555	$ —	$ —	$ 60,814,555

Steward Select Bond Fund
Assets:
Security Type
Asset-backed securities	$ —	$ 65,297	$ —	$ 65,297
Corporate Bonds*	—	98,935,399	—	98,935,399
Money Market Fund	5,408,091	—	—	5,408,091
Municipal Bonds	—	5,117,704	—	5,117,704
U.S. Government Agencies	—	29,677,632	—	29,677,632
U.S. Government Agency Mortgage-Backed Obligations	—	7,874,944	—	7,874,944
U.S. Treasury Obligations	—	4,527,655	—	4,527,655
Total Assets - Investments	$ 5,408,091	$ 146,198,631	$ —	$ 151,606,722

Steward Small Cap Growth Fund
Assets:
Security Type
Common Stocks*	$ 30,839,754	$ —	$ —	$ 30,839,754
Money Market Fund	515,801	—	—	515,801
Total Assets - Investments	$ 31,355,555	$ —	$ —	$ 31,355,555

Steward Values-Focused Large Cap Enhanced Index Fund
Assets:
Security Type
Common Stocks*	$ 216,655,012	$ —	$ —	$ 216,655,012
Money Market Fund	2,185,313	—	—	2,185,313
Total Assets - Investments	$ 218,840,325	$ —	$ —	$ 218,840,325

Investments in Securities
Fund	LEVEL 1	LEVEL 2	LEVEL 3	Total
Steward Values-Focused Small-Mid Cap Enhanced Index Fund
Assets:
Security Type
Common Stocks*	$ 184,048,566	$ —	$ —	$ 184,048,566
Money Market Fund	2,597,221	—	—	2,597,221
Right*	—	—	—**	—
Total Assets - Investments	$ 186,645,787	$ —	$ —	$ 186,645,787

*	Please refer to the Schedule of Portfolio Investments to view investments and securities sold short.
**	Level 3 security has zero value.
^	Other Financial Instruments would include any derivative instruments, such as written options contracts. These investments are recorded in the financial statements at fair value.
As of April 30, 2022, there were no significant Level 3 holdings for the fund.
Securities Transactions and Investment Income: Portfolio security transactions are recorded on the trade date. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Debt obligations may be placed in non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful as identified by the Funds’ investment adviser. The treatment of such interest income may be different for federal income tax purposes. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Dividend income is recorded on the ex-dividend date, or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholdings taxes, which are accrued as applicable, and have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.
Dividends and Distributions to Shareholders: Effective August 25, 2021, dividends from net investment income, if any, from Steward International Enhanced Index Fund, Steward Values-Focused Large Cap Enhanced Index Fund and Steward Values-Focused Small-Mid Cap Enhanced Index Fund are declared and paid annually and dividends from net investment income, if any, from Steward Covered Call Income Fund, Steward Global Equity Income Fund and Steward Select Bond Fund are declared and paid quarterly. Prior to August 25, 2021, dividends from net investment income, if any, from all Funds were declared and paid quarterly. Funds which commenced operations November 15, 2021 (Steward Equity Market Neutral Fund, Steward Large Cap Core Fund, Steward Large Cap Growth Fund, Steward Large Cap Value Fund, Steward Small Cap Growth Fund) declare and pay dividends from net investment income, if any, annually. All net realized long-term or short-term capital gains, if any, are declared and distributed at least annually.
Income dividends and capital gains distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income, gains and losses on various investment securities held by the Funds, timing differences in the recognition of income, gains and losses and differing characterizations of distributions made by the Funds. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.
Written Options Contracts: Steward Covered Call Income Fund may write (sell) covered call options. Premiums received from written options contracts are recorded as liabilities and are marked-to-market to reflect the current value of the options written. When writing an option, the Fund bears the market risk of unfavorable changes in the price of the underlying instrument.
The notional amount of written options outstanding at April 30, 2022 was $15,157,750. The twelve month average notional amount for written options contracts for the year ended April 30, 2022 was $21,698,777. The net rebates are recognized as a component of investment income on the Statements of Operations.

Transactions in derivative instruments reflected on the Statements of Assets and Liabilities and Statements of Operations, categorized by risk exposure, as of April 30, 2022, are:
		Liability Derivatives
Fund	Primary Risk Exposure	Statements of Asset and Liabilities Location	Total Fair Value
Steward Covered Call Income Fund	Equity Risk Options Contracts	Written options at fair value	$(409,832)

		Realized Gain/(Loss) on Derivatives Recognized as a Result from Operations	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized as a Result from Operations
Fund	Primary Risk Exposure	Net realized gains on options transactions	Change in unrealized appreciation on options transactions
Steward Covered Call Income Fund	Equity Risk	$1,497,226	$495,599
Federal Income Taxes: The Funds intend to continue to qualify as regulated investment companies under Sub-Chapter M of the Internal Revenue Code and accordingly, will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.
As of and during the year ended April 30, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties. For all open tax years, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Further, management of the Funds is not aware of any tax positions for which it is reasonably possible that the total amounts of any unrecognized tax benefits will significantly change over the next fiscal year.
Allocation of Expenses: Expenses directly attributable to a Fund or Class are charged directly to that Fund or Class, while expenses that are attributable to more than one Fund or Class are allocated among the respective Funds and their Classes based upon relative net assets or some other reasonable method.
Foreign Securities: Investments in securities of issuers in foreign countries involve risks not associated with domestic investments. These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; and (7) less availability of information. Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than found in developed countries.
Affiliated Securities Transactions: Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in securities transactions with affiliated investment companies and advisory accounts managed by Crossmark Global Investments, Inc. (‘‘Crossmark Global Investments’’ or the ‘‘Adviser’’). Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended April 30, 2022, the Funds did not engage in any Rule 17a-7 transactions.
Short Sales: When Steward Equity Market Neutral Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold.

When-Issued Securities: Steward Select Bond Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., ‘‘when issued”) consistent with the Fund's ability to manage its investment portfolio. No interest will be earned by the Fund on such purchases until the securities are delivered, however, the market value may change prior to delivery. When the Fund makes a commitment to purchase a security on a forward commitment basis, cash or liquid securities equal to the amount of such Fund’s commitments will be reserved for payment of the commitment.
Note 4	—	Investment Advisory and Other Agreements:
Crossmark Global Investments, a wholly-owned subsidiary of Crossmark Global Holdings, Inc. (‘‘Crossmark Global Holdings’’), serves as investment adviser to the Funds. Crossmark Global Investments provides investment advisory services to investment companies, pension and profit sharing accounts, corporations and individuals. Subject to the authority of the Board, the Adviser provides the Funds with continuous investment advisory services in accordance with an investment advisory agreement between the Adviser and SFI, on behalf of the Funds. Crossmark Global Investments receives compensation for its services as investment adviser. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. Pursuant to the terms of the investment advisory agreement, Crossmark Global Investments has full discretion to manage the assets of the Funds in accordance with their investment objectives.
As compensation for its services as investment adviser, each Fund pays Crossmark Global Investments, on a monthly basis, an investment advisory fee calculated daily, based on the average daily net assets of the Fund, at the following annual rates:
Steward Covered Call Income Fund	Steward Large Cap Value Fund
— 0.625% of the first $1 billion	— 0.50% of the first $1 billion
— 0.5625% of assets over $1 billion	— 0.45% of the next $1 billion
— 0.40% of assets over $2 billion
Steward Equity Market Neutral Fund	Steward Select Bond Fund
— 1.00% of the first $1 billion	— 0.315% of the first $1 billion
— 0.90% of the next $1 billion	— 0.2835% of assets over $1 billion
— 0.80% of assets over $2 billion
Steward Global Equity Income Fund	Steward Small Cap Growth Fund
— 0.625% of the first $1 billion	— 0.75% of the first $1 billion
— 0.5625% of assets over $1 billion	— 0.70% of the next $1 billion
— 0.65% of assets over $2 billion
Steward International Enhanced Index Fund	Steward Values-Focused Large Cap Enhanced Index Fund
— 0.365% of the first $1 billion	— 0.215% of the first $1 billion
— 0.3285% of assets over $1 billion	— 0.1935% of assets over $1 billion
Steward Large Cap Core Fund	Steward Values-Focused Small-Mid Cap Enhanced Index Fund
— 0.50% of the first $1 billion	— 0.215% of the first $1 billion
— 0.45% of the next $1 billion	— 0.1935% of assets over $1 billion
— 0.40% of assets over $2 billion
Steward Large Cap Growth Fund
— 0.50% of the first $1 billion
— 0.45% of the next $1 billion
— 0.40% of assets over $2 billion
With respect to each Fund listed below, Crossmark Global Investments has entered into an expense limitation agreement. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by each Class of a Fund in any fiscal year exceed the expense limit for such Class of the Fund, such excess amount will be the liability of the Adviser. Brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies, and extraordinary expenses are excluded from the expense limitation agreement. The expense limitation agreement may be terminated by the Board at any time and will terminate automatically upon the termination of the Advisory Agreement. As of April 30, 2022, the contractual expense limitations were as follows:
	In effect through November 14, 2022
Fund	Class A	Class C	Class R6	Institutional Class
Steward Covered Call Income Fund	1.25%	2.00%	0.90%	1.00%
Steward Equity Market Neutral Fund*	2.25%	N/A	N/A	2.00%
Steward Large Cap Core Fund*	1.00%	N/A	N/A	0.75%
Steward Large Cap Growth Fund*	1.00%	N/A	N/A	0.75%
Steward Large Cap Value Fund*	1.00%	N/A	N/A	0.75%
Steward Small Cap Growth Fund*	1.25%	N/A	N/A	1.00%

*	Class C and Class R6 shares of the Funds are not currently available for purchase.
Steward Covered Call Income Fund, Steward Equity Market Neutral Fund, Steward Large Cap Core Fund, Steward Large Cap Growth Fund, Steward Large Cap Value Fund and Steward Small Cap Growth Fund have agreed to repay fees and expenses that were contractually waived or reimbursed by the Adviser for a period up to three fiscal years after the fiscal year in which such waiver or reimbursement was made to the extent such repayments would not cause the ordinary operating expenses of a Class to exceed the expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment, whichever is lower. Any amounts repaid by the Fund and recouped by the Adviser during the year are reflected on the Statements of Operations as ‘‘Recoupment of prior expenses reimbursed by the Adviser.’’
From time to time, the Adviser may voluntarily waive fees or reimburse expenses of a Fund. These voluntary waivers or reimbursements may be terminated at any time at the option of the Adviser. For the fiscal year ended April 30, 2022, the Adviser did not voluntarily waive or reimburse expenses of a Fund.
As of April 30, 2022, the amounts subject to repayment by the Funds in subsequent years under the expense limitation agreement and for voluntary waivers or reimbursements subject to recoupment were as follows:
Fund	Expires April 30, 2023	Expires April 30, 2024	Expires April 30, 2025
Steward Covered Call Income Fund	$96,611	$314,550	$173,717
Steward Equity Market Neutral Fund	N/A	N/A	—
Steward Large Cap Core Fund	N/A	N/A	43,800
Steward Large Cap Growth Fund	N/A	N/A	46,983
Steward Large Cap Value Fund	N/A	N/A	41,105
Steward Small Cap Growth Fund	N/A	N/A	44,894
Crossmark Global Investments serves as the administrator of the Funds. For its administration and compliance services, Crossmark Global Investments receives a monthly fee from each Fund calculated at the annual rate of 0.075% of the first $1 billion of the average daily net assets of that Fund and 0.0675% of assets over $1 billion.
Crossmark Distributors, Inc. (‘‘Crossmark Distributors’’) serves as the distributor of the Funds’ shares. Crossmark Distributors is an affiliate of Crossmark Global Investments, and both are wholly-owned subsidiaries of Crossmark Global Holdings.
Each of the Funds has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan allows each Fund, out of assets attributable to Class A shares, to compensate Crossmark Distributors at an annual rate of 0.25% for its services in connection with the sale and distribution of Class A shares and for services to Class A shareholders. The Plan allows each Fund, out of assets attributable to Class C shares, to compensate Crossmark Distributors at an annual rate of 1.00% for its services in connection with the sale and distribution of Class C shares and for services to Class C shareholders. Because these fees are paid out of Class A and Class C assets on an ongoing basis over time these fees will increase the cost of your investment in Class A and Class C shares and may cost you more than paying other types of sales charges. Institutional Class and Class R6 shares are not subject to the Plan.
Each of the Funds has also adopted a Sub-Accounting Services Plan with respect to its Class A, Class C and Institutional Class shares, which provides that each Fund shall reimburse Crossmark Distributors out of the assets of the Fund attributable to the applicable Class for payments by Crossmark Distributors to certain third party providers that assist in the servicing of certain group accounts in which Fund shareholders of the applicable Class participate. For asset-based fee arrangements between Crossmark Distributors and third party providers, the amounts payable to Crossmark Distributors may not exceed, on an annual basis, 0.20% of the average daily net assets of the applicable Class of the Fund. For per-account arrangements between Crossmark Distributors and third party providers, the amounts payable to Crossmark Distributors may not exceed, on an annual basis, $20 per account. These fees are in addition to fees payable under the Service and Distribution Plan. Class R6 shares are not subject to the Sub-Accounting Services Plan.
Certain officers and directors of the Funds are also officers and/or directors of Crossmark Global Investments and/or Crossmark Distributors.
The Northern Trust Company (‘‘Northern Trust’’) acts as fund accounting and sub-administration services provider for each Fund. Under the terms of the Fund Administration and Accounting Services Agreement, Northern Trust is paid annual class fees which shall apply to each additional class of shares of each Fund that has more than a single share class, and is entitled to receive a monthly fee from each Fund calculated at the annual rate of 0.05% on the first $500 million of the Funds’ aggregate average daily net assets. The rate then declines to 0.04% on the next $500 million of aggregate average daily net assets, and to 0.03% on the next $1 billion of aggregate average daily net assets, and to 0.02% on aggregate average daily net assets over $2 billion thereafter subject to certain minimums and additional fees. Northern Trust receives additional fees for sub-administration services and reimbursement of certain expenses. Northern Trust also serves as the Funds’ transfer agent and is paid annual class and per account fees.
Note 5	—	Purchases and Sales of Securities:
Purchases and sales of portfolio securities (excluding short-term securities and U.S. government securities) for the year ended April 30, 2022, were as follows:
Fund	Purchases	Sales
Steward Covered Call Income Fund	$ 36,867,933	$ 50,026,608
Steward Equity Market Neutral Fund	50,316,880	48,052,182
Steward Global Equity Income Fund	238,652,592	286,050,989
Steward International Enhanced Index Fund	77,166,392	26,611,338
Steward Large Cap Core Fund	103,722,888	24,095,767
Steward Large Cap Growth Fund	67,047,630	16,203,757
Steward Large Cap Value Fund	102,030,991	36,157,009
Steward Select Bond Fund	18,263,528	27,474,673
Steward Small Cap Growth Fund	47,742,423	8,036,282
Steward Values-Focused Large Cap Enhanced Index Fund	114,592,281	318,045,262
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	79,038,130	155,959,693
Purchases and sales of U.S. government securities for the year ended April 30, 2022, were as follows:
Fund	Purchases	Sales
Steward Select Bond Fund	$ 16,135,707	$ 20,634,178

Note 6	—	Federal Income Tax Information:
As of April 30, 2022, the cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) on investments, including written call options, for federal income tax purposes, were as follows:
Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)
Steward Covered Call Income Fund	$ 26,237,029	$ 527,665	$ (3,652,004)	$ (3,124,339)
Steward Equity Market Neutral Fund	1,965,183	5,063,449	(3,326,911)	1,736,538
Steward Global Equity Income Fund	266,328,457	43,973,481	(15,485,128)	28,488,353
Steward International Enhanced Index Fund	210,035,426	27,738,335	(28,912,710)	(1,174,375)
Steward Large Cap Core Fund	77,995,936	772,722	(8,982,680)	(8,209,958)
Steward Large Cap Growth Fund	49,176,615	440,602	(6,661,416)	(6,220,814)
Steward Large Cap Value Fund	65,139,915	1,517,634	(5,842,994)	(4,325,360)
Steward Select Bond Fund	164,695,794	167,476	(13,256,548)	(13,089,072)
Steward Small Cap Growth Fund	39,909,669	629,623	(9,183,737)	(8,554,114)
Steward Values-Focused Large Cap Enhanced Index Fund	202,209,938	31,017,075	(14,386,688)	16,630,387
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	176,041,677	28,687,399	(18,083,289)	10,604,110
The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily attributable to tax deferral of losses on wash sales, adjustments to income on certain securities and other temporary differences.
The tax character of distributions paid during the fiscal year ended April 30, 2022, was as follows:
	Distributions Paid From
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Distribution Paid
Steward Covered Call Income Fund	$ 2,177,626	$ 1,057,541	$ 3,235,167
Steward Equity Market Neutral Fund	—	—	—
Steward Global Equity Income Fund	18,666,571	25,167,668	43,834,239
Steward International Enhanced Index Fund	3,719,850	4,885,523	8,605,373
Steward Large Cap Core Fund	60,584	—	60,584
Steward Large Cap Growth Fund	20,782	—	20,782
Steward Large Cap Value Fund	105,359	—	105,359
Steward Select Bond Fund	2,393,851	—	2,393,851
Steward Small Cap Growth Fund	10,843	—	10,843
Steward Values-Focused Large Cap Enhanced Index Fund	7,882,401	64,063,965	71,946,366
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	7,799,214	19,535,711	27,334,925

The tax character of distributions paid during the fiscal year ended April 30, 2021, was as follows:
	Distributions Paid From
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Distribution Paid
Steward Covered Call Income Fund	$ 4,447,588	$ —	$ 4,447,588
Steward Global Equity Income Fund	6,364,964	3,672,129	10,037,093
Steward International Enhanced Index Fund	2,962,781	3,437,280	6,400,061
Steward Select Bond Fund	2,865,818	—	2,865,818
Steward Values-Focused Large Cap Enhanced Index Fund	10,913,675	26,672,511	37,586,186
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	2,713,061	6,557,617	9,270,678
In addition to the Ordinary and Capital Gains distribution, during the fiscal year ended April 30, 2022, the following Funds utilized equalization for tax purposes whereby a portion of redemption payments were treated as distributions as noted below:
Fund	Ordinary Income	Short-term Capital Gain	Long-term Capital Gain	Total Equalization
Steward Covered Call Income Fund	$ 4,436	$ 672,974	$ 145,164	$ 822,574
Steward Global Equity Income Fund	747,095	2,323,358	6,354,866	9,425,319
Steward International Enhanced Index Fund	170,280	—	234,735	405,015
Steward Large Cap Core Fund	355	—	—	355
Steward Large Cap Value Fund	5,244	—	—	5,244
Steward Values-Focused Large Cap Enhanced Index Fund	168,716	5,052,484	36,840,606	42,061,806
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	—	1,518,129	11,633,754	13,151,883
As of April 30, 2022, the components of distributable earnings/(accumulated deficit) on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributable Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/(Depreciation)	Total Distributable Earnings/(Accumulated Deficit)
Steward Covered Call Income Fund	$ 1,028,764	$ 220,456	$ 1,249,220	$ (2,271)	$ (3,124,339)	$ (1,877,390)
Steward Equity Market Neutral Fund	—	—	—	(301,309)	1,736,538	1,435,229
Steward Global Equity Income Fund	4,591,948	9,503,884	14,095,832	—	28,488,353	42,584,185
Steward International Enhanced Index Fund	1,573,452	2,169,041	3,742,493	—	(1,174,375)	2,568,118
Steward Large Cap Core Fund	143,289	—	143,289	(1,667,681)	(8,209,958)	(9,734,350)
Steward Large Cap Growth Fund	8,693	—	8,693	(1,724,890)	(6,220,814)	(7,937,011)
Steward Large Cap Value Fund	286,717	—	286,717	(982,404)	(4,325,360)	(5,021,047)
Steward Select Bond Fund	326,890	—	326,890	(2,344,343)	(13,089,072)	(15,106,525)
Steward Small Cap Growth Fund	—	—	—	(358,304)	(8,554,114)	(8,912,418)
Steward Values-Focused Large Cap Enhanced Index Fund	8,525,601	60,156,338	68,681,939	—	16,630,387	85,312,326
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	3,914,283	29,996,017	33,910,300	—	10,604,110	44,514,410
As of the end of the fiscal year ended April 30, 2022, the following Funds had capital loss carry forwards (‘‘CLCFs’’) as summarized in the tables below. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF is offset.

CLCFs not subject to expiration:
Fund	Short-Term Amount	Long-Term Amount	Total
Steward Covered Call Income Fund	$ —	$ —	$ —
Steward Equity Market Neutral Fund	301,309	—	301,309
Steward Global Equity Income Fund	—	—	—
Steward International Enhanced Index Fund	—	—	—
Steward Large Cap Core Fund	1,667,681	—	1,667,681
Steward Large Cap Growth Fund	1,724,890	—	1,724,890
Steward Large Cap Value Fund	982,404	—	982,404
Steward Select Bond Fund	116,206	2,228,137	2,344,343
Steward Small Cap Growth Fund	305,173	—	305,173
Steward Values-Focused Large Cap Enhanced Index Fund	—	—	—
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	—	—	—
During the tax year ended April 30, 2022, the Fund utilized capital loss carryforwards as follows:
Fund	Total
Steward Select Bond Fund	$ 171,599
Under the current tax law, capital/late year and ordinary losses realized after October 31 and December 31, respectively, of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Fund's deferred losses are as follows:
Fund	Late-Year Ordinary Loss Deferred
Steward Small Cap Growth Fund	$ 53,131

Note 7	—	Reclassifications:
In accordance with GAAP, the Funds will make reclassifications, if applicable, among their capital accounts. These reclassifications are intended to adjust the components of the Funds’ net assets to reflect the tax character of permanent book/tax differences (e.g., Foreign Currency Gain/Loss, return of capital basis adjustments sold, paydown gain/loss) and have no impact on the net assets or the net asset value of the Funds. As of April 30, 2022, the following reclassifications were made between the capital accounts and distributable earnings:
Fund	Distributable Earnings	Capital
Steward Covered Call Income Fund	$ (822,574)	$ 822,574
Steward Equity Market Neutral Fund	178,064	(178,064)
Steward Global Equity Income Fund	(9,425,319)	9,425,319
Steward International Enhanced Index Fund	(405,015)	405,015
Steward Large Cap Core Fund	(355)	355
Steward Large Cap Growth Fund	—	—
Steward Large Cap Value Fund	(5,244)	5,244
Steward Select Bond Fund	—	—
Steward Small Cap Growth Fund	7,347	(7,347)
Steward Values-Focused Large Cap Enhanced Index Fund	(42,061,806)	42,061,806
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	(13,151,883)	13,151,883

Note 8	—	Control Ownership:
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2022, Assemblies of God Financial Services Group DBA AGFinancial, the parent company of Crossmark Global Holdings, through its subsidiary, Steward Financial Holdings, Inc., had effective voting control over each of the Funds and SFI. In addition, as of April 30, 2022, the following were record owners of the approximate amounts of each Fund listed below. Record ownership is not necessarily the same as beneficial ownership.
		Percent Owned
Steward Covered Call Income Fund	MSCS Financial Services, LLC	43%
Steward Covered Call Income Fund	National Financial Services LLC	40%

Steward Equity Market Neutral Fund	MSCS Financial Services, LLC	86%

Steward Global Equity Income Fund	MSCS Financial Services, LLC	26%
Steward Global Equity Income Fund	National Financial Services LLC	30%

Steward International Enhanced Index Fund	MSCS Financial Services, LLC	40%
Steward International Enhanced Index Fund	National Financial Services LLC	35%

Steward Large Cap Core Fund	MSCS Financial Services, LLC	69%
Steward Large Cap Core Fund	National Financial Services LLC	27%

Steward Large Cap Growth Fund	MSCS Financial Services, LLC	78%

Steward Large Cap Value Fund	MSCS Financial Services, LLC	75%

Steward Select Bond Fund	MSCS Financial Services, LLC	68%
Steward Select Bond Fund	National Financial Services LLC	37%

Steward Small Cap Growth Fund	MSCS Financial Services, LLC	82%

Steward Values-Focused Large Cap Enhanced Index Fund	MSCS Financial Services, LLC	38%
Steward Values-Focused Large Cap Enhanced Index Fund	National Financial Services LLC	29%

Steward Values-Focused Small-Mid Cap Enhanced Index Fund	MSCS Financial Services, LLC	25%
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	National Financial Services LLC	26%

Note 9	—	LIBOR Transition:
Certain of Steward Select Bond Fund's investments, payment obligations and financing terms may be based on floating rates, such as the London Interbank Offered Rate (“LIBOR”). In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform Topic 848 (“ASU 2020-04”), “Facilitation of the Effects of Reference Rate Reform on Financial Reporting,” which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The Financial Conduct Authority and Intercontinental Exchange Benchmark Administration have since announced that most LIBOR settings will no longer be published after December 31, 2021 and the remaining U.S. dollar LIBOR settings will cease publication after June 30, 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022, and the adoption of ASU 2020-04 is elective. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
Note 10 — Coronavirus Disease 2019 (COVID-19):
The outbreak of COVID-19, including new variants, has adversely impacted global commercial activity and contributed to significant volatility in financial markets. The COVID-19 pandemic and government responses are creating near-term disruption in global supply chains and adversely affecting many industries. The outbreak could have a continued material adverse impact on economic and market conditions and trigger a period of global economic slowdown. The rapid development and fluidity of this situation precludes any prediction as to the ultimate material adverse impact of COVID-19. Nevertheless, COVID-19 presents material uncertainty and risk with respect to each Fund, its performance, and its financial results.

Note 11 — Subsequent Events:
Management has evaluated subsequent events through the date these financial statements were issued.
Portfolio Management Changes: Effective May 31, 2022, Rob Botard replaced Ryan Caylor as a co-portfolio manager for Steward Global Equity Income Fund. Mr. Botard is a Managing Director and Portfolio Manager of Crossmark Global Investments.
Distributions
On June 10, 2022, the Funds declared and paid, respectively, a distribution from ordinary income for the following amounts:
Fund	Amount
Steward Covered Call Income Fund	$ 44,968
Steward Equity Market Neutral Fund	—
Steward Global Equity Income Fund	1,194,483
Steward International Enhanced Index Fund	—
Steward Large Cap Core Fund	—
Steward Large Cap Growth Fund	—
Steward Large Cap Value Fund	—
Steward Select Bond Fund	236,579
Steward Small Cap Growth Fund	—
Steward Values-Focused Large Cap Enhanced Index Fund	—
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Steward Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Steward Funds, Inc. comprising the funds listed below (the “Funds”) as of April 30, 2022, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2022, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statement(s) of Changes in Net Assets	Financial Highlights
Steward Global Equity Income Fund, Steward International Enhanced Index Fund, Steward Select Bond Fund, Steward Values-Focused Large Cap Enhanced Index Fund (formerly, Steward Large Cap Enhanced Index Fund), and Steward Values-Focused Small-Mid Cap Enhanced Index Fund (formerly, Steward Small-Mid Cap Enhanced Index Fund)	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the years ended April 30, 2022, 2021, 2020, 2019, and 2018

Steward Covered Call Income Fund	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the years ended April 30, 2022, 2021, 2020, 2019 and for the period from December 14, 2017 (commencement of operations) through April 30, 2018

Steward Equity Market Neutral Fund, Steward Large Cap Core Fund, Steward Large Cap Growth Fund, Steward Large Cap Value Fund, and Steward Small Cap Growth Fund	For the period from November 15, 2021 (commencement of operations) through April 30, 2022

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | 866.818.4538 FAX | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2007.

COHEN & COMPANY, LTD.

Chicago, Illinois

June 28, 2022

General Information (Unaudited)

Federal Income Tax Information:
For the fiscal year ended April 30, 2022, the following percentages of the total ordinary income distributions paid by the Funds qualify for the dividends received deduction available to corporate shareholders.
Fund	Dividends Received Deduction
Steward Covered Call Income Fund	0.65%
Steward Equity Market Neutral Fund	—%
Steward Global Equity Income Fund	8.52%
Steward International Enhanced Index Fund	0.25%
Steward Large Cap Core Fund	100.00%
Steward Large Cap Growth Fund	100.00%
Steward Large Cap Value Fund	100.00%
Steward Select Bond Fund	0.42%
Steward Small Cap Growth Fund	100.00%
Steward Values-Focused Large Cap Enhanced Index Fund	4.81%
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	5.14%
For the fiscal year ended April 30, 2022, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2022 Form 1099-DIV.
For the taxable year ended April 30, 2022, the percentages of Qualified Dividend Income are as follows:
Fund	Qualified Dividend Income
Steward Covered Call Income Fund	0.67%
Steward Equity Market Neutral Fund	—%
Steward Global Equity Income Fund	18.42%
Steward International Enhanced Index Fund	94.46%
Steward Large Cap Core Fund	100.00%
Steward Large Cap Growth Fund	100.00%
Steward Large Cap Value Fund	100.00%
Steward Select Bond Fund	0.42%
Steward Small Cap Growth Fund	100.00%
Steward Values-Focused Large Cap Enhanced Index Fund	5.02%
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	5.79%

The Funds declared long-term distributions of realized gains as follows:
Fund	Long-Term Capital Gains
Steward Covered Call Income Fund	$ 1,057,541
Steward Equity Market Neutral Fund	—
Steward Global Equity Income Fund	25,167,668
Steward International Enhanced Index Fund	4,885,523
Steward Large Cap Core Fund	—
Steward Large Cap Growth Fund	—
Steward Large Cap Value Fund	—
Steward Select Bond Fund	—
Steward Small Cap Growth Fund	—
Steward Values-Focused Large Cap Enhanced Index Fund	64,063,965
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	19,535,711
The Funds declared short-term distributions of realized gains as follows:
Fund	Short-Term Capital Gains
Steward Covered Call Income Fund	$ 2,058,856
Steward Equity Market Neutral Fund	—
Steward Global Equity Income Fund	12,895,568
Steward International Enhanced Index Fund	205,932
Steward Large Cap Core Fund	—
Steward Large Cap Growth Fund	—
Steward Large Cap Value Fund	—
Steward Select Bond Fund	—
Steward Small Cap Growth Fund	—
Steward Values-Focused Large Cap Enhanced Index Fund	6,208,022
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	6,445,252
The Steward International Enhanced Index Fund intends to elect to pass-through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on April 30, 2022 were as follows:
Fund	Foreign Source Income	Foreign Tax Expense
Steward International Enhanced Index Fund	$0.57	$0.08
Proxy Voting Policy and Voting Records
A description of the policies and procedures that the Funds use to determine how to vote proxies and information regarding how each Fund voted proxies during the most recent 12 month-period ended June 30, is available without charge, (i) by calling 1-888-845-6910, or (ii) on the SEC’s website at http://www.sec.gov.
Availability of Quarterly Portfolio Schedule
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Portfolio holdings information included with Form N-PORT for the third month of each relevant fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.

Board Considerations Regarding Approval of Investment Advisory Agreement
The Board of Directors (the “Board”) of Steward Funds, Inc. (“SFI”), including the Independent Directors, approved the Investment Advisory Agreement (the “Agreement”) with Crossmark Global Investments, Inc. (the “Adviser” and together with its affiliates, “Crossmark”), on behalf of the following five series of SFI (each a “Fund” and collectively, the “Funds”):
Steward Equity Market Neutral Fund
Steward Large Cap Core Fund
Steward Large Cap Growth Fund
Steward Large Cap Value Fund
Steward Small Cap Growth Fund
The Board approved the Agreement for each Fund at a meeting held on August 25, 2021 (the “August 25th Meeting”).  The Board determined for each Fund that the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided by the Adviser and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.
In connection with meetings of the Board held on June 10, 2021 and August 10, 2021 and the August 25th Meeting (collectively, the “Meetings”), Crossmark provided, and reviewed with the Board, extensive materials and information that, among other things, outlined:  the investment advisory, administration, compliance and other services to be provided by Crossmark to each Fund (including the relevant personnel responsible for these services and their experience); the proposed advisory fee rate payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Adviser; the estimated expense ratio of each Fund’s Institutional Class as compared to expense ratios of the funds in the Fund’s Expense Group; the nature of expenses to be incurred in providing services to each Fund and the potential for the Adviser to realize economies of scale, if any; profitability and other financial data for Crossmark; and any other benefits to Crossmark from the Adviser’s relationship with the Funds. The Board noted that, in connection with the 2021 annual contract review process conducted at the meeting of the Board held on May 12, 2021 (the “May Meeting”), Crossmark provided, and reviewed with the Board, extensive materials and information, responding to requests for information from SFI counsel on behalf of the Independent Directors, that supported the Board’s decision to renew the Agreement for the other series of SFI (collectively, the “Contract Review Materials”). The Board considered that the materials provided by Crossmark, and reviewed with the Board, at the Meetings affirmed the information in the Contract Review Materials and provided updates, as applicable, for purposes of the Board’s evaluation of the Agreement for each Fund.
In considering the renewal of the Agreement for each Fund, the Independent Directors met with SFI counsel independent of management and of the interested Directors to review and discuss the materials received from Crossmark. The Board asked questions and applied its business judgment to determine whether the arrangement between SFI and the Adviser is a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to approve the Agreement for each Fund.
Nature, Extent and Quality of Services.  The Board considered the nature, extent and quality of the services expected to be provided by the Adviser to each Fund under the Agreement. The Board considered that the Adviser will be responsible for investment advice, portfolio management, including the implementation of each Fund’s values-based screening policies, and brokerage allocation, among other services, under the Agreement. The Board also noted that the Adviser will provide administration and compliance services, including maintaining the Funds’ compliance program, under a separate Administration Agreement. The Board considered the background and experience of the Crossmark employees who will be responsible for providing the investment advisory, values-based screening, administration, legal, compliance and other services to the Funds. At the Meetings, the Board received presentations from the lead portfolio managers for the Funds and were able to ask questions about the portfolio management teams and the proposed investment strategies for the Funds. Because the Funds had yet to commence investment operations, the Board could not consider the historical investment performance of the Funds. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided by the Adviser to each Fund under the Agreement are expected to be satisfactory.
Fees and Expenses.  The Board considered the proposed advisory fee rate payable by each Fund under the Agreement for the services provided. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory fee rates charged by the Adviser to other clients. The Board noted that, with respect to comparing the Funds’ proposed advisory fee rates under the Agreement to the advisory fee rates of the peer funds in the Expense Groups, Broadridge included the fee rates for administration and compliance services to be provided under the Administration Agreement in the advisory fee rates for the Funds. Based on the information provided, the Board noted that the proposed advisory fee rate for each Fund, except for Steward Small Cap Growth Fund, was below the median advisory fee rate of its Expense Group and that, although the proposed advisory fee rate for Steward Small Cap Growth Fund was above the median advisory fee rate of its Expense Group, such Fund’s proposed advisory fee rate was within a reasonable range of the Expense Group median. With respect to the Expense Groups, the Board, at the August 25th Meeting, discussed with the Adviser limitations in creating peer groups for the Funds. The Board also considered information provided by the Adviser regarding advisory fee rates charged to other clients with similar investment objectives and policies as the Funds, noting the Adviser’s discussion at the August 25th Meeting of the differences in services, as well as legal, compliance and operational resources and risks, associated with sponsoring and managing the Funds as compared to such other clients, among other differences identified by the Adviser that limit the comparability of the fees charged to such other clients. For each Fund, the Board considered that the Adviser would contractually agree to waive fees and/or reimburse expenses to limit total annual operating expenses for the Fund, subject to the ability to recapture previously waived fees and/or reimbursed expenses under certain circumstances for a three-year period. On the basis of the information provided, the Board concluded that the proposed advisory fee rate for each Fund is reasonable and appropriate in light of the nature, extent and quality of the services expected to be provided by the Adviser to each Fund under the Agreement.
Profitability.  The Board received the financial statements of Crossmark in connection with the May Meeting and the August 25th Meeting and information regarding the estimated profitability to Crossmark under the Agreement for each Fund. The Board considered the proposed advisory fee rate for each Fund, that each Fund was newly organized and had no operating history and the Adviser’s agreement to limit each Fund’s total annual operating expenses.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Adviser’s estimated profitability level for the Funds was not unreasonable
Economies of Scale.  The Board considered whether there are any potential economies of scale with respect to the management of each Fund under the Agreement and whether each Fund may benefit from any economies of scale under the Agreement. The Board noted that each Fund’s proposed advisory fee rate schedule includes breakpoints that offer reasonable economies of scale that may benefit the Fund if and as assets grow. Based upon the information considered, the Board concluded that the proposed advisory fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may exist in the management of the Fund at reasonably foreseeable future asset levels.
Other Benefits to the Adviser and Its Affiliates.  The Board considered the character and amount of other benefits, incidental or otherwise, expected to be received by Crossmark as a result of the Adviser’s relationship with the Funds. The Board noted that Crossmark Distributors, Inc. (“Crossmark Distributors”), an affiliate of the Adviser, will serve as each Fund’s principal underwriter and distributor and may receive payments from the Funds under the Funds’ Rule 12b-1 plan for distribution services. The Board also noted that, under the Administration Agreement, the Adviser will provide administration and compliance services to the Funds and receive payments from the Funds for such services. In addition, the Board considered anticipated benefits to the Adviser related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker-dealers. The Board considered these direct and indirect benefits in reaching its conclusion that each Fund’s proposed advisory fee rate under the Agreement is reasonable.
Conclusion.  Based upon all the information considered and the conclusions reached, the Board, including the Independent Directors, unanimously determined that the terms of the Agreement are fair and reasonable and that approval of the Agreement for each Fund is in the best interests of each Fund.  No single factor was determinative in the Board’s analysis.

EXPENSE EXAMPLES (Unaudited)

As a shareholder of the Funds, you may incur transaction costs, including contingent deferred sales charges on the lesser of the purchase price or redemption proceeds of Class C shares. You will also incur ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021 through April 30, 2022.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.
Fund	Beginning Account Value 11/1/21	Ending Account Value 4/30/22	Expenses Paid During Period 11/1/21 – 4/30/22	Expense Ratio During Period 11/1/21 – 4/30/22
Steward Covered Call Income Fund
Class A	$1,000.00	$ 922.90	$ 5.96	1.25%
Class C	1,000.00	919.80	9.52	2.00%
Class R6	1,000.00	924.60	4.29	0.90%
Institutional Class	1,000.00	924.00	4.77	1.00%
Steward Equity Market Neutral Fund(1)
Class A	1,000.00	1,058.80	10.53	2.25%
Institutional Class	1,000.00	1,060.80	8.06	1.72%
Steward Global Equity Income Fund
Class A	1,000.00	974.30	5.87	1.20%
Class C	1,000.00	971.30	8.65	1.77%
Class R6	1,000.00	975.50	4.56	0.93%
Institutional Class	1,000.00	974.70	5.14	1.05%
Steward International Enhanced Index Fund
Class A	1,000.00	900.20	4.52	0.96%
Class C	1,000.00	900.10	2.59	0.55%
Class R6	1,000.00	901.10	3.21	0.68%
Institutional Class	1,000.00	900.70	3.72	0.79%
Steward Large Cap Core Fund(1)
Class A	1,000.00	861.90	4.23	1.00%
Institutional Class	1,000.00	863.30	3.18	0.75%
Steward Large Cap Growth Fund(1)
Class A	1,000.00	826.20	4.15	1.00%
Institutional Class	1,000.00	827.60	3.12	0.75%
Steward Large Cap Value Fund(1)
Class A	1,000.00	917.30	4.36	1.00%
Institutional Class	1,000.00	918.70	3.27	0.75%
Steward Select Bond Fund
Class A	1,000.00	910.40	4.45	0.94%
Class C	1,000.00	906.10	9.40	1.99%
Class R6	1,000.00	910.00	3.55	0.75%
Institutional Class	1,000.00	911.00	3.60	0.76%
Steward Small Cap Growth Fund(1)
Class A	1,000.00	751.70	4.98	1.25%
Institutional Class	1,000.00	752.30	3.98	1.00%
Steward Values-Focused Large Cap Enhanced Index Fund
Class A	1,000.00	896.30	4.00	0.85%
Class C	1,000.00	892.80	7.88	1.68%
Class R6	1,000.00	897.60	2.49	0.53%
Institutional Class	1,000.00	896.90	3.01	0.64%

EXPENSE EXAMPLES (Unaudited)

Fund	Beginning Account Value 11/1/21	Ending Account Value 4/30/22	Expenses Paid During Period 11/1/21 – 4/30/22	Expense Ratio During Period 11/1/21 – 4/30/22
Steward Values-Focused Small-Mid Cap Enhanced Index Fund
Class A	$1,000.00	$896.60	$3.95	0.84%
Class C	1,000.00	894.70	4.18	0.89%
Class R6	1,000.00	897.70	2.73	0.58%
Institutional Class	1,000.00	897.70	3.20	0.68%

(1)	Inception date 11/15/2021.

Hypothetical Example for Comparison Purposes (Unaudited)

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Transactional costs, if any, such as sales charges (front or back end loads) or exchange fees, are not shown in the table. Therefore, this table is useful only in comparing ongoing costs and will not help you determine the relative costs of owning different funds.
Fund	Beginning Account Value 11/1/21	Ending Account Value 4/30/22	Expenses Paid During Period 11/1/21 – 4/30/22	Expense Ratio During Period 11/1/21 – 4/30/22
Steward Covered Call Income Fund
Class A	$1,000.00	$1,018.60	$ 6.26	1.25%
Class C	1,000.00	1,014.88	9.99	2.00%
Class R6	1,000.00	1,020.33	4.51	0.90%
Institutional Class	1,000.00	1,019.84	5.01	1.00%
Steward Equity Market Neutral Fund(1)
Class A	1,000.00	1,012.51	10.30	2.25%
Institutional Class	1,000.00	1,014.92	7.88	1.72%
Steward Global Equity Income Fund
Class A	1,000.00	1,018.84	6.01	1.20%
Class C	1,000.00	1,016.02	8.85	1.77%
Class R6	1,000.00	1,020.18	4.66	0.93%
Institutional Class	1,000.00	1,019.59	5.26	1.05%
Steward International Enhanced Index Fund
Class A	1,000.00	1,020.03	4.81	0.96%
Class C	1,000.00	1,022.07	2.76	0.55%
Class R6	1,000.00	1,021.42	3.41	0.68%
Institutional Class	1,000.00	1,020.88	3.96	0.79%
Steward Large Cap Core Fund(1)
Class A	1,000.00	1,018.19	4.59	1.00%
Institutional Class	1,000.00	1,019.33	3.44	0.75%
Steward Large Cap Growth Fund(1)
Class A	1,000.00	1,018.19	4.59	1.00%
Institutional Class	1,000.00	1,019.33	3.44	0.75%
Steward Large Cap Value Fund(1)
Class A	1,000.00	1,018.19	4.59	1.00%
Institutional Class	1,000.00	1,019.33	3.44	0.75%
Steward Select Bond Fund
Class A	1,000.00	1,020.13	4.71	0.94%
Class C	1,000.00	1,014.93	9.94	1.99%
Class R6	1,000.00	1,021.08	3.76	0.75%
Institutional Class	1,000.00	1,021.03	3.81	0.76%
Steward Small Cap Growth Fund(1)
Class A	1,000.00	1,017.05	5.73	1.25%
Institutional Class	1,000.00	1,018.19	4.59	1.00%
Steward Values-Focused Large Cap Enhanced Index Fund
Class A	1,000.00	1,020.58	4.26	0.85%
Class C	1,000.00	1,016.46	8.40	1.68%
Class R6	1,000.00	1,022.17	2.66	0.53%
Institutional Class	1,000.00	1,021.62	3.21	0.64%
Steward Values-Focused Small-Mid Cap Enhanced Index Fund
Class A	1,000.00	1,020.63	4.21	0.84%
Class C	1,000.00	1,020.38	4.46	0.89%
Class R6	1,000.00	1,021.92	2.91	0.58%
Institutional Class	1,000.00	1,021.42	3.41	0.68%

(1)	Inception date 11/15/2021.

DIRECTORS AND EXECUTIVE OFFICERS (Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors and the Funds’ officers appointed by the Board of Directors. The tables below list the Directors and executive officers of the Funds and their principal occupations during the past five years, other directorships held by the Directors and their affiliations, if any, with Crossmark Global Investments, Inc. and Crossmark Distributors, Inc.
The Funds’ statement of additional information includes additional information about the Funds’ Directors and is available, without charge, upon request, by calling 1-888-845-6910.
Name, Address, Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee During the Past 5 Years
Interested Directors
Michael L. Kern, III, CFA(2) c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1973	Chairman of the Board; Director	Indefinite Term Since 2017	President, CEO and Treasurer, Crossmark Global Holdings, Inc. (May 2015 - Present); President, CEO and Treasurer, Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2016 - Present); Chief Compliance Officer, Crossmark Distributors, Inc. (August 1, 2017 - December 11, 2017); Secretary, Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2016 - 2018)	11	Stratford Cambridge Group Investments – Advisory Board (2011 - 2017); Foundation Capital Resources (2015 -Present); GSV Fund Management Company (2020 - Present)
Kyle A. Dana CRPC(3) c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1978	Director	Indefinite Term Since 2017	Senior Vice President, Retirement & Investment Solutions of AGFinancial(4) (2000 − Present)	11	N/A
Independent Directors
Mark H. Barineau c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1968	Director	Indefinite Term Since 2017	President of Lionsmark Investment Group(5) (since April 2016); Co-Founder and Managing Member, Starboard Star Venture Capital LLC (2021 - Present); President & Owner of Radney Management & Investments, Inc.(6) (1996 – 2016)	11	N/A
Richard L. Peteka c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1961	Director	Indefinite Term Since 2017	Chief Financial Officer and Secretary of SLR Investment Corp., SLR Senior Investment Corp. (May 2012 - Present) and SCP Private Credit Income BDC LLC (2018 - Present) and SLR HC BDC LLC (2020 - Present)(7)	11	N/A
Adriana R. Posada c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1954	Director	Indefinite Term Since 2017	Retired; Sr. Portfolio Manager of American Beacon Advisors, Inc. (September 1998 − March 2016)	11	N/A

DIRECTORS AND EXECUTIVE OFFICERS (Unaudited)

Name, Address, Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee During the Past 5 Years
Independent Directors (continued)
Richard J. Rossi c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1956	Director; Lead Independent Director as of May 14, 2020	Indefinite Term Since 2019	Retired; President and Co–Chief Operating Officer, Eagle Asset Management, President, Eagle Mutual Funds and Eagle Fund Distributors (2000 – 2017)	11	N/A

(1)  Each Director serves on the Board from the time of his or her election or appointment until the election of Directors next succeeding his or her election or appointment and until his or her successor is elected and qualified. Because the Funds do not hold regular annual meetings of shareholders to elect Directors, each Director serves for an indefinite period.
(2)  Mr. Kern is an ‘‘interested person’’ of SFI, as defined in the 1940 Act, because of his position with the Funds’ investment adviser, administrator and distributor.
(3)  Mr. Dana is an ‘‘interested person’’ of SFI, as defined in the 1940 Act, because of his position with AGFinancial, which is an affiliate of the Funds’ investment adviser, administrator and distributor.
(4)  AGFinancial is an affiliate of SFI’s investment adviser, administrator and distributor specializing in delivering financial products and services that align with faith and values.
(5)  Lionsmark Investment Group is a private real estate investment and management company that Mr. Barineau formed in 2016. Its primary business is the acquisition, development and management of multi-family assets and other active and passive real estate investments.
(6)  Radney Management & Investments, Inc. was established in 1982 and is an ACCREDITED MANAGEMENT ORGANIZATION(R) specializing in multi-family property management.
(7)  SLR Investment Corp., SLR Senior Investment Corp. and SCP Private Credit Income BDC LLC and SLR HC BDC LLC are business development companies that invest primarily in senior secured loans of private middle-market companies to generate current income that is distributed to shareholders across economic cycles.

DIRECTORS AND EXECUTIVE OFFICERS (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee During the Past 5 Years
Executive Officers
Michael L. Kern, III, CFA 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1973	President and Treasurer	Since 2016	President, CEO and Treasurer, Crossmark Global Holdings, Inc. (May 2015 − Present); President, CEO and Treasurer, Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2016 − Present); Chief Compliance Officer, Crossmark Distributors, Inc. (August 1, 2017 − December 11, 2017); Secretary, Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2016 − 2018)	Stratford Cambridge Group Investments − Advisory Board (2011 − 2017); Foundation Capital Resources (2015 − Present); GSV Fund Management Company (2020 -Present)
Robert C. Doll, CFA 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1954	Executive Vice President	Since 2021	Chief Investment Officer, Crossmark Global Investments, Inc. (2021 - Present); Chief Equity Strategist and Senior Portfolio Manager, Nuveen (November 2012 - March 2021)	N/A
John R. Wolf 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1961	Executive Vice President	Since 2004	Managing Director, Crossmark Global Investments, Inc. (2019 – Present); Managing Director – Equity Investments, Crossmark Global Investments, Inc. (1996 – 2019)	N/A
Brent Lium, CFA 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1969	Executive Vice President	Since 2019	Managing Director - Head of Equity Investments, Crossmark Global Investments, Inc. (February 2021 -Present); Managing Director, Crossmark
Global Investments, Inc. (2019 – February
2021); Portfolio Manager,
			Invesco Ltd. (2001 − 2019)	N/A
Rob Botard, CFA 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1970	Executive Vice President	Since 2022	Managing Director and Portfolio Manager, Crossmark Global Investments, Inc. (April 2022 - Present); Portfolio Manager, Invesco Ltd. (April 2011- April 2022)	N/A
Victoria Fernandez, CFA 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1973	Executive Vice President	Since 2014	Chief Market Strategist, Crossmark Global Investments, Inc. (2018 − Present); Managing Director – Fixed Income Investments, Crossmark Global Investments, Inc. (2012 – 2018)	N/A
Paul Townsen 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1971	Executive Vice President	Since 2017	Managing Director − Head of Trading & Investment Operations, Crossmark Global Investments, Inc. (2021 − Present); Managing Director, Crossmark Global
Investments, Inc. (2017 − 2021); Senior
Vice President, Crossmark Global
			Investments, Inc. (2015 − 2017)	N/A
Ryan Caylor, CFA 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1988	Executive Vice President	Since 2020	Portfolio Manager, Crossmark Global
Investments, Inc. (2020 − Present);
Head of Research, Crossmark Global
Investments, Inc. (2019 – Present);
Senior Research Analyst, Crossmark
Global Investments Inc. (2016 – 2019);
Associate, Tudor, Pickering, Holt & Co.
			(2013 – 2016)	N/A

DIRECTORS AND EXECUTIVE OFFICERS (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee During the Past 5 Years
Executive Officers (continued)
Heather Lindsey 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1973	Executive Vice President	Since 2022	Managing Director – Head of Distributions
Crossmark Global Investments, Inc.
(August 2021 – Present); Senior Vice President, Head of Strategic Accounts,
Invesco Ltd. (March 2018 –
March 2020); Senior Director - Retirement
& Insurance Platforms, Invesco Ltd.
			(April 2008 - February 2018).	N/A
Patrick N. Garboden 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1957	Executive Vice President and Liquidity Risk Management Program Administrator	Since 2018	Senior Portfolio Manager, Crossmark Global Investments, Inc. (October 2008 – Present)	N/A
Jim A. Coppedge 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1968	Executive Vice President, Chief Compliance Officer, Secretary and Assistant Treasurer	Since 2017	General Counsel and Chief Compliance Officer, Crossmark Global Investments, Inc. (2017 − Present); General Counsel and Chief Compliance Officer, Crossmark Distributors, Inc. (December 11, 2017 − Present); Secretary, Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2018 − Present)	N/A
Jessica Gunter 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1987	Assistant Secretary and Assistant Treasurer	Since 2020	Senior Compliance Officer and Associate General Counsel, Crossmark Global Investments, Inc. (2020 - Present); Teacher, St. Laurence Catholic School (2015-2020)	N/A
Patricia Mims 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1960	Assistant Treasurer	Since 2021	Financial Operations Principal, Crossmark Distributors, Inc. (2018 - Present); Senior Compliance Officer, Crossmark Global Investments, Inc. (October 2018 - 2020); Assistant Secretary, Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2018 - 2020); Senior Compliance Associate, Crossmark Global Investments, Inc. (April 2013 - October 2018)	N/A

(1)  SFI officers are elected by the Board annually and hold office until the next annual Board meeting at which officers are elected and until his or her successor is elected and qualified.

Visit us online at: crossmarkglobal.com STEWARD FUNDS ANNUAL REPORT Steward Covered Call Income Fund Steward Equity Market Neutral Fund Steward Global Equity Income Fund Steward International Enhanced Index Fund Steward Large Cap Core Fund Steward Large Cap Growth Fund Steward Large Cap Value Fund Steward Select Bond Fund Steward Small Cap Growth Fund Steward Values-Focused Large Cap Enhanced Index Fund Steward Values-Focused Small-Mid Cap Enhanced Index Fund Distributed by: Crossmark Distributors, Inc. 15375 Memorial Dr, Suite 200 Houston, TX 77079 888-845-6910 stewardfunds@crossmarkglobal.com For more complete information about the Steward Funds, including charges and expenses, contact the Distributor to receive a prospectus. Please read it carefully before you invest or send money. SF 04/30

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an exhibit.

(c)

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 of Form N-CSR.

(d)

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 of Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)	(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)	(2) The audit committee financial expert is Richard L. Peteka, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2022	2021
(a) Audit Fees	$170,750	$91,750
(b) Audit-Related Fees	$-	$-
(c) Tax Fees	$35,750	$18,000
(d) All Other Fees	$-	$-

The audit fees are paid for professional services rendered by the auditor for the audit of the Funds’ annual financial statements or services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. The tax fees are paid for professional services rendered by the auditor for tax compliance, tax advice and tax planning.

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(e)

(1) The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the auditor to the Funds and certain non-audit services to be rendered by the auditor to the Funds’ investment adviser which require pre-approval by the Audit Committee. In connection with such pre-approvals, the auditor, or a Fund officer, with the assistance of the auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

(e)

(2) For the fiscal years ended April 30, 2022 and 2021, 0% of the fees disclosed in paragraphs (b)-(d) of Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For the fiscal year ended April 30, 2022, Cohen and Company, Ltd. billed $35,750.
For the fiscal year ended April 30, 2021, Cohen and Company, Ltd. billed $18,000.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	The schedules of investments are included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

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Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-2(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a) (2)	Certifications for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) are attached hereto.

(a) (3)	Not applicable.

(a) (4)	Not applicable.

(b)   Certifications pursuant to Rule 30a-2(b) are furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Steward Funds, Inc.

By:	/s/ Michael L. Kern, III
Michael L. Kern, III President and Treasurer (Principal Executive Officer and Principal Financial Officer)

Date: July 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael L. Kern, III
Michael L. Kern, III President and Treasurer (Principal Executive Officer and Principal Financial Officer)

Date: July 1, 2022

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